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                                                                    EXHIBIT 10.5



                            SUMMARY PLAN DESCRIPTION




















                                  Prepared By:



                             Trust Consultants, Inc.



















     THIS DOCUMENT IS MERELY A DRAFT PROTOTYPE SUMMARY PLAN DESCRIPTION. BEFORE DISTRIBUTING THIS SUMMARY, THE EMPLOYER SHOULD CONSULT WITH A BENEFITS EXPERT OR ATTORNEY TO ENSURE THAT THIS DOCUMENT CORRECTLY REFLECTS THE TERMS OF ITS PLAN AND CONTAINS ALL OF THE INFORMATION NECESSARY TO SATISFY THE SUMMARY PLAN DESCRIPTION REQUIREMENTS FOR ITS PLAN.





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                           EXCHANGE APPLICATIONS, INC.
                             401(K) RETIREMENT PLAN



                          Effective Date: JUNE 1, 1998











               This document is a description of the Plan.
               It is intended that the language be clear and understandable. The law governing plans is very complicated. Consequently, the language in the law and the Plan is very technical and legal. If this description says something different from what the Plan says, the Plan must be followed. A copy of the Plan is available for inspection by contacting the Plan Administrator, whose telephone number is listed under General Information on Page 1.












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                          EXCHANGE APPLICATIONS, INC.
                             401(K) RETIREMENT PLAN



                               TABLE OF CONTENTS




     I.    GENERAL INFORMATION.............................................1
           1.   Name of Plan:..............................................1
           2    Type of Plan...............................................1
           3.   Type of Administration:....................................1
           4.   Plan Year End:.............................................1
           5.   Plan Administrator:........................................1
           6.   Trustee(s):................................................1

     II.   INTRODUCTION....................................................2

     III.  DESCRIPTION OF PLAN BENEFITS AND REQUIREMENTS...................3
           A.   Definitions................................................3
           B.   Eligibility to Participate.................................5
           C.   Contributions..............................................6
           D.   Special Tests..............................................11
           E.   Vesting....................................................12
           F.   Forfeitures................................................13
           G.   Distribution of Benefits...................................15
           H.   Investment of Plan Assets..................................18
           I.   Withdrawals................................................18
           J.   Loans......................................................19
           K.   Top Heavy Rules............................................20

     IV.   CLAIMS PROCEDURES...............................................21

     V.    MISCELLANEOUS...................................................22
           A.   Amendment of the Plan......................................22
           B.   Termination of the Plan....................................22
           C.   Inapplicability of PBGC Guarantees.........................22
           D.   Special Rights Under ERISA.................................22
           E.   Assignment of Benefits.....................................24
           F.   No Continued Rights to Employment..........................24





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                           EXCHANGE APPLICATIONS, INC.
                             401(K) RETIREMENT PLAN




     I.   GENERAL INFORMATION

     1.   Name of Plan:                        EXCHANGE APPLICATIONS, INC.
                                               401(k) Retirement Plan

          Plan Number:                         001

          Employer:                            Exchange Applications, Inc.

          Address:                             695 Atlantic Avenue, Suite 200
                                               Boston, MA 02111
          Telephone:                           (617) 737-2244

          Employer Identification
          Number:                              04-3338916

     2.   Type of Plan:                        401(k) Retirement Plan

     3.   Type of Administration:              Administration by Employer

     4.   Plan Year End:                       December 31

     5.   Plan Administrator:                  Exchange Applications, Inc.

          Address:                             695 Atlantic Avenue, Suite 200
                                               Boston, MA 02111
          Telephone:                           (617) 737-2244

     6.   Trustee(s):                          John O'Brien
                                               Kristin Zaepfel
          Address:                             695 Atlantic Avenue, Suite 200
                                               Boston, MA 02111

     Agent for service of legal process:  Service of legal process may be made upon the Plan Administrator or the
                                          Trustee at the addresses shown above.




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                           EXCHANGE APPLICATIONS, INC.
                             401(K) RETIREMENT PLAN




     II.  INTRODUCTION.


          - The Employer is pleased to sponsor the Exchange Applications, Inc. 401(k) Retirement Plan (the "Plan") to provide retirement benefits for its employees. The Plan is effective as of June 1, 1998.

               The Plan is a defined contribution plan to which you make contributions to accounts held in your name in a trust. Because these assets are held in trust, they are not available to the Employer or the Employer's creditors. However, in limited circumstances, certain contributions to the Plan may be returned to the Employer.

               With this type of plan, the benefit you receive from the Plan depends on the amount contributed to your accounts, the investment performance of your accounts and your vested interest in your accounts. The Plan is designed to provide retirement income to employees who remain with the Employer until retirement. In addition, if your employment with the Employer terminates before you retire, you may also receive benefits,

               The Plan features are merely summarized in this Summary Plan Description (or "Summary" or "SPD"). Not all Plan rules are described in this Summary because some of the rules apply only in very limited circumstances. Therefore, if there is any inconsistency between the Plan as described in this Summary Plan Description and the Plan document itself, the terms of the Plan document will govern.

               Any questions you may have about the Plan should be referred to the Plan Administrator. Copies of the Plan document and the Trust Agreement also are available for your inspection during regular working hours from the Plan Administrator at:

               695 Atlantic Avenue, Suite 200
               Boston, MA 02111




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                           EXCHANGE APPLICATIONS, INC.
                             401(K) RETIREMENT PLAN




     II.  DESCRIPTION OF PLAN BENEFITS AND REQUIREMENTS.

          A.   DEFINITIONS   Certain words and terms in this Summary have
                             special meanings. To help you identify these words and terms, the first letters of the terms are capitalized when used within the text.

                             - ACCOUNT(S). Your separate Account(s) contain the amount of contributions (adjusted for distributions and earnings or losses) made to the Plan on your behalf.

                             - BENEFICIARY. Your Beneficiary is the person or persons you name to receive your benefit distribution in the event of your death. If you are married and you name someone other than your spouse as your Beneficiary, you must get written consent from your spouse.

                             - BREAK IN SERVICE. A Break in Service occurs if you perform less than 501 Hours of Service in a Plan Year. If you are on unpaid leave of absence because of pregnancy or birth or adoption of your child, you will receive credit for up to 501 Hours of Service that you otherwise would have earned if you had not been absent. If these Hours of Service are necessary to prevent a Break in Service in the Plan Year in which your absence begins, these Hours of Service will be credited in that Plan Year. If these Hours of Service are not necessary to prevent a Break in Service in the Plan Year in which your absence begins, these Hours of Service will be credited in the immediately following Plan Year if needed to prevent a Break in Service in that Plan Year.

                             - COMPENSATION is generally the total earnings during the Plan Year paid to you by the Employer that are reported in the "Wages, tips, other compensation" box of Form W-2 for the Plan Year. Compensation also shall include amounts which are not includable in




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                           EXCHANGE APPLICATIONS, INC.
                             401(K) RETIREMENT PLAN




                                 your gross income because the amounts were contributed on a pre-tax basis to a cafeteria plan, this Plan, a simplified employee pension plan or a tax deferred annuity plan. If you are "self-employed", however, Compensation is your "earned income". Compensation for a Plan Year is limited to an amount which may be adjusted each year by the Internal Revenue Service (or "IRS"). For instance, in 1998, Compensation is limited to $160,000.

                             - HIGHLY COMPENSATED EMPLOYEE. Highly Compensated Employees are employees who (1) own 5% of the Employer in the Plan Year or the previous Plan Year or, (2) earned over $80,000 (adjusted periodically for inflation) in the previous year and, if elected by the Employer, were in the top 20% of employees on the basis of compensation. Certain family members of Highly Compensated Employees who are employed by the Employer also are treated as if they are Highly Compensated Employees.

                             - HOUR OF SERVICE. An Hour of Service is each hour for which you are paid or entitled to be paid by the Employer for rendering services to the Employer and any other related employer that must be aggregated with the Employer. Hours of Service also includes up to 501 Hours of Service for which you receive pay from the Employer (or a related employer) while you are on vacation, sick leave, holiday, layoff, jury duty, leave of absence or certain military duty.

                             - PARTICIPANT. A Participant is an employee of the Employer who has met the eligibility requirements for participating in this Plan, and who has an account balance under the Plan. You will continue to be a Participant until your vested Accounts are completely distributed Plan Year. The Plan Year is the twelve-month period ending on the date shown as the Plan Year End in Section I of this Summary.

                             - TRUST. A fund established under trust law to hold the assets of the Plan.

                             - YEAR OF VESTING SERVICE. A Year of Vesting Service is a Plan Year during which you complete at least 1,000




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                           EXCHANGE APPLICATIONS, INC.
                             401(K) RETIREMENT PLAN




                                 Hours of Service. Service will be counted beginning with your date of hire and will include service rendered for the Employer prior to the adoption of the Plan.

     B.   ELIGIBILITY TO PARTICIPATE

           The Plan is open to all employees of the Employer except the following group of Employees:

                             -  nonresident alien employees

                             If you are in a group of employees eligible to participate in the Plan, you will be eligible to become a Participant in the Plan after you have met the following eligibility requirements:

                             -  You have reached age 18.

                             The first Entry Date for the Plan is June 1, 1998. If you are employed by the Employer on the first Entry Date and you are in a group of eligible employees, you will be eligible to participate in the Plan on the first Entry Date even if you have not met the eligibility requirements. If you are not employed by the Employer on the first Entry Date, you will become eligible to participate in the Plan on the Entry Date occurring on or immediately after you meet the eligibility requirements as long as you are in a group of employees eligible to participate on that Entry Date.

                             The Entry Dates are: January 1, April 1, July 1, October 1.

                             If you have been working for the Employer in a group of employees not eligible to join the Plan, and you transfer into a group of employees eligible to participate, all of your service with the Employer will be counted to determine when you will be eligible to participate. If you have already met the eligibility requirements when you transfer to an eligible group and previously would have become a Participant but for being in an ineligible group of employees, you will become eligible to participate in the Plan on the date you transfer. If you would not have become a Participant until after the date of your transfer, or if you do not meet all of the eligibility requirements until a later date, you will become eligible to participate on the Entry Date occurring on or immediately after the date you meet the eligibility requirements as long as you are still in a group of employees eligible to participate in the Plan on that Entry Date.




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                           EXCHANGE APPLICATIONS, INC.
                             401(K) RETIREMENT PLAN




                             If you are a Participant and transfer to a group of employees not eligible to participate in the Plan, your participation will cease until you transfer back to a group of employees eligible to participate in the Plan. You will be eligible to rejoin the Plan immediately upon your transfer to a group of employees eligible to participate in the Plan.

                             If your employment terminates when you are a Participant and if you are later rehired in a group of employees eligible to participate in the Plan, you will be eligible to rejoin the Plan immediately upon your reemployment. If your employment terminates when you are a Participant, and if you are later rehired in a group of employees not eligible to join the Plan, you may not rejoin the Plan until you transfer back to a group of employees eligible to participate in the Plan.

                             If your employment terminates before you become eligible to participate in the Plan, and if you are later rehired by the Employer, your prior period of service will be counted for purposes of determining when you will be eligible to participate after you are rehired.

     C.   CONTRIBUTIONS

          CONTRIBUTIONS AND INDIVIDUAL ACCOUNTS. The following types of contributions may be made to the Plan by you and the Employer. Each type of contribution will be allocated to a separate account for you.

                             - ELECTIVE DEFERRAL CONTRIBUTIONS You may make Elective Deferral Contributions to the Plan up to 15% of your Compensation per pay period. These contributions will be subtracted from your salary or wages each pay period BEFORE Federal (and usually state) income taxes are withheld. Thus, your take home pay will be reduced by LESS than the amount that is contributed as your Elective Deferral Contribution. FICA tax (Social Security and Medicare) is always withheld from total wages, including wages before Elective Deferral Contributions are deducted from your pay.

                                 Example: Suppose John and Carol each earn
                                 $25,000 a year and that each of them saves 6% of their pay per year (or $1,500) for retirement. If Carol saves that amount in the Plan, she has $225 more in spendable income than John, who saves $1,500 after he receives his pay.




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                           EXCHANGE APPLICATIONS, INC.
                             401(K) RETIREMENT PLAN




                                                      John         Carol

                                                    After-Pay     Elective
                                                                  Deferral

                                                     Savings    Contributions
                                                     -------    -------------

                             Annual Pay              $25,000       $25,000

                             Elective Deferrals            0         1,500
                                                     -------       -------

                             Taxable Pay             $25,000       $23,500

                             Federal Tax*              3,750         3,525

                             Social Security Tax       1,913         1,913

                             Conventional Savings      1,500             0
                                                     -------       -------

                             Spendable Income        $17,837       $18,062

                             Additional Spendable         $0          $225
                             Income


                                 *Based on a 15% flat federal tax rate. State and local income taxes are not included.

                                 Your Elective Deferral Contributions will be credited to your Elective Deferral Contributions Account.

                                 The tax laws impose a limit on the total amount of elective deferrals you can contribute to this Plan and ALL other such plans in any calendar year. This limit, which is $10,000 in 1998, may be adjusted each year by the Internal Revenue Service based on cost of living increases. If you exceed the limit in a calendar year, the excess deferrals (adjusted for earnings or losses) should be returned to you no later than the April 15 following the calendar year of deferral. These returned amounts will be included in your income for the calendar year of deferral (that is, in the year prior to the year the excess deferrals are returned to you). If these excess amounts are not returned to you by that April 15, these amounts will be included in your income in the year of the deferral




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                             401(K) RETIREMENT PLAN




                                 AND in the year they are distributed. If you want your excess deferrals (adjusted for earnings or losses) returned to you, you MUST notify the plan or plans no later than March 1 following the calendar year of the excess deferral of the amount of your excess deferrals that the plan (or plans) should return to you. The plan (or plans) will not automatically return excess deferrals to you.

                             -   Your election to make Elective Deferral
                                 Contributions will apply only to Compensation earned after you return the proper election form to the Plan Administrator and will remain in effect indefinitely. You may, however, discontinue, reduce or increase your future Elective Deferral Contributions by completing the proper form and giving it to the Plan Administrator. You should check with the Plan Administrator for details on how soon after you return the form to the Plan Administrator that your change will be effective.

                                 ROLLOVER CONTRIBUTIONS If you have participated in other qualified retirement plans, you may, with the approval of the Plan Administrator, make a Rollover Contribution to the Plan of certain distributions you may receive from those other plans. This contribution may be done by either a direct rollover or by an indirect rollover and will be credited to your Rollover Contribution Account. (A direct rollover occurs when the other plan makes your distribution check payable to this Plan. An indirect rollover occurs when the other plan makes your distribution check payable to you and then you roll over the distribution to this Plan no later than 60 days after you receive the check.)

                                 You may make a Rollover Contribution even if you are not yet a Participant as long as you otherwise would be eligible to participate except for meeting any service requirement for eligibility to participate. A Rollover Contribution is the only type of contribution that may be made to the Plan before you are eligible to participate in the Plan.

                                 Not all distributions are eligible for rollover to this Plan, so if you would like to make a direct or indirect Rollover Contribution to this Plan, see the Plan Administrator.




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                           EXCHANGE APPLICATIONS, INC.
                             401(K) RETIREMENT PLAN




                             -   DISCRETIONARY EMPLOYER CONTRIBUTIONS

                                 Each Plan Year, the Employer has the option to make a Discretionary Employer Contribution to the Plan. The Employer has total discretion about whether to make this type of contribution and the amount of the contribution, if any. Your share of any Discretionary Employer Contribution will be credited to your Discretionary Employer Contributions Account after the end of the Plan Year for which the contribution is made.

                                 A share of the Discretionary Employer
                                 Contribution for a Plan Year will be allocated to your Discretionary Employer Contributions Account if you meet one of the following criteria in the Plan Year for which the Discretionary Employer Contribution is made, even if you did not make any Elective Deferral Contributions in that Plan Year:

                             - You completed at least 500 Hours of Service in that Plan Year; or

                             - You were employed by the Employer on the last day of that Plan Year (regardless of your Hours of Service); or

                             - Your employment with the Employer terminated during that Plan Year because of your death, retirement or total and permanent disability (regardless of your Hours of Service).

                                 If you are eligible to share in the
                                 Discretionary Employer Contribution for a Plan Year, the amount of the Discretionary Employer Contribution that will be allocated to your Discretionary Employer Contributions Account will be determined by multiplying the amount of the Discretionary Employer Contribution for that Plan Year by a fraction, the numerator of which is equal to your Compensation for that Plan Year and the denominator of which is equal to the total Compensation for that Plan Year paid to all Participants eligible to share in the Discretionary Employer Contribution for that Plan Year. Thus, the Discretionary Employer Contribution will be allocated to the Accounts of eligible Participants in proportion to their Compensation.




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                           EXCHANGE APPLICATIONS, INC.
                             401(K) RETIREMENT PLAN




                                 EXAMPLE. Suppose the Discretionary Employer
                                 Contribution is $3,750 and only John and Carol are eligible to share in the allocation of that contribution. Assuming John's Compensation is $25,000 and Carol's Compensation is $50,000, the $3,750 Discretionary Employer Contribution will be allocated as follows:

                                  JOHN:
                                                  $25,000
                                 $3,750   x       $75,000 = $1,250

                                  CAROL:
                                                  $50,000
                                 $3,750   x       $75,000 = $2,500



                                 In this example, the Discretionary Employer
                                 Contribution allocated to each of John's and Carol's Accounts was 5% of their Compensation.

                             -   SPECIAL CONTRIBUTIONS

                                 Each Plan Year, the Plan must pass the Actual Deferral Percentage ("ADP") nondiscrimination test. (See the following Section for a more detailed discussion of this test.) If the Plan fails to pass this test, the Employer has several options to pass the test. The Employer MAY, but is not required to, elect to pass the test by making one or more of the following contributions:

                             -   QUALIFIED NONELECTIVE CONTRIBUTIONS

                                 If the Employer elects to make these
                                 contributions for a Plan Year, they will be allocated to your Qualified Nonelective Contributions Account if you are not a Highly Compensated Employee and you meet ONE of the following criteria for that Plan Year:

                             - You completed at least 500 Hours of Service in that Plan Year.

                             - You were employed by the Employer on the last day of that Plan Year (regardless of your Hours of Service).




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                           EXCHANGE APPLICATIONS, INC.
                             401(K) RETIREMENT PLAN




                             - Your employment with the Employer terminated during that Plan Year because of your death, retirement or total and permanent disability (regardless of your Hours of Service).

                                 If Qualified Nonelective Contributions are made, they will be allocated to the Qualified Nonelective Contribution Accounts of eligible Participants in proportion to their Compensation. These contributions are always 100% vested and are not available for hardship withdrawals.

                             -   QUALIFIED MATCHING CONTRIBUTIONS

                                 If the Employer elects to make these
                                 contributions for a Plan Year, they will be allocated to your Qualified Matching Contributions Account if you are not a Highly Compensated Employee and you made Elective Deferrals during that Plan Year. If Qualified Matching Contributions are made, they will be allocated to the Qualified Matching Contributions Accounts of eligible Participants in proportion to their Elective Deferral Contributions for the Plan Year. Qualified Matching Contributions are always 100% vested and are NOT available for hardship withdrawals.

                             All of the preceding accounts will be credited with earnings and/or losses on the amounts credited to those Accounts and will be debited by distributions from the Accounts.

     D.  SPECIAL TESTS

                             SPECIAL NONDISCRIMINATION TESTS
                             The Employer must make sure the Plan passes the ADP test each Plan Year. This test is meant to insure that Plan benefits do not discriminate in favor of Highly Compensated Employees. If the Plan fails the test in a Plan Year, the Employer may take one or more of the following actions to make sure the Plan passes the test:

                             - Before the end of the Plan Year, the Employer may stop or reduce the amount of Elective Deferral Contributions to be made by Highly Compensated Employees for the rest of the Plan Year.




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                           EXCHANGE APPLICATIONS, INC.
                             401(K) RETIREMENT PLAN




                             - The Employer may distribute (and/or forfeit) certain contributions (adjusted for any income or loss on such contributions) made on behalf of Highly Compensated Employees. For instance, if the Plan fails the ADP test and returns some of your Elective Deferral Contributions to you by 2 1/2 months after the Plan Year in which you made the contribution, you must include the returned contribution in your taxable income in the year you made the first contribution for the Plan Year (generally, this is the year before the contribution is returned to you). If the Plan returns some of your Elective Deferrals Contributions to you more than 2 1/2 months after the Plan Year in which you made the contribution, you must include the returned contribution in your taxable income in the year in which the contribution is returned to you. If the Employer distributes contributions, the Employer will notify affected individuals and give them a more detailed explanation of the tax consequences of the action.

                             - The Employer may make a Qualified Nonelective Contribution or a Qualified Matching Contribution.

                             TOTAL CONTRIBUTION LIMITS

                             In addition to the tests described above, the tax law limits the total amount of all contributions (except Rollover Contributions) that can be allocated to your Accounts in any year. Under this rule, the maximum amount that may be contributed to the Plan (and any other defined contribution plan sponsored by the Employer) on your behalf in any year is generally limited to the lesser of a specified amount which may change each year ($30,000 in 1998) or 25% of your taxable compensation (that is, your compensation after elective deferral contributions to this and any other plan). In order to prevent contributions from exceeding this limit, the Employer may limit the amount of your Elective Deferral Contributions or return some of your contributions to you.

     E.  VESTING             Vesting refers to the part of your Accounts that is
                             yours and that cannot be forfeited.

                             - You will always have a 100 percent vested (nonforfeitable) interest in your:




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                                 -  Elective Deferral Contributions Account
                                 -  Rollover Contributions Account
                                 -  Qualified Non-elective Contributions Account
                                 -  Qualified Matching Contributions Account

                             -   You will earn a vested interest in your
                                 Discretionary Employer Contributions Account based on your Years of Vesting Service in accordance with the following schedule:

                                 Years of Vesting Service      Vested Percentage
                                 ------------------------      -----------------

                                 1 year                              33.3%
                                 2 years                             66.7%
                                 3 or more                            100%

                                 For example, if you have 3 Years of Vesting
                                 Service and your employment terminates, you will be entitled to the entire amount in your Discretionary Employer Contribution Account. However, if your employment terminates after you complete only 2 Years of Vesting Service, you will be entitled to receive 66.7% of that Account.

                             You will also become 100% vested in these Accounts when you reach your Normal Retirement Age of 65 while employed by the Employer or if you die or become totally and permanently disabled while employed by the Employer. For this purpose, total and permanent disability means you are unable to work at any job because of an illness which is expected to end in death or which is expected to last for at least 12 consecutive months. However, total and permanent disability does not include disability caused by certain things such as alcoholism or drug addiction, service in any armed forces or participating in a criminal act.

     F.  FORFEITURES

                             If your employment terminates when you are partially vested in some or all of your Accounts (see E, above) and all of your vested Account balances are distributed to you before the end of the second Plan Year after the Plan Year in which your employment terminated, the nonvested portion of your Accounts will be forfeited at the end of the Plan Year in which you receive a distribution of all of your vested Account balances. If you return to work for the Employer before you




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                             have a five consecutive year Break in Service
                             (measured from the date immediately after the date your benefits were distributed), your forfeited Account balances will be restored to your Accounts if you repay to the Plan the full amount of your prior distribution no later than five years after you return to work. If you make timely repayment, your previously forfeited benefits (unadjusted for gains and losses) will be restored to your Accounts as of the last day of the Plan Year in which you make the repayment. Forfeited amounts will not be restored if you return to work after the end of the five consecutive year Break in Service (measured from the date immediately after your vested benefits were distributed) or if you do not timely repay the full amount of your previous distribution

                             If you are not vested in any part of your Accounts when your employment terminates, all of your Accounts will be forfeited on the date your employment terminates. If you return to work for the Employer before you have a five consecutive year Break in Service (measured from the date your employment terminated), your forfeited Account balances (unadjusted for gains and losses) will be restored to your Accounts as of the end of the Plan Year in which you return to work.

                             If your nonvested benefits are not forfeited in accordance with the preceding rules (because, for instance, you elect to defer distribution of your vested benefits), your nonvested Account balances will be held in suspense and forfeited in the Plan Year in which you incur a five consecutive year Break in Service unless you return to work for the Employer before you incur a five consecutive year Break in Service. If you return to work for the Employer after you incur a five consecutive year Break in Service, your forfeited benefits will NOT be restored.

                             Forfeitures will be used in the following order of priority in the Plan Year in which the forfeitures take place:

                             - First, forfeitures will be used to restore returning Participants' Accounts in accordance with the rules described above.

                             - Next, forfeitures will be used to reduce future contributions that must be made by the Employer.

                             - Next, if the Employer elects, forfeitures will be used to pay reasonable costs of administering the Plan.




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                           EXCHANGE APPLICATIONS, INC.
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                             -   Finally, any remaining forfeitures

                                 - will be treated as Discretionary Employer Contributions and allocated to Participant Accounts as if they were Discretionary Employer Contributions.

     G.  DISTRIBUTION OF BENEFITS

                             ELIGIBILITY FOR DISTRIBUTION

                             - You will be entitled to receive a distribution of the vested amounts in your Accounts upon any of the following events:

                             - Your employment with the Employer terminates for any reason, including death or total and permanent disability. (However, because of certain legal restrictions, if your employment terminates because of the sale of all or part of the Employer's business, you may not be treated as if your employment terminated.)

                             - You reach age 65. (Age 65 is the Plan's Normal Retirement Age.)

                             -  Termination of the Plan.

                             TIMING OF DISTRIBUTIONS

                             You will begin receiving benefit distributions in accordance with the following rules:

                             - Generally, distribution of your vested Account balances will begin within a reasonable period of time after your employment terminates and you submit completed distribution forms to the Plan Administrator.

                             -   If he total value of all of your vested
                                 Accounts is more than $5,000 (or, at the time of any prior distribution, was more than $5,000), you may delay distribution of your benefits; however, your benefits must start no later than the April 1 following the year in which you reach age 70 1/2. (If you reached age 70 1/2 before




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                                 January 1, 1988, special rules apply to
                                 determine when your distributions must begin.)

                             -   If the total value of all of your vested
                                 Accounts is $5,000 or less (and, at the time of all prior distributions, was $5,000 or less), your entire vested Accounts will be distributed to you in a lump sum payment of cash within a reasonable period of time after your employment terminates. You may NOT elect to delay distribution of your benefits.

                             FORMS OF DISTRIBUTION

                             The following forms of distribution are available if the total value of all of your vested Accounts is greater than $5,000 (or, at the time of any prior distribution, was greater than $5,000):

                             - In a lump sum payment of cash of all or part of your vested Accounts.

                             - In substantially equal monthly, quarterly or annual installment payments of cash over a period of years not longer than your life expectancy or the joint and last survivor life expectancies of you and your Beneficiary. (Under this method of payment, your payment for a year is determined by dividing your account balance at the end of the previous year by the appropriate life expectancy. In the first year of payment, the appropriate life expectancy is determined from IRS tables based on your age (and the age of your beneficiary if you elect the joint life expectancy method of payment). In each of the following years, that appropriate life expectancy is reduced by one. For instance, if life expectancy in the first year is 20, life expectancy in the second year is 19, life expectancy in the third year is 18, etc., so that all payments are made by the end of 20 years.)

                         Most lump sum distributions from the Plan will qualify as "eligible rollover distributions." If your distribution qualifies as an eligible rollover distribution, 20% of the distribution will be withheld for prepayment of your federal taxes unless the distribution is directly rolled over to an individual retirement account (IRA) or another qualified plan. In addition, if you receive your vested Accounts before you reach age 59 1/2, you may be subject to a penalty tax.




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                           EXCHANGE APPLICATIONS, INC.
                             401(K) RETIREMENT PLAN




                         Before you receive a distribution, the Plan
                         Administrator will supply you with a detailed description of the withholding and direct rollover rules and will give you the forms you must complete to make your distribution election. Before you decide how to receive your benefits, you should consult with a tax adviser, such as an attorney or an accountant, to consider your choices and determine the tax consequences in your particular circumstances.

                         If your employment terminates and you return to work for the Employer before you reach age 65, your future benefit payments, if any, will stop while you are employed by the Employer.

                         DEATH BENEFITS

                         You may designate one or more Beneficiaries to receive any vested benefits you are entitled to receive from the Plan when you die. However, if you are married on the date of your death, your surviving spouse must be your only Beneficiary unless (1) you designate another Beneficiary, (2) your spouse specifically consents in writing to that Beneficiary, and (3) your spouse's consent is witnessed by the Plan Administrator or a notary public. You may change your Beneficiary designation at any time but if you are married, you must have your spouse's consent as described in the preceding sentence. In any event, all Beneficiary designations must be made on a form which is available from the Plan Administrator. If you fail to designate a Beneficiary or if none of your Beneficiaries survive you, the Plan Administrator will designate Beneficiaries in the following order:

                         1.    Your surviving spouse.

                         2. Your children, per stirpes. (This means that if all of your children survive you, they will share equally in any survivor benefits. However, if one of your children dies before you, but his children survive you, the share that your deceased child would have received will be divided equally among the children of your deceased child.)

                         3.    Your brothers and sisters, per stirpes.

                         4.    Your parents, in equal shares.

                         5.    Your estate.

                         If you die after benefit payments have begun but before you have received all of your vested benefits, payments will continue to your Beneficiary. If desired, your Beneficiary may receive the payments on a faster schedule or in one lump sum payment.




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                           EXCHANGE APPLICATIONS, INC.
                             401(K) RETIREMENT PLAN




                         If you die before payment of your benefits begins, your vested interest in your Accounts will be paid to your Beneficiary. The Plan Administrator will give your Beneficiary additional information on the death benefit choices. In general, your entire vested Account balance must be distributed by the end of the fifth year following the year in which you die unless your Beneficiary elects to receive your vested benefits in substantially equal installments over his or her life expectancy beginning by the end of the year following the year in which you die. However, if your Beneficiary is your surviving spouse, the installments do not have to begin until the later of (1) the first anniversary of your death, or (2) the date you would have reached age 70 1/2 if you had not died. Your surviving spouse must make an election of when benefits will begin by the earlier of (1) the end of the fifth year following the year in which you died, or (2) the later of the first anniversary of your death or the date you would have reached age 70 1/2 if you had not died.

     H.  INVESTMENT OF PLAN ASSETS

                         All contributions to the Plan are kept in the Trust. A separate Account, including all of the Accounts described in the Contributions Section, is maintained for you within the Trust. The assets of the Trust may be invested only in the T. Rowe Price mutual funds selected by the Employer as investment options under the Plan.

                         You must tell the Plan Administrator how to invest the amounts in all of your Accounts. See the Plan Administrator for a description of the Price mutual funds that are available under the Plan and an explanation of how often you may change your choices and other rules that apply to your investment options. Read each mutual fund prospectus carefully before you decide how to invest.

     I.  WITHDRAWALS     You may make the following types of withdrawals from
                         your Accounts while you are still employed by the Employer.

                         - You may make a hardship withdrawal of contributions to (but not earnings on) your Elective Deferral Contribution Account only if you have an immediate and heavy financial need and you do not have other resources to meet the need. The following circumstances will qualify as an immediate and heavy financial need:

                             - Medical expenses incurred by you, your spouse or your dependents that would qualify as deductible on an individual tax return;

                             -   The purchase of your primary residence;




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                             -   Payment of tuition and related educational fees
                                 for the next year for post-secondary education for you, your spouse, children or dependents;
                                 or

                             -   The need to prevent eviction from, or
                                 foreclosure on the mortgage of, your primary residence.

                         Before you can take a hardship withdrawal, you must first obtain all other forms of withdrawal, including loans, available under this Plan and all other plans maintained by the Employer.

                         All hardship withdrawal requests must be submitted in writing to the Plan Administrator and are subject to approval by the Plan Administrator. The amount withdrawn may not exceed the sum of the actual expense incurred because of the hardship and estimated taxes and penalties on the hardship withdrawal. In addition, if you make a hardship withdrawal, (1) you may not make any type of contributions to this Plan or any other plan maintained by the Employer for one year after you receive this withdrawal, and (2) the maximum amount of Elective Deferral Contributions you may make in the calendar year following the year of your withdrawal will be reduced by the amount of Elective Deferral Contributions you made your with in the year of the withdrawal.

     J.  LOANS           This Plan contains provisions that permit you to borrow
                         from your vested Account balance. However, you should be aware that the amount of your loan, when added to the total of all outstanding loans to you (if any) from all pension and profit sharing plans of the Employer, may not be greater than the lesser of (1) $50,000 reduced by your highest outstanding plan loan balances during the year preceding the date of the loan, or (2)
                         50% of the value of your vested interest in your Accounts.

                         The Plan Administrator will determine the terms of all loans. The maximum payment term for any loan generally will be five years. The minimum loan is $ 1,000. Plan loans must be repaid by salary deduction in equal payments each pay period.

                         1. The person or group authorized to administer the loan program is the Plan Administrator.

                         2. The procedure for applying for loans is the completion of a loan application you obtain from the Plan Administrator. It will be necessary to obtain your spouse's consent in writing as part of the loan application.




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                           EXCHANGE APPLICATIONS, INC.
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                         3.  The basis on which loans are approved or denied is
                             a non-discriminatory basis, uniformly applicable to all Participants.

                         4. The limitations on the types and amounts of loans offered will be determined by the Plan Administrator and described to you separately.

                         5. The reasonable rate of interest will be determined as follows:

                             The interest rate will be the prevailing rate found by the Plan Administrator. It will be the average of the rate used for similar personal loan transactions used by several commercial banks in the general geographic area of the Plan

                         6. Collateral to secure repayment of a loan will be 50% of your vested Account balance.

                         7. In the event you terminate employment, all remaining payments on the loan shall be' immediately due and payable.

                         8. The following are the procedures which will be followed in the event of a default on your loan. In the event of your future failure to repay the loan, the Plan Administrator will declare your loan in default. If you default on your loan, all remaining payments on the loan shall be immediately due and payable. If you do not pay off the loan, the outstanding amount will be deducted from your Account balance upon its distribution to you. The amount of the loan balance would then be a taxable distribution from the Plan and may also be subject to a 10% early distribution penalty if you are not at least age 59 1/2. Your Employer will be required to withhold 20% of the amount of your loan in default for payment of Federal Income Taxes. This withholding will be paid from your remaining vested Account balance at the time of distribution. You should consult a tax advisor if this occurs to determine its effect on your taxes. Note that if the loan is deemed to be distributed as taxable income to you, and you are not otherwise entitled to receive a distribution, the loan will remain part of your Account balance.

     K.  TOP HEAVY RULES

                             To ensure that the majority of benefits under the Plan are not being provided primarily to key employees of the Employer, a determination is made each Plan Year as to whether the Plan is "top heavy". Key employees are officers of the Employer who earn over a specified annually adjusted amount ($65,000 in 1998) and employees who own one of the 10 largest interests in the Employer and earn over a certain annually adjusted




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                             amount ($30,000 in 1998). Employees who own at
                             least five percent of the Employer and employees who own at least one percent of the Employer and receive annual compensation of more than $150,000 from the Employer are also considered key employees.

                             The Plan will be deemed to be "top heavy" in any Plan Year in which the total Account balances of key employees under this Plan (and any plan which must be aggregated with this Plan to make such a determination) exceed 60% of the total amount of the Account balances for all Participants.

                             For any Plan Year in which the Plan is top heavy, if you are not a key employee and you are employed by the Employer on the last day of the Plan Year, the Employer must make for you a minimum top-heavy contribution that is equal to the lesser of (1) 3% of your Compensation for that Plan Year, or (2) the highest contribution percentage made on behalf of a key employee in that Plan Year. However, in any Plan Year the Plan is top-heavy, if the top heavy minimum contribution requirement is met in another plan of the Employer, no top-heavy minimum contribution will be made to this Plan.

     IV. CLAIMS PROCEDURES.

                             The Plan Administrator has the sole responsibility to interpret the provisions of the Plan, including, but not limited to, the responsibility to determine eligibility for participation and benefits, to resolve benefit claims, and to take all other actions necessary to administer the Plan. Any action taken or decision made by the Plan Administrator shall be final, conclusive and binding on all parties.

                             You or your Beneficiary may file a written claim for benefits under this Plan with the Plan Administrator at any time. If you or your Beneficiary want to dispute a decision or action of the Plan Administrator, you or your Beneficiary must submit a written claim to the Plan Administrator within 60 days, or within a longer period if special circumstances are involved, after you or your Beneficiary receive notice of the Plan Administrator's decision or action. If your claim is denied to any extent by the Plan Administrator, a written notification must be sent to you within 90 days (or within a longer period if special circumstances apply) after the Plan Administrator receives your claim. The Plan Administrator's notice will state the reason why your claim was denied, give reference to the specific provisions of the Plan on which the decision was reached, describe any additional material you should give to the Plan Administrator if you decide to appeal the decision and




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                             explain the appeal procedure described in the
                             following paragraph.

                             If you or your Beneficiary choose to appeal the Plan Administrator's decision, you or your Beneficiary must make a request for review in writing to the Plan Administrator within 60 days after you receive written notification of the decision. You may inspect documents relating to your claim, and you may submit written arguments and documents to support your claim. Within 60 days after your appeal is filed with the Plan Administrator, or within 120 days, if there are special circumstances involved, the Plan Administrator will issue you a written notice that includes specific reasons for its decision on appeal.

                             You (or your Beneficiary) must exhaust all of your rights under this claims procedure before filing an action in any court.

     V.   MISCELLANEOUS.

     A.   AMENDMENT OF THE PLAN

                             The Employer reserves the right to amend the Plan at any time. T. Rowe Price Trust Company, as sponsor of the prototype plan document, also reserves the right to amend the prototype plan document at any time. No amendment to the Plan can reduce your Account balances. (Obviously, however, your Account balance can be reduced by investment losses or distribution of all or part of your Accounts.) You will be kept informed of any material amendments to the Plan by updates to this Summary Plan Description.

     B.   TERMINATION OF THE PLAN

                             The Employer intends to continue this Plan indefinitely. However, the Employer reserves the right to terminate the Plan at any time. If a termination takes place, or if the Employer permanently discontinues making contributions to the Plan, you will have a 100% nonforfeitable interest in all of your Accounts.

     C.   INAPPLICABILITY OF PBGC GUARANTEES

                             Because this Plan is a defined contribution plan, benefits under the Plan are NOT insured by the Pension Benefit Guaranty Corporation.

     D.   SPECIAL RIGHTS UNDER ERISA




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                             As a Participant in the Plan, you are entitled to
                             certain rights and protections under the Employee Retirement Income Security Act of 1974 (ERISA). ERISA provides that all Plan Participants shall be entitled to:

                             -   Examine, without charge, at the Plan
                                 Administrator's office and at other specified locations, such as worksites and union halls, all Plan documents, including insurance contracts, collective bargaining agreements and copies of all documents filed by the Plan with the U.S. Department of Labor, such as detailed annual reports and Summary Plan Descriptions.

                             - Obtain copies of all Plan documents and other Plan information upon written request to the Plan Administrator. The Plan Administrator may make a reasonable charge for the copies.

                             -   Receive a summary of the Plan's annual
                                 financial report. The Plan Administrator is required by law to furnish each Participant with a copy of this summary annual report.

                             - Obtain a statement telling you whether you have the right to receive a benefit at your Normal Retirement Date and if so, what your benefits under the Plan would be on the Normal Retirement Date if you stop working now. If you do not have a right to a benefit, the statement will tell you how many more years you have to work for a right to a benefit. This statement must - be requested in writing and is not required to be given more than once a year. The Plan must provide the statement free of charge.

                             In addition to creating rights for Plan
                             Participants, ERISA imposes duties upon the people who are responsible for the operation of the Plan. The people who operate the Plan, called "fiduciaries" of the Plan, have a duty to do so prudently and in the interest of you and other Plan Participants and Beneficiaries. No one, including the Employer, your union or any other person, may fire you or otherwise discriminate against you in any way to prevent you from obtaining a retirement benefit or exercising your rights under ERISA. If your claim for a benefit is denied in whole or in part, you must receive a written explanation of the reason for the denial. You have the right to have the Plan Administrator review and reconsider your claim.




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                             Under ERISA, there are steps you can take to
                             enforce the above rights. For instance, if you request materials from the Plan Administrator and do not receive them within 30 days, you may file suit in a federal court. In such a case, the court may require the Plan Administrator to provide the materials and pay you up to $110 a day until you receive the materials, unless the materials were not sent because of reasons beyond the control of the Plan Administrator. If you have a claim for benefits which is denied or ignored, in whole or in part, you may file suit in a state or federal court.

                             If it should happen that Plan fiduciaries misuse the Plan's money, or if you are discriminated against for asserting your rights, you may seek assistance from the U.S. Department of Labor, or you may file suit in a federal court. The court will decide who should pay court costs and legal fees. If you are successful, the court may order the person you have sued to pay these costs and fees. If you lose, the court may order you to pay these costs and fees if, for example, the court finds your claim is frivolous. If you have any questions about the Plan, you should contact the Plan Administrator. If you have any questions about this statement or about your rights under ERISA, you should contact the nearest Area Office of the U.S. Labor-Management Services Administration, Department of Labor.

     E.   ASSIGNMENT OF BENEFITS

                             Benefits under the Plan are intended only for you (or if you die, your Beneficiary). Neither you nor your Beneficiary can transfer, assign or pledge any of your Plan benefits except as a security for a Plan loan. In addition, no other person can have access to your Accounts held in the Plan except as may be required under (1) an IRS lien for back taxes, or (2) what is called a "qualified domestic relations order." Under a "qualified domestic relations order," a court may enter an order that awards all or part of your vested Account balances to another person or persons.

     F.   NO CONTINUED RIGHTS TO EMPLOYMENT

                             No provision of the Plan or this Summary Plan Description (1) gives you any right to continued employment, (2) prohibits changes in the terms of your employment, or (3) prohibits the termination of your employment.

================================================================================

                        SIMPLIFIED 401(k) PROTOTYPE PLAN

                             ADOPTION AGREEMENT #001

     This is the Adoption Agreement for defined contribution plan #001 of basic plan document #07, which is a combined prototype Section 401(k)/profit sharing defined contribution plan. This Adoption Agreement may be used only in conjunction with basic plan document #07.

     NOTE: Before executing this Adoption Agreement, the Employer should consult with a tax adviser or attorney. Failure to properly complete this Adoption Agreement may result in Plan disqualification.

     The Employer hereby establishes a Section 401(k) plan and a trust for such plan upon the respective terms and conditions contained in the Section 401(k) prototype plan (the "Plan"), and the Trust Agreement to the Plan and appoints as Trustee of such trust the person(s) who has (have) executed this Adoption Agreement evidencing his/her/its (their) acceptance of such appointment. The Plan and the Trust Agreement shall be supplemented and modified by the terms and conditions contained in this Adoption Agreement and shall be effective on the Effective Date, as specified herein.

     After the Employer has notified T. Rowe Price Trust Company in writing that it has adopted the Plan, T. Rowe Price Trust Company shall inform the Employer of any amendments made to the prototype plan or the discontinuance or abandonment of the prototype plan after T. Rowe Price Trust Company receives such notice and until the Employer notifies T. Rowe Price Trust Company it has ceased to use this prototype plan or the Employer no longer meets the requirements of the prototype (e.g., plan assets are not invested solely in Shares).

I.   SPONSOR DATA

     T.Rowe Price Trust Company
     4555 Painters Mill Road
     Owings Mills, MD 21117-4903
     1-800-492-7670

II.  EMPLOYER DATA

     A.   Name: Exchange Applications, Inc.
                ----------------------------------------------------------------

     B.   Tax Identification Number (TIN): 04-3338916
                                           -------------------------------------

     C.   Address:    695 Atlantic Avenue, Suite 200
                      ----------------------------------------------------------

                      Boston, MA 02111
                      ----------------------------------------------------------


                      ----------------------------------------------------------

     D.   Telephone Number:   (617) 737-2244
                              --------------------------------------------------

     E.   Employer's Taxable Year End:    December 31
                                          --------------------------------------

     F.   Employer is:  [X]  a corporate entity

                        [ ]  a non-corporate entity
                        [ ]  a corporate entity electing Subchapter S treatment.


III. PLAN DATA (Complete A or B)

     A.   New Plan.

          1.   Name of Plan and Trust:  Exchange Applications, Inc.
                                        ----------------------------------------
               401(k) Retirement Plan
               -----------------------------------------------------------------

          2.   Effective Date of Plan and Trust:  June 1, 1998
                                                  ------------------------------
               (Usually the first day of the Plan Year in which the Plan is adopted)

          3.   Plan Year End: December 31
                              --------------------------------------------------

     B.   Amended and Restated Plan.

          1.   Name of Plan and Trust:
                                        ----------------------------------------

               -----------------------------------------------------------------

          2.   Initial Effective Date:
                                        ----------------------------------------

          3.   Effective Date of Amended Plan
                                              ----------------------------------
               (Usually the first day of a Plan Year)

          4.   Plan Year End:
                              --------------------------------------------------


IV.  ELIGIBILITY

     A. All Employees shall be eligible to participate in this Plan in accordance with the provisions of Article III of the Plan, EXCEPT the following:

          [X]   Employees who have not attained age 18 (cannot exceed 21);

          [ ] Employees who have not completed _________ (cannot exceed one) Year of Eligibility Service. (If the year of eligibility service selected is a fractional year, an Employee will not be required to complete any specified number of hours of service to receive credit for such fractional year.)

          [ ] Employees included in a unit of Employees covered by a collective bargaining agreement, if retirement benefits were the subject of good faith bargaining between the Employer and Employee representatives. Employee representatives do not include any organization more than half of whose members are Employees who are owners, officers or executives of the Employer;

          [X] Any eligible Employee who is employed by the Employer on the Effective Date of the Plan shall be eligible to participate on the Effective Date regardless of his or her age or Years of Eligibility Service.

     B. The Entry Dates shall be the Effective Date of the Plan and thereafter (Complete 1 or 2)

          1. [ ] The first day of each Plan Year and the first day of the seventh month in each Plan Year;

          2. [X] The first day of each Plan Year and the first day of each quarter in the Plan Year.

V.   CONTRIBUTIONS

     A.   Elective Deferrals.

          A Participant may elect to defer an amount not in excess of 15 % of his or her compensation per pay period in accordance with a salary reduction agreement signed by the Participant.

     B.   Employer Matching Contributions.

          1.   Matching Employer Contributions

               a.   [ ]  shall be made to the Plan.

               b.   [X]  shall not be made to the Plan. (If this subsection b is elected, do not complete the following section 2.)

          2. For a Plan Year, the Employer shall contribute and allocate to the Matching Contributions Account of each Participant who made Elective Deferrals during the Plan Year an amount equal to ____% of the Participant's Elective Deferrals for each pay period in the Plan Year; provided that for purposes of calculating such Matching Contributions, the Participant's Elective Deferrals shall be treated as not exceeding ____% of the Participant's Compensation for each such pay period.

               Notwithstanding the foregoing, the Employer Matching Contribution made on behalf of an eligible Participant for the Plan Year shall not exceed $________. (If this section is not completed, only the percentage limit will apply to Employer Matching Contributions.)

     C.   Discretionary Employer Contributions

          1. [X] may be made to the Plan each year as determined by the Employer.

          2.   [ ]  shall not be made to the Plan.

VI.  VESTING

     If a Participant terminates employment for reasons other than retirement, death or total and permanent disability, the vested portion of his or her Accounts (other than his or her Salary

     Deferral and Rollover Contribution Accounts, which are always 100% vested) shall be determined in accordance with the following schedule (Choose A, B or C):

     A.   [X]       YEARS OF SERVICE                  VESTED PERCENTAGE
                    ----------------                  -----------------

                    1 year                                 33.3%
                                                          -----
                    2 years                                66.7%
                                                          -----
                    3 or more years                       100  %

     B.   [ ]       YEARS OF SERVICE                  VESTED PERCENTAGE
                    ----------------                  -----------------

                    1 year                                     %
                                                          -----
                    2 years                                    % (at least 20%)
                                                          -----
                    3 years                                    % (at least 40%)
                                                          -----
                    4 years                                    % (at least 60%)
                                                          -----
                    5 years                                    % (at least 80%)
                                                          -----
                    6 or more years                       100  %

     C.   [ ]       100% full and immediate.

VII. OPTIONAL FEATURES

     A.   Loans to Participants (Choose 1 or 2):

          1.   [ ]  will not be permitted.

          2. [X] will be permitted not exceeding 50% (not more than 50%) of the present value of the Participant's vested accrued benefit.

     B.   Hardship withdrawals (Choose 1 or 2):

          1.   [ ]  will not be permitted.

          2.   [ ]  will be permitted.

VIII. TOP-HEAVY PROVISIONS

     If the Employer maintains or has ever maintained a defined benefit plan, then for purposes of determining the present value of defined benefit plans' accrued benefits required to be aggregated with this Plan to compute the top-heavy ratio, any benefit shall be discounted only for mortality and interest based on the following:

     Interest rate: _____________________  Mortality table: ____________________

IX.  ALLOCATION LIMITATION

     If any Participant in this Plan is or has ever been a participant in a defined benefit plan maintained by the Employer, give an explanation below of the method under which the plan involved will satisfy the 1.0 limitation of section 415(e) of the Code in a manner that precludes Employer discretion:

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

X.   THE TRUSTEE(S)

     The Employer hereby appoints the following to serve as Trustee(s):

     Name: John O'Brien
           ---------------------------------------------------------------------

     Address: 695 Atlantic Avenue, Suite 200
              ------------------------------------------------------------------

       Boston, MA 02111
     ---------------------------------------------------------------------------

      /s/ [signature illegible]                   /s/ John O'Brien
     ---------------------------------------     -------------------------------
           Witness                                [Signature of] Trustee


     Dated: /s/ [illegible] 6/9/98
           -----------------------


     Name: Kristin Zaepfel
           ---------------------------------------------------------------------

     Address: 695 Atlantic Avenue, Suite 200
              ------------------------------------------------------------------

       Boston, MA 02111
     ---------------------------------------------------------------------------

      /s/ [signature illegible]                   /s/ Kristin Zaepfel
     ---------------------------------------     -------------------------------
           Witness                                [Signature of] Trustee

     Dated:
           -------------------------------


     Name:
           ---------------------------------------------------------------------

     Address:
              ------------------------------------------------------------------


     ---------------------------------------------------------------------------


     -------------------------------------       -------------------------------
           Witness                                [Signature of] Trustee

     Dated:
           -------------------------------


XI.  SUPPLEMENTS

     If additional space is required to specify an elective feature or to amend the Plan in accordance with Section 13.2 of the Plan, please attach additional pages as needed. Each additional page must reference the Section of the Adoption Agreement or the Plan to which the addition applies and must be signed (or initialed) by the Employer and the Trustee(s). In addition, each supplementary page should be numbered, and the total number of pages in the Adoption Agreement and additional pages indicated in the following Section.


XII. EMPLOYER SIGNATURE

     The Employer acknowledges receipt of the current prospectus of each of the investment options designated by the Employer for its initial choice of investments available under the Plan and represents that it has delivered a copy thereof to each Participant in the Plan, and that it will deliver to each Participant making contributions and each new Participant, a copy of the then current prospectus of such investment options. The Employer further represents that the information in this Adoption Agreement shall become effective only when approved and countersigned by the Trustee(s). The right to reject this Adoption Agreement for any reason is reserved.

     Note: An Employer who has ever maintained or who later adopts any plan
           (including a welfare benefit fund, as defined in Code section 419(e), which provides post-retirement medical benefits allocated to separate accounts for Key Employees, as described in Code section 419A(d)(3), or an individual medical account as defined in Code section 415(1)(2)), in addition to this Plan may not rely on the opinion letter issued by the National Office of the Internal Revenue Service as evidence that this Plan is qualified under Code section 401(a). If the Employer who adopts or maintains multiple plans wishes to obtain reliance that the plans are qualified, application for a determination letter should be made to the appropriate Key District Director of Internal Revenue.

           The Employer may not rely on the opinion letter issued by the National Office of the Internal Revenue Service as evidence that this Plan is qualified under Code section 401 unless the terms of the Plan, as herein adopted or amended, that pertain to the requirements of Code sections 401(a)(4), 401(a)(17), 401(1), 401(a)(5), 410 (b)
           and 414(s), as amended by the Tax reform Act of 1986, or later laws,
           (a) are made effective retroactively to the first day of the first Plan Year beginning after December 31, 1988 (or such later date on which these requirements first become effective with respect to this
           Plan); or (b) are made effective no later than the first day on which the Employer is no longer entitled, under regulations, to rely on a reasonable, good faith interpretation of these requirements, and the prior provisions of the plan constitute such an interpretation.

     This Adoption Agreement consists of  6  pages.
                                         ---

     IN WITNESS WHEREOF, the Employer has caused this Adoption Agreement to be executed by its duly authorized officers this 9th day of June, 1998.
                                                   ---        -----------

                                        Exchange Applications, Inc.
                                        ----------------------------------------
                                            [Name of] Employer

                                 By:    /s/ John O'Brien
                                        ----------------------------------------
                       Name and Title:      John O'Brien, VP/CFO
                                            ------------------------------------
                                            (please print)

================================================================================




                           T. ROWE PRICE TRUST COMPANY

                        SIMPLIFIED 401(K) PROTOTYPE PLAN

                               BASIC DOCUMENT #07


================================================================================

                           T. ROWE PRICE TRUST COMPANY
                        SIMPLIFIED 401(k) PROTOTYPE PLAN

                                TABLE OF CONTENTS


ARTICLE 1. GENERAL

  1.1   Purpose ...........................................13
  1.2   Trust .............................................13

ARTICLE 2. DEFINITIONS

  2.1   Account ...........................................13
  2.2   Adoption Agreement ................................13
  2.3   Affiliated Employers ..............................13
  2.4   Beneficiary .......................................13
  2.5   Break in Service ..................................13
  2.6   Code ..............................................13
  2.7   Compensation ......................................13
  2.8   Earned Income .....................................14
  2.9   Effective Date ....................................14
  2.10  Elective Deferrals ................................14
  2.11  Employee ..........................................14
  2.12  Employee After-Tax Contributions ..................14
  2.13  Employer ..........................................14
  2.14  Employer Discretionary Contributions ..............14
  2.15  Entry Dates .......................................14
  2.16  ERISA .............................................14
  2.17  Family Members ....................................14
  2.18  Five Percent Owner ................................14
  2.19  Highly Compensated Employee .......................14
  2.20  Hour of Service ...................................15
  2.21  Leased Employee ...................................15
  2.22  Matching Contributions ............................16
  2.23  Non-Highly Compensation Employee ..................16
  2.24  Normal Retirement Age .............................16
  2.25  Owner-Employee ....................................16
  2.26  Participant .......................................16
  2.27  Plan ..............................................16
  2.28  Plan Administrator ................................16
  2.29  Plan Year .........................................16
  2.30  Section 415 Compensation ..........................16
  2.31  Self-Employed Individual ..........................16
  2.32  Shares ............................................16
  2.33  Sponsor ...........................................16
  2.34  Total Compensation ................................16
  2.35  Total and Permanent Disability ....................17
  2.36  Trust .............................................17
  2.37  Trust Agreement ...................................17
  2.38  Trustee ...........................................17
  2.39  Valuation Date ....................................17
  2.40  Year of Eligibility Service .......................17
  2.41  Year of Vesting Service ...........................17

ARTICLE 3 ELIGIBILITY AND YEARS OF SERVICE

  3.1   Eligibility Requirements ..........................17
        (a) General Rule ..................................17
        (b) Excludable Employees ..........................17
        (c) Change in Status ..............................17

  3.2   Participation and Service Upon Reemployment .......17
        (a) Participation .................................17
        (b) Credit for Prior Service ......................17
  3.3   Predecessor Employers .............................17

ARTICLE 4. TRUST FUND

  4.1   Receipt of Contributions by Trustee ...............18
  4.2   Investment Responsibility .........................18
        (a) Investment Choices ............................18
        (b) Participant Direction .........................18
        (c) Change in Investment Choices ..................18
  4.3   Investment Limitations ............................18

ARTICLE 5. CONTRIBUTIONS

  5.1   Payment ...........................................18
  5.2   Employee Contributions ............................18
        (a) After-Tax Contributions .......................18
        (b) Employee Elective Deferrals ...................18
        (c) Rollovers .....................................18
        (d) Plan-to-Plan Transfers ........................18
  5.3   Employer Contributions ............................18
        (a) Matching Contributions ........................18
        (b) Discretionary Contributions ...................19
        (c) Contribution Limitation .......................19
  5.4   Excess Elective Deferrals .........................19
        (a) General .......................................19
        (b) Calculation of Income or Loss .................19
        (c) Tax Treatment .................................19
        (d) Forfeiture of Certain Matching Contributions ..19
  5.5   Actual Deferral Percentage Test ...................19
        (a) General Test ..................................19
        (b) Special Rules .................................19
  5.6   Average Contribution Percentage Test ..............20
        (a) General Test ..................................20
        (b) Special Rules .................................20
  5.7   Prevention or Cure of ADP Test Failures ...........20
  5.8   Prevention or Cure of ACP Test Failures ...........20
  5.9   Distribution of Excess Contributions
        to Cure ADP Test Failure ..........................21
        (a) General Rule ..................................21
        (b) Calculation of Income or Loss .................21
        (c) Method of Distribution ........................21
        (d) Forfeiture of Certain Matching Contributions ..21
  5.10  Qualified Nonelective Contributions to
        Cure ADP and/or ACP Test Failure ..................21
  5.11  Qualified Matching Contribution to
        Cure ADP and/or ACP Test Failure ..................21
  5.12  Forfeiture and/or Distribution of Excess
        Aggregate Contributions ...........................21
  5.13  Definitions .......................................21
        (a) Actual Deferral Percentage ....................21
        (b) Aggregated Limit ..............................22
        (c) Average Contribution Percentage ...............22
        (d) Contribution Percentage .......................22

================================================================================

================================================================================

        (e) Contribution Percentage Amounts ...............22
        (f) Excess Aggregate Contributions ................22
        (g) Excess Contribution ...........................22
        (h) Excess Elective Deferrals .....................22
        (i) Qualified Matching Contributions ..............22
        (j) Qualified Nonelective Contributions ...........22

ARTICLE 6. ALLOCATIONS

  6.1   Individual Accounts ...............................23
        (a) Elective Deferrals ............................23
        (b) Rollovers .....................................23
        (c) After-Tax Contributions .......................23
        (d) Matching Contributions ........................23
        (e) Discretionary Contributions ...................23
        (f) Qualified Nonelective Contributions ...........23
        (g) Qualified Matching Contributions ..............23
  6.2   Allocation of Contributions .......................23
        (a) Elective Deferrals, Matching Contributions
            and Rollover Contributions ....................23
        (b) Qualified Nonelective and Qualified
            Matching Contributions ........................23
        (c) Employer Discretionary Contributions ..........23
  6.3   Minimum Top-Heavy Allocation ......................23
        (a) General Rule ..................................23
        (b) Special Rule If Other Plans Satisfy
            Top-Heavy Minimum .............................23
  6.4   Allocation of Forfeitures .........................24
  6.5   Withdrawals and Distributions .....................24
  6.6   Determination of Value of Trust Fund and
        of Net Earnings or Losses .........................24
  6.7   Allocation of Net Earnings or Losses ..............24
        (a) Specific Participant Account Allocations ......24
        (b) Common Account Allocations ....................24
  6.8   Responsibilities of the Plan Administrator ........24
  6.9   Definitions .......................................24
        (a) Determination Date ............................24
        (b) Integration Level .............................24
        (c) Key Employee ..................................24
        (d) Maximum Profit Sharing Disparity Rate .........25
        (e) Non-Key Employee ..............................25
        (f) Permissive Aggregation Group ..................25
        (g) Present Value .................................25
        (h) Required Aggregation Group ....................25
        (i) Top-Heavy .....................................25
        (j) Top-Heavy Ratio ...............................25
        (k) Taxable Wage Base (or "TWB") ..................26

ARTICLE 7. LIMITATIONS ON ALLOCATIONS

  7.1   Limitations on Annual Additions to
        Qualified Defined Contribution Plans ..............26
  7.2   Employers Who, In Addition To This Plan,
        Maintain A Qualified Defined Benefit Plan .........26
  7.3   Definitions .......................................26
        (a) Annual Additions ..............................26
        (b) Defined Benefit Fraction ......................27
        (c) Defined Contribution Fraction .................27
        (d) Excess Amount .................................27
        (e) Limitation Year ...............................27
        (f) Maximum Permissible Amount ....................27
        (g) Projected Annual Benefit ......................27

ARTICLE 8. VESTING

  8.1   Employee After-Tax Contributions, Elective
        Deferral Contributions, Rollover Contributions, Qualified Nonelective Contributions and Qualified
        Matching Contributions ............................28
  8.2   Employer Discretionary Contributions and
        Matching Contributions ............................28
        (a) General .......................................28
        (b) In-Service Distributions When Not Fully
            Vested ........................................28
  8.3   Amendments to Vesting Schedule ....................28
        (a) Participants' Election Rights .................28
        (b) Election Period ...............................28
        (c) Prohibition Against Reducing
            Accrued Benefits ..............................28
  8.4   Determination of Years of Vesting Service .........28
  8.5   Forfeiture of Nonvested Amounts ...................28
        (a) Distribution in Full ..........................28
        (b) Partial Distributions .........................29
  8.6   Reinstatement of Benefit ..........................29

ARTICLE 9. LOANS

  9.1   General Provisions ................................29
        (a) Eligibility of Loans ..........................29
        (b) Spousal Consent Rules .........................29
  9.2   Amount of Loan ....................................29
  9.3   Manner of Making Loans ............................29
  9.4   Terms of Loan .....................................30
  9.5   Security of Loan ..................................30
  9.6   Segregated Investment .............................30
  9.7   Repayment of Loan .................................30
  9.8   Default on Loan ...................................30

ARTICLE 10. WITHDRAWALS

 10.1   Withdrawal of Employee After-Tax
        Contributions .....................................30
 10.2   Hardship Withdrawals ..............................30
        (a) General Rule ..................................30
        (b) Needs Considered Immediate and Heavy ..........30
        (c) Necessary to Satisfy Need .....................30
 10.3   Manner of Making Withdrawals ......................30
 10.4   Limitations on Withdrawals ........................31
 10.5   Special Circumstances .............................31
        (a) Plan Termination ..............................31
        (b) Disposition of Assets .........................31
        (c) Disposition of Subsidiary .....................31

ARTICLE 11. DISTRIBUTION PROVISIONS

 11.1   Retirement Distributions ..........................31
        (a) Deferred Retirement ...........................31
        (b) Participant Status after Retirement ...........31
 11.2   Death Benefits ....................................31
        (a) Death of Former Employee ......................31
        (b) Proof of Death ................................31
        (c) Beneficiary Designation .......................31
 11.3   Permanent Disability Benefits .....................32

================================================================================

================================================================================

  11.4  Termination of Employment Prior to Retirement,
        Death or Total and Permanent Disability  ..........32
  11.5  Commencement of Lifetime Distributions  ...........32
        (a) Upon Retirement  ..............................32
        (b) Upon Termination of Employment Other
            Than Retirement ...............................32
        (c) Statutory Requirements  .......................32
        (d) In-Service Distributions  .....................32
        (e) Required Beginning Date  ......................32
  11.6  Commencement of Death Benefits  ...................33
        (a) Non-Spouse Beneficiary  .......................33
        (b) Spouse Beneficiary  ...........................33
        (c) Election Period  ..............................33
  11.7  Methods of Distribution  ..........................33
        (a) General Rule  .................................33
        (b) Direct Rollover  ..............................33
  11.8  Minimum Required Distributions  ...................33
        (a) Individual Account ............................33
        (b) Other Forms ...................................34
        (c) Definitions ...................................34
        (d) Participant's Benefit .........................34
  11.9  Joint and Survivor Annuity Requirements ...........34
        (a) Qualified Joint and Survivor Annuity ..........34
        (b) Qualified Pre-Retirement Survivor Annuity .....35
        (c) Special Rules  ................................36
  11.10 Reemployment  .....................................36
  11.11 Valuation of Benefits  ............................36

ARTICLE 12. ADMINISTRATION

  12.1  Duties and Responsibilities of Fiduciaries;
        Allocation of Fiduciary Responsibility ............36
  12.2  Powers and Responsibilities of the Plan
        Administrator .....................................36
        (a) Administration of the Plan ....................36
        (b) Records and Reports ...........................36
        (c) Furnishing Trustee with Instructions ..........36
        (d) Rules and Decisions ...........................36
        (e) Application and Forms for Benefits ............37
        (f) Facility of Payment ...........................37
  12.3  Allocation of Duties and Responsibilities .........37
  12.4  Expenses ..........................................37
  12.5  Liabilities .......................................37
  12.6  Claims Procedure ..................................37
        (a) Filing a Claim ................................37
        (b) Notice of Denial of Claim .....................37
        (c) Right of Review ...............................37
        (d) Decision on Review ............................37
        (e) Court Action ..................................37

ARTICLE 13. AMENDMENT, TERMINATION AND MERGER

  13.1  Sponsor's Power to Amend ..........................38
  13.2  Amendment by Adopting Employer ....................38
  13.3  Termination .......................................38
  13.4  Vesting Upon Complete Discontinuance of
        Contributions .....................................38
  13.5  Maintenance of Benefits Upon Merger ...............38

ARTICLE 14. MISCELLANEOUS

  14.1  Exclusive Benefit of Participants and
        Beneficiaries .....................................38
        (a) General Rule ..................................38
        (b) Special Rules .................................38
  14.2  Nonguarantee of Employment ........................38
  14.3  Rights to Trust Assets ............................38
  14.4  Nonalienation of Benefits .........................38
  14.5  Failure of Qualification ..........................38
  14.6  Applicable Law ....................................38
  14.7  Reference to Federal Law ..........................39
  14.8  Construction ......................................39
  14.9  Headings ..........................................39
  14.10 Priority of Adoption Agreement ....................39


--------------------------------------------------------------------------------
                                 TRUST AGREEMENT

ARTICLE I. TRUST FUND

   1.1  Trust .............................................39
   1.2  Delegation of Authority ...........................39
   1.3  Limitations of Trustee's Duties ...................39

ARTICLE II. ACCOUNTS

   2.1  Establishing Accounts .............................39
   2.2  Charges Against Accounts ..........................39

ARTICLE III. INVESTMENT OF TRUST ASSETS

   3.1  Investment of Trust Assets ........................39
   3.2  Written Instruction ...............................40
   3.3  Participant Directed Investments ..................40

   3.4  Employer Directed Investments .....................40
   3.5  Trustee's Liability with Respect to Employer or
        Participant Directed Accounts .....................40
   3.6  Limitations on Investments ........................40
   3.7  "Knowledge" of Trustee ............................40

ARTICLE IV. DUTIES OF THE TRUSTEE

   4.1   Duties of the Trustee ............................41
   4.2   General Powers ...................................41
   4.3   Valuation of Trust ...............................41
   4.4   Trust Records ....................................41
   4.5   Distributions ....................................41
   4.6   Trustee's Fees ...................................41
   4.7   Duties not Assigned ..............................41
   4.8   Standards for the Trustee's Powers ...............41

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
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ARTICLE V. DUTIES OF THE EMPLOYER

  5.1   Duties of the Employer ............................41
  5.2   Bonding ...........................................42
  5.3   Information and Data to be Furnished to the
        Trustee ...........................................42
  5.4   Limitation of Duties ..............................42

ARTICLE VI. TERMINATION OF TRUST

  6.1   Resignation or Removal of Trustee .................42
  6.2   Termination of the Trust ..........................42
  6.3   Termination of the Trust by the Trustee ...........42

ARTICLE VII. MISCELLANEOUS

  7.1   Purpose ...........................................42
  7.2   Indemnification ...................................42
  7.3   Construction ......................................42
  7.4   Headings ..........................................42
  7.5   Severability ......................................42
  7.6   Return of Contributions ...........................42
  7.7   Voting ............................................43
  7.8   Nonalienation of Benefits .........................43
  7.9   Amendments ........................................43
 7.10   Inspection of Plan Records by Employer ............43
 7.11   Law Governing .....................................43
 7.12   Merger, Consolidation or Transfer .................43
 7.13   Trustee as Successor Trustee ......................43
 7.14   Successors and Assigns ............................43
 7.15   Notices ...........................................43
 7.16   Effective Date ....................................43




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

                               ARTICLE 1. GENERAL

1.1 PURPOSE. The Employer hereby establishes this Plan to provide retirement, death and disability benefits for eligible Employees and their Beneficiaries. This Plan is a prototype defined contribution profit sharing plan. The provisions herein and the selections made by the Employer by execution of the Adoption Agreement shall constitute the Plan. It is intended that the Plan and Trust qualify under sections 401 and 501 of the Internal Revenue Code of 1986, as amended, and that it comply with the provisions of the Employee Retirement Income Security Act of 1974, as amended.


1.2 TRUST. The Employer has simultaneously adopted a Trust to receive, invest and distribute funds in accordance with the Plan.

--------------------------------------------------------------------------------

                             ARTICLE 2. DEFINITIONS

2.1 ACCOUNT. The aggregate of the individual bookkeeping subaccounts established for each Participant, as provided in Section 6.1.

2.2 ADOPTION AGREEMENT. The written agreement of the Employer and the Trustee by which the Employer establishes this Plan and adopts the Trust Agreement forming a part hereof, as the same may be amended from time to time. The Adoption Agreement contains all the options that may be selected by the Employer. The information set forth in the Adoption Agreement executed by the Employer shall be deemed to be a part of this Plan as if set forth in full herein.

2.3 AFFILIATED EMPLOYERS. The Employer and any corporation which is a member of a controlled group of corporations (as defined in section 414(b) of the Code) which includes the Employer, any trade or business (whether or not incorporated) which is under common control (as defined in section 414(c) of the Code) with the Employer, or any service organization (whether or not incorporated) which is a member of an affiliated service group (as defined in section 414(m) or (o) of the Code) which includes the Employer or any other entity (whether or not incorporated) which is aggregated with the Employer under section 414(o) of the Code.

2.4 BENEFICIARY. The person or persons (natural or otherwise) designated by a Participant in accordance with Section 11.2(c) to receive any undistributed vested amounts credited to the Participant's Account under the Plan at the time of the Participant's death.

2.5 BREAK IN SERVICE. A Plan Year in which an Employee fails to complete more than 500 Hours of Service.

2.6 CODE. The Internal Revenue Code of 1986, as amended from time to time, or any successor statute.

2.7 COMPENSATION. Except for such amounts as the Employer may elect to exclude in the Adoption Agreement, Compensation shall be defined as follows:

       (a) Compensation will mean the information required to be reported under sections 6041 and 6051 of the Code. (Wages, Tips and Other Compensation Box on Form W-2.) Compensation is defined as wages within the meaning of section 3401(a) of the Code and all other payments of compensation to an Employee by the Employer (in the course of the Employer's trade or business) for which the Employer is required to furnish the Employee a written statement under sections 6041(d) and 6051(a)(3) of the Code. Compensation must be determined without regard to any rules under section 3401(a) of the Code that limit the remuneration included in wages based on the nature or location of the employment or the services performed (such as the exception for agricultural labor in section 3401(a)(2) of the Code). Compensation shall include any amount which is contributed to a plan by the Employer pursuant to a salary reduction agreement and which is not includible in the gross income of the Employee under sections 125, 402(a)(8), 402(h) or 403(b) of the Code.

       (b) For any self-employed individual covered under the Plan, Compensation will mean Earned Income.

       (c) For Plan Years beginning after December 31, 1988, the annual compensation of each Participant taken into account for determining all benefits provided under the Plan for any year shall not exceed $200,000, as adjusted by the Secretary at the same time and in the same manner as under section 415(d) of the Code. If, during the first Plan Year or the last Plan Year, the Plan Year is less than 12 months, the $200,000 limit, as adjusted, shall be equal to such limit for such Plan Year multiplied by a fraction the numerator of which is the number of full months in such Plan Year and the denominator of which is 12. In determining the Compensation of a Participant for purposes of this limitation, the rules of section 414(q)(6) of the Code shall apply; except in applying such rules, the term "family" shall include only the spouse of the Participant and any lineal descendants of the Participant who have not attained age 19 before the close of the year. If, as a result of the application of such rules, the adjusted $200,000 limitation is exceeded, then the limitation shall be prorated among the affected individuals in proportion to each such individual's Compensation as determined under this Section prior to the application of this limitation. This subsection shall be effective in Plan Years beginning on or after January 1,1989.

       (d) In addition to other applicable limitations set forth in the Plan, and notwithstanding any other provision of the Plan to the contrary, for Plan Years beginning on or after January 1,1994, the annual compensation of each Employee taken into account under the Plan shall not exceed the OBRA '93 annual compensation limit. The OBRA '93 annual compensation limit is $150,000 as adjusted by the Commissioner for increases in the cost of living in accordance with section 401(a)(17)(B) of the Internal Revenue Code. The cost-of-living adjustment in effect for a calendar year applies to any period, not exceeding 12 months, over which Compensation is determined (determination period) beginning in such calendar year. If a determination period consists of fewer that 12 months, the OBRA '93 annual compensation limit will be multiplied by a fraction, the numerator of which is the number of months in the determination period, and the denominator of which is 12.

              For Plan Years beginning on or after January 1, 1994, any reference in this Plan to the limitation under section 401(a)(17) of the Code shall mean the OBRA '93 annual compensation limit set forth in this provision.

              If Compensation for any prior determination period is taken into account in determining an Employee's benefits accruing in the current Plan Year, the Compensation for that prior determination period is subject to the OBRA '93 annual compensation limit in effect for that prior determination period. For this purpose, for determination periods beginning before the first day of the first Plan Year beginning on or after January 1,1994, the OBRA '93 annual compensation limit is $150,000.

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
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2.8     EARNED INCOME. The net earnings from self-employment in the trade or business with respect to which the Plan is established, for which personal services of the individual are a material income-producing factor. Net earnings will be determined without regard to items not included in gross income and the deductions allocable to such items. Net earnings are reduced by contributions to a qualified plan to the extent deductible under section 404 of the Code. Net earnings shall be determined with regard to the deduction allowed to the Employer by section 164(f) of the Code for taxable years beginning after December 31, 1989.

2.9 EFFECTIVE DATE. The day on which the Plan is effective as specified in the Adoption Agreement. If the Employer is adopting this Plan as an amendment and restatement of an existing plan, the provisions of the existing plan shall apply prior to the Effective Date unless an earlier date is specified herein.

2.10 ELECTIVE DEFERRALS. Any employer contributions made to the Plan at the election of the Participant, in lieu of cash Compensation, pursuant to a salary reduction agreement or other deferral mechanism. With respect to any taxable year, a Participant's Elective Deferral is the sum of all such employer contributions made on behalf of such Participant pursuant to an election to defer under any qualified cash or deferred arrangement as described in section 401(k) of the Code, any simplified employee pension cash or deferred arrangement as described in section 402(h)(1)(B) of the Code, any eligible deferred compensation plan under section 457 of the Code, any plan as described in section 501(c)(18) of the Code and any employer contributions made on behalf of a Participant pursuant to a salary reduction agreement for the purchase of an annuity contract under section 403(b) of the Code. Elective Deferrals shall not include any deferrals properly distributed as excess Annual Additions as described in Section 7.1.

2.11 EMPLOYEE. Any person, including a Self-Employed Individual, who is employed by the Employer maintaining the Plan or any other employer required to be aggregated with such Employer under section 414(b), (c),
        (m) or (o) of the Code. The term "Employee" shall also include any Leased Employee.

2.12 EMPLOYEE AFTER-TAX CONTRIBUTIONS. Any contribution made to the Plan by or on behalf of a Participant before the Plan Year in which the Employer adopted this Plan that was included in the Participant's gross income in the year in which made and that is maintained under a separate subaccount to which earnings and losses are allocated. Employee After-Tax Contributions shall not be allowed in or after the Plan Year in which this Plan is adopted by the Employer.

2.13 EMPLOYER. The corporation, proprietorship, partnership or other organization that adopts the Plan by execution of an Adoption Agreement.

2.14 EMPLOYER DISCRETIONARY CONTRIBUTIONS. The contributions of the employer to the Plan and Trust as set forth in Section 5.3(b) and the Adoption Agreement.

2.15 ENTRY DATES. The Entry Dates shall be the dates specified in the Adoption Agreement.

2.16    ERISA. The Employee Retirement Income Security Act of 1974, as amended.

2.17 FAMILY MEMBERS. The spouse, lineal ascendants and descendants of a Highly Compensated Employee and the spouses of such lineal ascendants and descendants.

2.18 FIVE PERCENT OWNER. Any person who owns (or is considered to own within the meaning of section 318 of the Code) more than 5% of the interests in the Employer.

2.19    HIGHLY COMPENSATED EMPLOYEE.

        (a) The term "Highly Compensated Employee" shall include highly compensated active Employees and highly-compensated for Employees.

        (b) A highly-compensated active Employee includes any Employee who performs service for the Employer during the determination year and who, during the look-back year.

                (i) received Compensation from the Employer in excess of $75,000 (as adjusted pursuant to section 415(d) of the Code);

                (ii) received Compensation from the Employer in excess of $50,000 (as adjusted pursuant to section 415(d) of the Code) and was a member of the top-paid group for such year; or

                (iii) was an officer of the Employer and received Compensation during such year that is greater than 50% of the dollar limitation in effect under section 415(b)(1)(A) of the Code.

        (c)     The term "Highly Compensated Employee" also includes:

                (i) Employees who are both described in the preceding subsection if the term "determination year" is substituted for the term "look-back year" and the Employee is one of the 100 Employees who received the most Compensation from the Employer during the determination year; and

                (ii) Employees who are Five Percent Owners at any time during the look-back year or determinations year.

        (d)     (i)     If no officer has satisfied the Compensation requirement
                        of subsection (b)(iii) above during either a determined year or look-back-year, the highest paid officer for such year shall be treated as a Highly Compensation
                        Employee.


                (ii) For this purpose, the determination year shall be the Plan Year. The look-back year shall be the twelve month period immediately preceding the determination year.

        (e) A highly-compensated former Employee includes any Employee who separated from service (or was deemed to have separated from service) prior to the determination year, performs no service for the Employer during the determination year, and was a highly-compensated active Employee for either the separation year or any determination year ending on or after the Employee's 55th birthday.

        (f) If an Employee is, during a determination year or look-back year, a Family Member of either a Five Percent Owner who is an active or former Employee or a Highly Compensated Employee who is one of the ten most Highly Compensated Employees ranked on the basis of compensation paid by the Employer during such year, then the Family Member and Five Percent Owner or top ten Highly Compensated Employee shall be aggregated. In such case, the Family Member and Five Percent Owner or top ten Highly Compensated Employees shall be treated as a single Employee receiving Compensation and Plan contributions or benefits equal to the sum of such Compensation and contributions of benefits of the Family Member and Five Percent Owner or top ten Highly Compensated Employee.

        (g)     For purpose of this Section, "compensation" shall include
                Section 415 Compensation plus any amount which is contributed to a plan by the Employer pursuant to a salary reduction agreement and which is not included in the gross income of




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

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              the Employee under section 125, 402(a)(8), 402(h) or 403(b) of the
              Code.

       (h) The determination of who is a Highly Compensated Employee, including the determinations of the number and identity of Employees in the top-paid group, the top 100 Employees, the number of Employees treated as officers and the Compensation that is considered, will be made in accordance with section 414(q) of the Code and the regulations thereunder.

2.20   HOUR OF SERVICE.

       (a) Each hour for which an Employee is paid, or entitled to payment, for the performance of duties for the Employer. These hours shall be credited to the Employee only for the computation period or periods in which the duties are performed; and

       (b) Each hour for which an Employee is paid, or entitled to payment, by the Employer on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty or leave of absence. No more than 501 Hours of Service shall be credited under this paragraph to an Employee on account of any single, continuous period during which the Employee performs no duties (whether or not such period occurs in a single computation period). Hours under this paragraph will be calculated and credited pursuant to section 2530.200b-2 of the Department of Labor regulations which are incorporated herein by this reference.

       (c) Each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by the Employer. The same Hours of Service shall not be credited both under paragraph (a) or paragraph (b), as the case may be, and under this paragraph (c); These hours shall be credited to the Employee for the computation period or periods to which the award or agreement pertains rather than the computation period in which the award, agreement or payment is made.

       (d) Solely for purposes of determining whether an Employee has a Break in Service, Hours of Service shall also include an uncompensated authorized leave of absence not in excess of two years, or military leave while the Employee's reemployment rights are protected by law or such additional or other periods as granted by the Employer as military leave (credited on the basis of 40 Hours of Service per week or eight Hours of Service per working day), provided the Employee returns to employment at the end of his leave of absence or within 90 days of the end of his military leave, whichever is applicable.

       (e) Hours of Service will be credited for employment with other members of an affiliated service group (under section 414(m) of the Code), a controlled group of corporations (under section 414(b) of the Code), or a group of trades or businesses under common control (under section 414(c) of the Code) of which the adopting Employer is a member, and any other entity required to be aggregated with the Employer pursuant to section 414(o) of the Code and the regulations thereunder. Hours of Service will also be credited for any individual considered an Employee for purposes of this Plan under section 414(n) or (o) of the Code and the regulations thereunder.

       (f) Solely for purposes of determining whether an Employee has a Break in Service, Hours of Service shall also include absence from work for maternity or paternity reasons, if the absence begins on or after the first day of the first Plan Year beginning after 1984. During this absence, the Employee shall be credited with the Hours of Service which would have been credited but for the absence, or, if such hours cannot be determined, with eight (8) hours per day. An absence from work for maternity or paternity reasons means an absence:

              (i)    by reason of the pregnancy, of an Employee;

              (ii)   by reason of the birth of a child of the Employee;

              (iii) by reason of the placement of a child with the Employee in connection with adoption; or

              (iv) for purposes of caring for such a child for a period immediately following such birth or placement.

       These Hours of Service shall be credited in the computation period following the computation period in which the absence begins, except as necessary to prevent a Break in Service in the computation period in which the absence begins. However, no more than 501 Hours of Service will be credited for purposes of any such maternity or paternity absence from work.

       (g) Hours of Service will be determined on the actual hours for which an Employee is paid or entitled payment.

       (h) If the Employer amends the method of crediting service from the elapsed time method described in section 1.410(a)-7 of the Treasury regulations to the Hours of Service computation method by the adoption of this Plan, or an Employee transfers from a plan under which service is determined on the basis of elapsed time, the following rules shall apply for purposes of determining the Employee's service under this Plan up to the time of amendment or transfer:

              (i) The Employee shall receive credit, as of the date of amendment or transfer, for a number of Years of Eligibility Service and Years of Vesting Service equal to the number of one year periods of eligibility service and vesting service, respectively, credited to the Employee as of this date of the amendment or transfer; and

              (ii) The Employee shall receive credit in the applicable computation period which includes the date of amendment or transfer for a number of Hours of Service determined in accordance with paragraph (g).

2.21   LEASED EMPLOYEE.

       (a) Any person (other than an Employee of any of the Affiliated Employers) who, pursuant to an agreement between any of the Affiliated Employers and any other person ("leasing organization"), has performed service for any of the Affiliated Employers (or for any of the Affiliated Employers and related persons determined in accordance with section 414(n)(6) of the
              Code) on a substantially full-time basis for a period of at least one year and such services are of a type historically performed by employees in the Affiliated Employer's business field. Contributions or benefits provided a Leased Employee by the leasing organization which are attributable to services performed for the Affiliated Employer shall be treated as provided by the Affiliated Employer.

       (b) A Leased Employee shall not be considered an Employee of an Affiliated Employer if:

              (i) such employee is covered by a money purchase pension plan providing:

                     (A) a nonintegrated employer contribution rate of at least 10% of Section 415 Compensation but including amounts contributed pursuant to a salary reduction agreement which are excludable from the

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                                       15

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                    Employee's gross income under section 125, 402(a)(8), 402(h)
                    or 403(b) of the Code;

               (B) immediate participation; and

               (C) full and immediate vesting.

          and

          (ii) Leased Employees do not constitute more than 20% of the Affiliated Employer's non-highly compensated workforce.

     (c) The determination of whether a person is a Leased Employee will be made pursuant to section 414(n) of the Code and the regulations thereunder.

2.22 MATCHING CONTRIBUTIONS. A contribution by the Employer made to this or any other defined contribution plan on behalf of a Participant on account of a Participant's Elective Deferral or on account of a Participant's voluntary contributions under a plan maintained by the Employer. Matching Contributions to this Plan shall be made as set forth in Section 5.3(a) and the Adoption Agreement.

2.23 NON-HIGHLY COMPENSATION EMPLOYEE. An Employer who is neither a Highly Compensated Employee nor a Family Member of a Highly Compensated Employee.

2.24 NORMAL RETIREMENT AGE. Unless otherwise specified in the Adoption Agreement, Normal Retirement Age shall be 65.

2.25 OWNER EMPLOYEE. An individual who is a sole proprietor or who is a partner owning more than 10% of either the capital or profits interest of a partnership.

     If this Plan provides contributions or benefits for one or more Owner-Employees who control both the business for which this Plan is established for the other trades or businesses must, when looked at as a single Plan, satisfy section 401(a) and (d) of the Code for the Employees of this and all such other trades or businesses. If the Plan provides contributions or benefits for one or more Owner-Employees who control one or more other trades or businesses, the employees of the other trades or businesses must be included in a plan which satisfies section 401(a) and
     (d) of the Code and which provides contributions and benefits not less favorable than provided for Owner Employees under this Plan. If an individual is covered as an Owner-Employee under the plans of two or more trades or businesses which are not controlled and the individual controls a trade or business, then the contributions or benefits of the employees under the plan of the trades or businesses which are controlled must be as favorable as those provided for him under the most favorable plan of the trade or business which is not controlled.

     For purposes of the preceding paragraphs, an Owner-Employee, or two or more Owner-Employees, will be considered to control a trade or business if the Owner-Employee, or two or more Owner-Employees together:

     (a)  own the entire interest in an unincorporated trade or business, or

     (b) in the case of a partnership, own more than 50% of either the capital interest or the profits interest in the partnership.

     For purposes of the preceding sentence, an Owner-Employee, or two or more Owner-Employees shall be treated as owning any interest in a partnership which is owned, directly or indirectly, by a partnership which such Owner-Employee, or such two or more Owner-Employees, are considered to control within the meaning of the preceding sentence.

2.26 PARTICIPANT. A person who has met the eligibility requirements of
     Section 3.1 and whose Account hereunder has been neither completely forfeited nor completely distributed.

2.27 PLAN. This 401(k) prototype plan, as amended from time to time, and the Adoption Agreement executed by the Employer and Trustee.

2.28 PLAN ADMINISTRATOR. The Employer.

2.29 PLAN YEAR. Unless otherwise specified in the Adoption Agreement, the Plan Year shall be the calendar year.

2.30 SECTION 415 COMPENSATION. A Participant's Earned Income, wages, salaries and fees for professional services and other amounts received (without regard to whether an amount is paid in cash) or made available for personal services actually rendered in the course of employment with the Employer maintaining the Plan (including, but not limited to, commissions paid salesman, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips, bonuses and reimbursements or other expense allowances under a nonaccountable plan (as described in Code regulation 1.62-2(c)), but excluding the following:

     (a) Employer contributions to a plan of deferred compensation which are not includable in the Employee's gross income for the taxable year in which contributed, or Employer contributions under a simplified employee pension plan to the extent such contributions are excluded from the Employee's gross income, or any distributions from a plan of deferred compensation;

     (b) Amounts realized from the exercise of a nonqualified stock option, or when restricted stock (or property) held by the Employee either becomes freely transferable or is no longer subject to a substantial risk of forfeiture;

     (c) Amounts realized from the sale, exchange or other disposition of stock acquired under a qualified stock option; and

     (d) Other amounts which received special tax benefits, or contributions made by the Employer (whether or not under a salary reduction agreement) towards the purchase of an annuity contract described in section 403(b) of the Code (whether or not the contributions are actually excludable from the gross income of the Employee).

     For Plan Years beginning after December 31, 1988, Section 415 Compensation for any Plan Year shall be limited as provided in Section 2.7(c).

2.31 SELF-EMPLOYED INDIVIDUAL. An individual who has Earned Income for the taxable year from the trade or business for which the Plan is established, or an individual who would have had Earned Income for the taxable year but for the fact that the trade or business had no net profits for the taxable year.

2.32 SHARES. Shares of stock in any regulated investment company registered under the Investment Company Act of 1940, the investment advisor of which is T. Rowe Price Associates, Inc., or units in any common trust fund or collective investment fund of the Sponsor qualified under sections 401 and 501 of the Code, that are made available by the Sponsor for investment purposes as an investment option under this plan.

2.33 SPONSOR. T. Rowe Price Trust Company.

2.34 TOTAL COMPENSATION. Compensation plus any amount the Employer elected to exclude from the definition of Compensation in the Adoption Agreement.


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

2.35 TOTAL AND PERMANENT DISABILITY. The inability of the Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment, which condition, in the opinion of a physician chosen by the Plan Administrator, can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve months; provided, however, that Total and Permanent Disability shall not include an illness or injury caused by or connected with a Participant's service in the armed forces of any country, or his alcoholism or addiction to narcotics or other drugs, or his engaging in a criminal act, or resulting from his effort to bring about the illness, injury, or death of himself or any other person.

2.36 TRUST. The fund maintained by the Trustee for the investment of Plan assets in accordance with the terms and conditions of the Trust Agreement.

2.37 TRUST AGREEMENT. The agreement between the Employer and the Trustee under which the assets of the Plan are held, administered and managed. The provisions of the Trust Agreement shall be considered an integral part of this Plan as if set forth fully herein.

2.38 TRUSTEE. The individual or corporate Trustee or Trustees under the Trust Agreement as they may be named from time to time in the Adoption Agreement.

2.39   VALUATION DATE. Each day of the Plan Year.

2.40 YEAR OF ELIGIBILITY SERVICE. Except as provided below, a Year of Eligibility Service is an eligibility computation period during which an Employee completes at least 1,000 Hours of Service. For this purpose, the initial eligibility computation period shall be the twelve consecutive month period beginning with the day the Employee first performs an Hour of Service for the Employer. Successive eligibility computation periods shall commence on the first day of each Plan Year beginning after the date on which the Employee first completes an Hour of Service for the Employer. An Employee who is credited with 1,000 Hours of Service in both the initial eligibility computation period and the Plan Year beginning immediately after the date on which the Employee first completes an Hour of Service for the Employer will be credited with two Years of Eligibility Service

       Notwithstanding the foregoing, if the Employer selects a Year of Service in the Adoption Agreement that is a fraction of a Year of Service, an Employee shall not be required to complete any specified number of Hours of Service to receive credit for such fractional year.

2.41 YEAR OF VESTING SERVICE. A Plan Year during which an Employee completes at least 1,000 Hours of Service.

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                   ARTICLE 3. ELIGIBILITY AND YEARS OF SERVICE

3.1    ELIGIBILITY REQUIREMENTS.

       (a) GENERAL RULE. Subject to subsection (b) below and any contrary designation made by the Employer in the Adoption Agreement, each Employee of the Affiliated Employers shall become a Participant in the Plan as of the first Entry Date after the date on which the Employee has satisfied the minimum age and service requirements, if any, specified in the Adoption Agreement. Notwithstanding the foregoing, nonresident aliens (within the meaning of section 7701(b)(1)(B) of the Code) who receive no earned income (within the meaning of section 911 (d)(2) of the Code) from the Employer which constitutes income from sources within the United States (within the meaning of section 861(a)(3) of the Code) shall not be eligible to participate in the Plan.

       (b) EXCLUDABLE EMPLOYEES. The Employer may elect in the Adoption Agreement to exclude from participation Employees included in a unit of employees covered by a collective bargaining agreement between the Employer and employee representatives, if retirement benefits were the subject of good faith bargaining. For this purpose, the term "employee representatives" does not include any organization more than half of whose members are employees who are owners, officers or executives of the Employer.

       (c) CHANGE IN STATUS. In the event an Employee who is not a member of an eligible class of Employees becomes a member of an eligible class, such Employee will participate immediately if such Employee has satisfied the minimum age and service requirements specified in the Adoption Agreement and otherwise would have previously become a Participant. In the event a Participant is no longer a member of an eligible class of Employees and becomes ineligible to participate, such Employee will participate immediately upon returning to an eligible class of Employees.

3.2 PARTICIPATION AND SERVICE UPON REEMPLOYMENT. Upon the reemployment of any Employee, the following rules shall determine his eligibility to participate in the Plan and his credit for prior service.

       (a) PARTICIPATION. If the reemployed Employee was a Participant in the Plan during his prior period of employment, he shall be eligible upon reemployment to resume participation in the Plan if he is in a class of eligible Employees. If he is not a member of an eligible class upon reemployment, such Employee will participate immediately upon returning to a class of eligible Employees. If the reemployed Employee was not a Participant in the Plan, he shall be considered a new Employee and required to meet the requirements of Section 3.1 in order to be eligible to participate in the Plan.

       (b) CREDIT FOR PRIOR SERVICE. In the case of any Employee who is reemployed before or after incurring a Break in Service, any Hour of Service and Year of Eligibility Service credited to the Employee at the end of his prior period of employment shall be reinstated as of the date of his reemployment.

3.3 PREDECESSOR EMPLOYERS. No credit will be given for service with a predecessor employer, except that if this Plan is a continuation of a predecessor plan, service under the predecessor plan must be counted.

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                             ARTICLE 4. TRUST FUND

4.1 RECEIPT OF CONTRIBUTIONS BY TRUSTEE. All contributions to the Trust that are received by the Trustee, together with any earnings thereon, shall be held, managed and administered by the Trustee in accordance with the terms and conditions of the Trust Agreement and the Plan. The Trustee shall be subject to the proper directions of the Employer made in accordance with the terms of the Plan and ERISA.

4.2  INVESTMENT RESPONSIBILITY.

     (a) INVESTMENT CHOICES. The selection of the investments in which assets of the Trust may be invested shall be the responsibility of the Employer.

     (b) PARTICIPANT DIRECTION. Subject to such reasonable restrictions as may be imposed by the Employer, each Participant or Beneficiary shall be permitted to select the investments in his Account. The Employer must complete and forward to the Trustee a schedule of Participant designations. No person, including the Trustee and the Plan Administrator, shall be liable for any loss or for any breach of fiduciary duty which results from a Participant's or Beneficiary's exercise of control. All investment related expenses, including administrative fees charged by brokerage houses, will be charged against the Accounts of the Participants.

     (c) CHANGE IN INVESTMENT CHOICES. The Employer may at any time change the selection of investments in which the assets of the Trust may be invested, or subject to such reasonable restrictions as may be imposed by the Sponsor for administrative convenience, may submit an amended schedule of Participant designations to the Trustee. Such amended documents may provide for a variance in the percentages of contributions to any particular investment or a request that Shares in the Trust be reinvested in whole or in part in other Shares.

4.3  INVESTMENT LIMITATIONS. All Trust assets must be invested in Shares.

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                            ARTICLE 5. CONTRIBUTIONS

5.1 PAYMENT. All contributions, including rollover contributions, to the Plan must be made in U.S. currency, by check, wire transfer or ACH credit. All Employer contributions to the Trust for any Plan Year shall be made either in one lump-sum or in installments within the time prescribed by law, including extensions granted by the Internal Revenue Service, for filing the Employer's federal income tax return for the taxable year with or within which such Plan Year ends.

5.2  EMPLOYEE CONTRIBUTIONS.

     (a) AFTER-TAX CONTRIBUTIONS. Beginning with the Plan Year in which this Plan is adopted by the Employer, no Participant shall be permitted to make Employee After-Tax Contributions to the Plan.

     (b) EMPLOYEE ELECTIVE DEFERRALS.

         (i) If the adoption Agreement so provides and the Employer elects, a Participant may make Elective Deferrals to the Trust in amounts not to exceed the limitations specified in the Adoption Agreement or any other limitations specified in this Plan. A Participant's Elective Deferrals shall be made by direct reduction of Compensations, with such reduction to be accomplished through regular payroll reduction.

         (ii) The Elective Deferrals of a Participant shall be limited in accordance with the provisions of this subsection, Sections 5.7(a), 5.8(a), 7.1 and 10.2(c) and any other applicable provisions of the Plan. No Participant shall be permitted to have Elective Deferrals made under this Plan, or any other qualified plan maintained by the Employer, during any taxable year, in excess of the dollar limitation contained in section 402(g) of the Code in effect at the beginning of such taxable year.

         (iii) Participants may elect to commence Elective Deferrals at least once each Plan Year during a period established by the Employer. Such election may not be made retroactively and the election must remain in effect until modified or terminated. Participants may terminate the election or change the amounts designated to be deducted at any time and such changes will become effective on the next payroll period following by at least ten days the submission of such change of designation to the Plan Administrator, unless a shorter period is agreed to by the Plan Administrator.

         (iv) No contributions or benefits (other than Matching Contributions or Qualified Matching Contributions) may be conditioned upon an Employee's Elective Deferrals.

     (c) ROLLOVERS. Subject to the approval of the Plan Administrator, a Participant, or an Employee who would otherwise be eligible to participate in the Plan but for the failure to satisfy any service condition for eligibility to participate, who has participated in any other qualified plan described in section 401(a) of the Code or in a qualified annuity plan described in section 403(a) of the Code shall be permitted to make a rollover (or direct rollover) contribution to the Trustee of all or part of an amount received by such individual that is attributable to participation in such other plan (reduced by any nondeductible voluntary contributions he made to the plan), provided that the rollover contribution complies with all requirements of section 402(a)(5), 403(a)(4) or 408(d)(3)(A)(ii) of the Code, whichever is applicable. Before approving such a rollover, the Plan Administrator may request from the individual or the sponsor of such other plan any documents that the Plan Administrator, in its discretion, deems necessary to determine that such rollover meets the preceding requirements.

     (d) PLAN-TO-PLAN TRANSFERS. Beginning with the Plan Year in which this Plan is adopted by the Employer, no Participant shall be permitted to make a direct plan-to-plan transfer of all or part of his benefits in any other plan.

5.3  EMPLOYER CONTRIBUTIONS.

     (a) MATCHING CONTRIBUTIONS. If the Employer elects in the Adoption Agreement to make Matching Contributions, for each Plan Year the Employer shall contribute to the Trust an amount that shall be determined by the Employer in accordance with the matching contribution formula specified in the Adoption

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              Agreement. Subject to the minimum top-heavy allocation rules of
              Section 6.3 and the exclusions specified in this Section, Matching Contributions shall be made on behalf of those Participants specified by the Employer in the Adoption Agreement.

       (b) DISCRETIONARY CONTRIBUTIONS. If the Employer elects in the Adoption Agreement to make Discretionary Contributions, the Employer may contribute to the Trust an amount as may be determined by the Employer for each Plan Year. Subject to the minimum top-heavy allocation rules of Section 6.3 and the exclusions specified in this Section, each Participant (i) who completes at least 500 Hours of Service during the Plan Year, (ii) who is employed by the Employer on the last day of the Plan Year (regardless of his Hours of Service), or (iii) whose employment with the Employer terminates during the Plan Year by reason of death, retirement on or after Normal Retirement Age or Total and Permanent Disability (regardless of his Hours of Service) shall be eligible to share in the Employer Discretionary Contribution for such Plan Year.

       (c) CONTRIBUTION LIMITATION. In no event shall any Employer contribution (plus any Elective Deferrals) exceed the maximum amount deductible from the Employer's income under section 404 of the Code or the maximum limitations under section 415 of the Code provided in Article 7.

5.4    EXCESS ELECTIVE DEFERRALS.

       (a) GENERAL. A Participant may assign to this Plan any Excess Elective Deferrals made during a taxable year of the Participant by notifying the Plan Administrator on or before March 1 following the close of the Participant's taxable year of the Excess Elective Deferrals to be assigned to the Plan. (A Participant is deemed to notify the Plan Administrator of any Excess Elective Deferrals that arise by taking into account only those Elective Deferrals made to this Plan and any other plans of this Employer.) Notwithstanding any other provision of the Plan, Excess Elective Deferrals, plus any income and minus any loss allocable thereto, shall be distributed after the preceding taxable year and no later than April 15 following the close of the preceding taxable year to any Participant to whose Account Excess Elective Deferrals were assigned for the preceding year and who claims Excess Elective Deferrals for such taxable year.

       (b) CALCULATION OF INCOME OR LOSS. The income or loss allocable to Excess Elective Deferrals is equal to the amount of income or loss allocable to the Participant's Elective Deferral subaccount for the taxable year multiplied by a fraction, the numerator of which is such Participant's Excess Elective Deferrals for the year and the denominator of which is the Participant's account balance attributable to Elective Deferrals without regard to any income or loss occurring during such taxable year.

       (c) TAX TREATMENT. Excess Elective Deferrals that are distributed after April 15 are includible in the Participant's gross income in both the taxable year in which deferred and the taxable year in which distributed.

       (d) FORFEITURE OF CERTAIN MATCHING CONTRIBUTIONS. All Matching Contributions (whether or not vested) that were made on account of an Excess Elective Deferral that has been distributed in accordance with this Section 5.4 shall be forfeited before the last day of the twelve-month period immediately following the close of taxable year in which such Excess Elective Deferrals were made.

5.5    ACTUAL DEFERRAL PERCENTAGE TEST.

       (a) GENERAL TEST. The Actual Deferral Percentage (hereinafter "ADP") for Participants who are Highly Compensated Employees for each Plan Year and the ADP for Participants who are Non-Highly Compensated Employees for the same Plan Year must satisfy one of the following tests:

              (i) The ADP for Participants who are Highly Compensated Employees for the Plan Year shall not exceed 125% of the ADP for Participants who are Non-Highly Compensated Employees for the same Plan Year; or

              (ii) The ADP for Participants who are Highly Compensated Employees for the Plan Year shall not exceed 200% of the ADP for Participants who are Non-Highly Compensated Employees for the same Plan Year, provided that the ADP for Participants who are Highly Compensated Employees does not exceed the ADP for Participants who are Non-Highly Compensated Employees by more than two percentage points.

       (b)    SPECIAL RULES.

              (i) The ADP for any Participant who is a Highly Compensated Employee for the Plan Year, and who is eligible to have Elective Deferrals (and Qualified Nonelective Contributions or Qualified Matching Contributions, or both, if treated as Elective Deferrals for purposes of the ADP test) allocated to his Accounts under two or more cash or deferred arrangements described in section 401(k) of the Code that are maintained by the Employer, shall be determined as if such Elective Deferrals (and, if applicable, such Qualified Nonelective Contributions or Qualified Matching Contributions, or both) were made under a single arrangement. If a Highly Compensated Employee participates in two or more cash or deferred arrangements that have different plan years, all cash or deferred arrangements ending with or within the same calendar year shall be treated as a single arrangement. Notwithstanding the foregoing, certain plans shall be treated as separate if mandatorily disaggregated under regulations under section 401(k) of the Code.

              (ii)   In the event that this Plan satisfies the requirements of
                     section 401(k), 401(a)(4) or 410(b) of the Code only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of such sections of the Code only if aggregated with this Plan, then this Section shall be applied by determining the ADP of Employees as if all such plans were a single plan. Plans may be aggregated in order to satisfy section 401(k) of the Code only if they have the same plan year.

              (iii) For purposes of determining the ADP of a Participant who is a Five Percent Owner or one of the ten most highly-paid Highly Compensated Employees, the Elective Deferrals (and Qualified Nonelective Contributions or Qualified Matching Contributions, or both, if treated as Elective Deferrals for purposes of the ADP test) and Total Compensation of such Participant shall include the Elective Deferrals (and, if applicable, Qualified Nonelective Contributions and Qualified Matching Contributions) and Total Compensation for the Plan Year of Family Members. Family Members, with respect to such Highly Compensated Employees, shall be disregarded as separate Employees in determining the ADP both for Participants who are Non-Highly Compensated Employees and for Participants who are Highly Compensated Employees.

              (iv) For purposes of applying the ADP test, Elective Deferrals, Qualified Nonelective Contributions and Qualified Matching Contributions must be made before the last day of the twelve-month period immediately following the Plan Year to which contributions relate.

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         (v)    The Employer shall maintain records sufficient to demonstrate satisfaction of the ADP test and the amount of Qualified Nonelective Contributions or Qualified Matching Contributions, or both, used in such test.

         (vi) The determination and treatment of the ADP amounts of any Participant shall satisfy such other requirements as may be prescribed by the Secretary of the Treasury.

5.6  AVERAGE CONTRIBUTION PERCENTAGE TEST.

     (a) GENERAL TEST. The Average Contribution Percentage (hereinafter "ACP") for Participants who are Highly Compensated Employees for each Plan Year and the ACP for Participant's who are Non-Highly Compensated Employees for the same Plan Year must satisfy one of the following tests:

         (i) The ACP for Participants who are Highly Compensated Employees for the Plan Year shall not exceed the ACP for Participants who are Non-Highly Compensated Employees for the same Plan Year multiplied by 1.25; or

         (ii) The ACP for Participants who are Highly Compensated Employees for the Plan Year shall not exceed 200% of the ACP for Participants who are Non-Highly Compensated Employees for the same Plan Year, provided that the ACP for Participants who are Highly Compensated Employees does not exceed the ACP for Participants who are Non-Highly Compensated Employees by more than two percentage points.

     (b) SPECIAL RULES.

         (i) The Contribution Percentage for any Participant who is a Highly Compensated Employee and who is eligible to have Contribution Percentage Amounts allocated to his or her Account under two or more plans described in section 401(a) of the Code, or cash or deferred arrangements described in section 401(k) of the Code, that are maintained by the Employer shall be determined as if the total of such Contribution Percentage Amounts was made under each plan. If a Highly Compensated Employee participates in two or more cash or deferred arrangements that have different plan years, all cash or deferred arrangements ending with or within the same calendar year shall be treated as a single arrangement. Notwithstanding the foregoing, certain plans shall be treated as separate if mandatorily disaggregated under regulations under section 401(m) of the Code.

         (ii)   In the event that this Plan satisfies the requirements of
                section 401(m), 401(a)(4) or 410(b) of the Code only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of such sections of the Code only if aggregated with this Plan, then this Section shall be applied by determining the Contribution Percentage of Employees as if all such plans were a single plan. Plans may be aggregated in order to satisfy section 401(m) of the Code only if they have the same plan year.

         (iii) For purposes of determining the Contribution Percentage of a Participant who is a Five Percent Owner or one of the ten most highly-paid Highly Compensated Employees, the Contribution Percentage Amounts and Total Compensation of such Participant shall include the Contribution Percentage Amounts and Total Compensation for the Plan Year of Family Members. Family Members, with respect to Highly Compensated Employees, shall be disregarded as separate Employees in determining the Contribution Percentage both for Participants who are Non-Highly Compensated Employees and for Participants who are Highly Compensated Employees.

         (iv) For purposes of applying the ACP test, Matching Contributions and Qualified Nonelective Contributions will be considered made for a Plan Year if made no later than the end of the twelve-month period beginning on the day after the close of the Plan Year.

         (v) If one or more Highly Compensated Employees participate in both a cash or deferred arrangement and a plan subject to the ACP test maintained by the Employer and the sum of the ADP and ACP of those Highly Compensated Employees subject to either or both tests exceeds the Aggregate Limit, then the ACP of those Highly Compensated Employees who also participate in a cash or deferred arrangement will be reduced (beginning with such Highly Compensated Employee whose ACP is the highest) so that the limit is not exceeded. The amount by which each Highly Compensated Employee's Contribution Percentage Amounts is reduced shall be treated as an Excess Aggregate Contribution. The ADP and ACP of the Highly Compensated Employees are determined after any corrections required to meet the ADP and ACP tests. Impermissible multiple use does not occur if either the ADP or ACP of the Highly Compensated Employees does not exceed 1.25 multiplied by the APD and ACP of the Non-Highly Compensated Employees.

         (vi) The Employer shall maintain records sufficient to demonstrate satisfaction of the ACP test and the amount of Elective Deferrals, Qualified Nonelective Contributions or Qualified Matching Contributions used in such test.

         (vii) The determination and treatment of the Contribution percentage of any Participant shall satisfy such requirements as may be prescribed by the Secretary of the Treasury.

5.7 PREVENTION OR CURE OF ADP TEST FAILURES. The Plan Administrator may, in its sole discretion, use any one or a combination of the following methods to prevent or cure any ADP test failure in accordance with section 401(k) of the Code and the regulations thereunder.

     (a) The Plan Administrator may refuse to accept any or all prospective Elective Deferrals to be contributed by a Highly Compensated Employee.

     (b) The Plan Administrator may distribute any or all Excess Contributions in accordance with the provisions of Section 5.9.

     (c) The Employer may, in its sole discretion, elect to contribute a Qualified Nonelective Contribution in accordance with the provisions of
         Section 5.10.

     (d) Subject to the requirements of Section 5.11, the Employer may, in its sole discretion, elect to treat Qualified Matching Contributions as if they were Elective Deferrals for purposes of the ADP test.

5.8 PREVENTION OR CURE OF ACP TEST FAILURES. The Plan Administrator may, in its sole discretion, use any one or a combination of the following methods to prevent or cure any ACP test failure in accordance with section 401(m) of the Code and the regulations thereunder.

     (a) The Plan Administrator may refuse to accept any prospective Elective Deferrals to be contributed by a Highly Compensated Employee.

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       (b)    The Plan Administrator may elect to contribute a Qualified
              Matching Contribution in accordance with the provisions of
              Section 5.11.

       (c) The Plan Administrator may forfeit, if forfeitable, or distribute, if not forfeitable, Excess Aggregate Contributions in accordance with Section 5.12.

       (d) The Plan Administrator may elect to treat Qualified Nonelective Contributions or Elective Deferrals, or both, as if they were Matching Contributions for purposes of the ACP test, subject to the requirements of Section 5.13(e).

5.9    DISTRIBUTION OF EXCESS CONTRIBUTIONS TO CURE ADP TEST FAILURE.

       (a) GENERAL RULE. Notwithstanding any other provision of this Plan, Excess Contributions for a Plan Year, plus any income and minus any loss allocable thereto, shall be distributed after the close of such Plan Year and no later than twelve months after the close of such Plan Year to Participants to whose Accounts such Excess Contributions were allocated. (If such excess amounts are distributed more than 2 1/2 months after the last day of the Plan Year in which such excess amounts arose, a 10% excise tax on such amounts will be imposed on the Employer.) Such distributions shall be made to Highly Compensated Employees on the basis of the respective portions of the Excess Contributions attributable to each of such Employees. Excess Contributions of Participants who are subject to the Family Member aggregation rules shall be allocated among the Family Members in proportion to the Elective Deferrals (and amounts treated as Elective Deferrals) of each Family Member that is combined to determine the combined ADP.

       (b) CALCULATION OF INCOME OR LOSS. The income or loss allocable to Excess Contributions is equal to the amount of income or loss allocable to the Participant's Elective Deferral subaccount (and, if applicable, the Qualified Nonelective Contribution subaccount or the Qualified Matching Contributions subaccount, or both) for the Plan Year multiplied by a fraction, the numerator of which is such Participant's Excess Contributions for the Plan Year and the denominator of which is the Participant's account balance attributable to Elective Deferrals (and Qualified Nonelective Contributions or Qualified Matching Contributions, or both, if any of such contributions are included in the ADP test) without regard to any income or loss occurring during such Plan Year.

       (c) METHOD OF DISTRIBUTION. Excess Contributions shall be distributed from the Participant's Elective Deferral subaccount and Qualified Matching Contribution subaccount (if applicable) in proportion to the Participant's Elective Deferrals and Qualified Matching Contributions (to the extent used in the ADP test) for the Plan Year. Excess Contributions shall be distributed from the Participant's Qualified Nonelective Contribution subaccount only to the extent that such Excess Contributions exceed the balance in the Participant's Elective Deferral subaccount and Qualified Matching Contribution subaccount.

       (d) FORFEITURE OF CERTAIN MATCHING CONTRIBUTIONS. Any Matching Contribution (whether or not vested) that was made on account of an Excess Contribution that has been distributed in accordance with this Section 5.9 shall be forfeited no later than twelve months after the close of the Plan Year in which such Excess Contribution occurred.

5.10 QUALIFIED NONELECTIVE CONTRIBUTIONS TO CURE ADP AND/OR ACP TEST FAILURE. The Employer may, in its sole discretion, elect to contribute a Qualified Nonelective Contribution in an amount necessary to cure any ADP and/or ACP test failure for a Plan Year within twelve months after the close of such Plan Year. Qualified Nonelective Contributions for a Plan Year shall be allocated to the Accounts of Participants who are not Highly Compensated Employees and who would be eligible for an allocation of Employer Discretionary Contributions in accordance with Section 5.3(b) in the ratio in which each such Participant's Compensation for such Plan Year bears to the Total Compensation of all such Participants for such Plan Year.

5.11 QUALIFIED MATCHING CONTRIBUTION TO CURE ADP AND/OR ACP TEST FAILURE. The Employer may, in its sole discretion, elect to contribute a Qualified Matching Contribution in an amount necessary to cure any ADP and/or ACP test failure for a Plan Year within twelve months after the close of such Plan Year. Qualified Matching Contributions for a Plan Year shall be allocated to the Accounts of Participants who are not Highly Compensated Employees and who would be eligible for an allocation of Matching Contributions in accordance with Section 5.3(a) in the ratio in which each such Participant's Elective Deferrals for such Plan Year bear to the total Elective Deferrals of all such Participants for such Plan Year.

5.12 FORFEITURE AND/OR DISTRIBUTION OF EXCESS AGGREGATE CONTRIBUTIONS. Notwithstanding any other provision of this Plan, Excess Aggregate Contributions for a Plan Year, plus any income and minus any loss allocable thereto, may be forfeited, if forfeitable, or distributed, if not forfeitable, no later than twelve months after the close of such Plan Year to Participants to whose Accounts such Excess Aggregate Contributions were allocated for such Plan Year. Excess Aggregate. Contributions of Participants who are subject to the Family Member aggregation rules shall be allocated among the Family Members in proportion to the Matching Contributions (or amounts treated as Matching Contributions) of each Family Member that is combined to determine the combined ACP. Excess Aggregate Contributions shall be forfeited, if forfeitable, or distributed on a pro rata basis from the Participant's Matching Contribution subaccount, and Qualified Matching Contribution subaccount (and, if applicable, the Participant's Qualified Nonelective Contribution subaccount or Elective Deferral subaccount, or both).

       The income or loss allocable to Excess Aggregate Contributions distributed or forfeited is equal to the amount of income or loss allocable to the Participant's Matching Contribution subaccount, Qualified Matching Contribution subaccount (if any, and if all amounts therein are not used in the ADP test) and, if applicable, Qualified Nonelective Contribution subaccount and Elective Deferral subaccount for the Plan Year multiplied by a fraction, the numerator of which is such Participant's Excess Aggregate Contributions for the year and the denominator of which is the Participant's account balance(s) attributable to Contribution Percentage Amounts without regard to income or loss occurring during such Plan Year.

       Any Matching Contribution (whether or not vested) that was made on account of an Excess Aggregate Contribution that has been distributed in accordance with this Section 5.12 shall be forfeited no later than twelve months after the close of the Plan Year in which such Excess Aggregate Contribution occurred.

5.13   DEFINITIONS.

       (a) ACTUAL DEFERRAL PERCENTAGE. For a specified group of Participants for a Plan Year, the average of the ratios (calculated separately for each Participant in such group) of (i) the amount of Employer deferral contributions actually paid over to the Plan on behalf of such Participant for the Plan Year to (ii) the Participant's Total Compensation for such Plan Year. Employer deferral contributions on behalf of any Participant shall include: (i) any Elective Deferrals made pursuant to the Participant's deferral elective (including Excess Elective Deferrals of Highly

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                                       21

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        Compensated Employees), but excluding (A) Excess Elective Deferrals of
        Non-Highly Compensated Employees that arise solely from Elective Deferrals made under the plan or plans of this Employer, and (B) Elective Deferrals that are taken into account in the ADP test (provided the ADP test is satisfied both with and without exclusion of these Elective Deferrals); and (ii) at the elections of the Employer, Qualified Nonelective Contributions and Qualified Matching Contributions. For purposes of computing Actual Deferral Percentages, an Employee who would be a Participant but for the failure to make Elective Deferrals shall be treated as a Participant on whose behalf no Elective Deferrals are made.

(b) AGGREGATE LIMIT. The sum of (i) 125% of the greater of the ADP of the Non-Highly Compensated Employees for the Plan Year or the ACP of Non-Highly Compensated Employees under the Plan subject to section 401(m) of the Code for the Plan Year beginning with or within the Plan Year of the cash of deferred arrangement, and (ii) the lesser of 200% or two plus the lesser of such ADP or ACP. "Lesser" is substituted for "greater" in "(i)", above, and "greater" is substituted for "lesser" after "two plus the" in "(ii)" if it would result in a larger Aggregate Limit.

(c) AVERAGE CONTRIBUTION PERCENTAGE. The average of the Contribution Percentages of the eligible Participants in a group.

(d) CONTRIBUTION PERCENTAGE. The ratio (expressed as a percentage) of an eligible Participant's Contribution Percentage Amounts to such eligible Participant's Total Compensation for the Plan Year.

(e) CONTRIBUTION PERCENTAGE AMOUNTS. The sum of the Matching Contributions and Qualified Matching Contributions (to the extent not taken into account for purposes of the ADP test) made under the Plan on behalf of the Participant for the Plan Year. Such Contribution Percentage Amounts shall not include Matching Contributions that are forfeited either to correct Excess Aggregate Contributions or because the contributions to which they relate are excess Elective Deferrals, Excess Contributions or Excess Aggregate Contributions. The Plan Administrator may include Qualified Nonelective Contributions in the Contribution Percentage Amounts. The Plan Administrator also may elect to use Elective Deferrals in the Contribution Percentage Amounts so long as the ADP test is met before the Elective Deferrals are used in the ACP test and continues to be met following the exclusion of those Elective Deferrals that are used to meet the ACP test.

(f) EXCESS AGGREGATE CONTRIBUTIONS. With respect to any Plan Year, the excess of the aggregate Contribution Percentage Amounts taken into account in computing the numerator of the Contribution Percentage actually made on behalf of Highly Compensated Employees for such Plan Year, over the maximum Contribution Percentage Amounts permitted by the ACP test (determined by reducing contributions made on behalf of Highly Compensated Employees in order of their Contribution Percentages beginning with the highest of such percentages).

        Such determination shall be made after first determining Excess Elective Deferrals pursuant to Section 5.13(h) and then determining Excess Contributions pursuant to Section 5.13(h).

(g) EXCESS CONTRIBUTION. With respect to a Plan Year, the excess of the Elective Deferrals (including any Qualified Nonelective Contributions and Qualified Matching Contributions that are treated as Elective Deferrals under sections 401(k)(2) and 401(k)(3) of the Code) on behalf of eligible Highly Compensated Employees for the Plan Year over the maximum amount of such contributions permitted under sections 401(k)(2) and 401(k)(3) of the Code.

        The amount of Excess Contributions for a Highly Compensated Employee for a Plan Year is to be determined by the following leveling method under which the Actual Deferral Percentage of the Highly Compensated Employee with the highest Actual Deferrals Percentage is reduced to the extent required to:

        (i)     Enable the Plan to satisfy Section 5.5; or

        (ii) Cause such Highly Compensated Employee's Actual Deferral Percentage to equal the Actual Deferral Percentage. This process is repeated until the Plan satisfies Section 5.5. For each Highly Compensated Employee, the amount of Excess Contributions is equal to the total Elective Deferrals (plus Qualified Nonelective Contributions and Qualified Matching Contributions treated as Elective Deferrals) on behalf of the Participant (determined prior to the application of this paragraph) minus the amount determined by multiplying the Participant's Actual Deferral Percentage (determined after application of this paragraph) by his Total Compensation used in determining such Actual Deferral Percentage.

(h) EXCESS ELECTIVE DEFERRALS. Those Elective Deferrals that are includible in a Participant's gross income under section 402(g) of the Code to the extent such Participant's Elective Deferrals for a taxable year exceed the dollar limitation under such Code section.

(i) QUALIFIED MATCHING CONTRIBUTIONS. Matching Contributions that are made to this Plan or another arrangement described in section 401(k) of the Code that is maintained by the Employer that are subject to the distribution and nonforfeitability requirement of section 401(k) of the Code when made.

(j) QUALIFIED NONELECTIVE CONTRIBUTIONS. Contributions (other than Matching Contributions or Qualified Matching Contributions) made by the Employer and allocated to Participants' Accounts that the Participants may not elect to receive in cash until distributed from the Plan; that are nonforfeitable when made; that are distributable only in accordance with distribution provisions that are applicable to Elective Deferrals.


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
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                             ARTICLE 6. ALLOCATIONS


6.1 INDIVIDUAL ACCOUNTS. The Plan Administrator shall establish and maintain an Account in the name of each Participant. Each Participant's Account shall contain the following subaccounts:

       (a) ELECTIVE DEFERRALS. An Elective Deferral subaccount to which shall be credited (or debited, as the case may be) (i) such Participant's Elective Deferrals made under Section 5.2(b); (ii) the net earnings or net losses on the investment of the assets of the subaccount; and (iii) distributions from such subaccount.

       (b) ROLLOVERS. A rollover subaccount to which shall be credited (or debited, as the case may be) (i) rollover contributions made by such Participant to the Trust under Section 5.2(c); (ii) the net earnings or net losses on the investment of the assets of such subaccount; and (iii) distributions from such subaccount.

       (c) AFTER-TAX CONTRIBUTIONS. A nondeductible voluntary contribution subaccount to which shall be credited (or debited, as the case may be) (i) Employee After-Tax Contributions made by the Participant before the Plan Year in which this Plan was adopted by the Employer; (ii) the net earnings or net losses on the investment of the assets of such subaccount; and (iii) distributions from such subaccount.

       (d) MATCHING CONTRIBUTIONS. A Matching Contribution subaccount to which shall be credited (or debited, as the case may be) (i) such Participant's Matching Contributions made under Section 5.3(a);
              (ii) the net earnings or net losses on the investment of the assets of such subaccount; and (iii) distributions from such subaccount.

       (e) DISCRETIONARY CONTRIBUTIONS. An Employer Discretionary Contribution subaccount to which shall be credited (or debited, as the case may be) (i) the Participant's share of Employer Discretionary Contributions under Section 5.3(b); (ii) the net earnings or net losses on the investment of the assets of such subaccount; and (iii) distributions from such subaccount.

       (f) QUALIFIED NONELECTIVE CONTRIBUTIONS. A Qualified Nonelective Contribution subaccount to which shall be credited (or debited, as the case may be) (i) such Participant's Qualified Nonelective Contributions made under Section 5.10; (ii) the net earnings or net losses on the investment of the assets of the subaccount;and(iii) distributions from such subaccount.

       (g) QUALIFIED MATCHING CONTRIBUTIONS. A Qualified Matching Contribution subaccount to which shall be credited (or debited, as the case may be) (i) the Participant's Qualified Matching Contributions made under Section 5.11; (ii) the net earnings or net losses on the investment of assets in such subaccount; and
              (iii) distributions from such subaccount.

6.2    ALLOCATION OF CONTRIBUTIONS.

       (a) ELECTIVE DEFERRALS, MATCHING CONTRIBUTIONS AND ROLLOVER CONTRIBUTIONS. All Elective Deferrals, Matching Contributions and rollover contributions shall be allocated to the Account of the Participant on whose behalf such contributions were made.

       (b) QUALIFIED NONELECTIVE AND QUALIFIED MATCHING CONTRIBUTIONS. All Qualified Nonelective Contributions and Qualified Matching Contributions shall be allocated as provided in Sections 5.10 and 5.11, respectively.

       (c) EMPLOYER DISCRETIONARY CONTRIBUTIONS. All Employer Discretionary Contributions shall be allocated to the Account of each Participant eligible for such an allocation, as provided in
              Section 5.3(b), in the ratio that such Participant's Compensation bears to the Compensation of all such Participants. However, if the Discretionary Employer Contribution formula selected in the Adoption Agreement is allocated under the permitted disparity rules, Discretionary Employer Contributions for the Plan Year shall be allocated to the Accounts of Participants eligible for such an allocation as follows:

              If the Plan is Top-Heavy (as defined below) for the Plan Year, begin at Step One; if the Plan is not Top-Heavy for the Plan Year, begin at Step Three.

              (i) STEP ONE. Contributions will be allocated to each Participant's Account in the ratio that each Participant's Compensation bears to all such Participants' Compensation, but not in excess of 3% of each Participant's Compensation.

              (ii) STEP TWO. Any contributions remaining after the allocation in Step One will be allocated to each Participant's Account in the ratio that each Participant's Compensation for the Plan Year in excess of the Integration Level (hereinafter "Excess Compensation") bears to the Excess Compensation of all Participants, but not in excess of 3% of Compensation.

              (iii) STEP THREE. Any contributions (remaining after the allocation in Step Two if the Plan is Top-Heavy) will be allocated to each Participant's Account in the ratio that the sum of each Participant's Compensation and Excess Compensation bears to the sum of all Participants' Compensation and Excess Compensation, but not in excess of the Maximum Profit Sharing Disparity Rate.

              (iv) STEP FOUR. Any remaining contributions will be allocated to each Participant's Account in the ratio that each Participant's Compensation for the Plan Year bears to the total of all Participants' Compensation for that year.

              If the Employer maintains any other plan that provides for permitted disparity, and if any Participant in this Plan is eligible to participate in such other plan, this Plan may not provide for permitted disparity.

6.3    MINIMUM TOP-HEAVY ALLOCATION.

       (a) GENERAL RULE. Notwithstanding any other provision of this Plan to the contrary, during any Plan Year that this Plan is Top-Heavy, the Matching Contributions, Employer Discretionary Contributions and forfeitures allocated on behalf of any Participant who is not a Key Employee and who has not separated from service with the Employer before the end of such Plan Year shall not be less than the lesser of 3% of such Participant's Section 415 Compensation or, in the case where the Employer has no defined benefit plan which designates this Plan to satisfy section 401 of the Code, the largest percentage of Employer contributions and forfeitures, as a percentage of the first $200,000 of the Key Employee's Section 415 Compensation, allocated on behalf of any Key Employee for that year. The minimum allocation is determined without regard to any Social Security contribution. For purposes of this subsection, all defined contribution plans required to be included in an aggregation group under section 416(g)(2)(A)(i) of the Code shall be treated as a single plan.

       (b) SPECIAL RULE IF OTHER PLANS SATISFY TOP-HEAVY MINIMUM. The provision in subsection (a) above shall not apply to any Participant to the extent the Participant is covered under any


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                                       23

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                other plan or plans of the Employer and any other plan or plans of the Employer provide that the minimum allocation or benefit requirement applicable to Top-Heavy plans will be met in the other plan or plans.

6.4 ALLOCATION OF FORFEITURES. Any forfeitures arising under the Plan, including forfeitures of excess Aggregate Contributions, shall be allocated in the following order of priority in the Plan in which forfeitures occur.

        (a) First, forfeitures shall be used to the extent necessary to restore a returning Participant's Account as provided in
                Section 8.5(a) and to restore in a formerly unlocatable Participant's Account as provided in Section 8.6;

        (b) Next, forfeitures shall be treated as an Employer contribution, shall be used to reduce the Employer Matching Contribution as required by Section 5.3(a) and shall be allocated to the Matching Contribution subaccounts of the Participants on whose behalf such contributions are to be made;

        (c) Next, forfeitures shall be treated as Employer contributions and shall be allocated to Participants' Accounts to the extent necessary to satisfy the minimum allocation provisions of
                Section 6.3;

        (d) Next, to the extent elected by the Plan Administrator, forfeitures shall be treated as a Qualified Nonelective Contribution or a Qualified Matching Contribution and shall be allocated as provided in Section 5.10 and 5.11;

        (e) Next, to the extent elected by the Plan Administrator, forfeitures shall be used to pay reasonable costs of administering the Plan;

        (f) Any remaining forfeitures shall be treated as Employer contributions and allocated as follows:

                (i) If the Employer has elected in the Adoption Agreement that it may make Employer Discretionary Contributions to the Plan, such forfeitures shall be treated as Employer Discretionary Contributions and allocated in accordance with the provisions of Section 6.2(c);

                (ii) If the Employer has not elected in the Adoption Agreement that it may make Employer Discretionary Contributions to the Plan, such forfeitures shall be allocated to each Participant's Matching Contribution subaccount in the ratio that each Participant's Elective Deferrals for the Plan Year bear to the total of all Participant's Elective Deferrals for the Plan Year.

6.5 WITHDRAWALS AND DISTRIBUTIONS. Any distribution to a Participant or his Beneficiary, any amount directly rolled over from a Participant's Account directly to the trustee of any other qualified plan described in section 401(a) of the Code, to a qualified annuity plan described in section 403(a) of the Code, to an individual retirement account described in section 408(a) of the Code or to an individual retirement account described in section 408(a) of the Code or to an individual retirement annuity described in section 408(b) of the Code, or any withdrawal by a participant shall be charged to the appropriate subaccount(s) of the Participant as of the date of the distribution or the withdrawal.

6.6 DETERMINATION OF VALUE OF TRUST FUND AND OF NET EARNINGS OR LOSSES. As of each Valuation Date, the Trustee shall determine for the period then ended the sum of the net earnings or losses of the Trust which shall reflect accrued but unpaid interest, dividends, gains or losses realized from the sale, exchange or collection of assets, other income received, appreciation in the fair market value of assets, depreciation in the fair market value of assets, administration expenses, and taxes and other expenses paid. Gains or losses realized and adjustments for a appreciation or depreciation in fair market value shall be computed with respect to the difference between such value as of the preceding Valuation Date or date of purchase, whichever is applicable, and the value of the date disposition or the current Valuation Date, whichever is applicable.

6.7     ALLOCATION OF NET EARNINGS OR LOSSES.

        (a) SPECIFIC PARTICIPANT ACCOUNT ALLOCATIONS. To the extent that Shares and other assets are specifically allocated to a specific Participant's Account or subaccount, earnings, dividends, capital gain distributions, appreciation, depreciation, losses and accrued but unpaid interest and any other earnings or losses from Shares and any other assets in such Account or subaccount shall be allocated to such Account or subaccount.

        (b) COMMON ACCOUNT ALLOCATIONS. As of each Valuation Date, the net earnings or losses of the Trust (excluding gains or losses on assets specifically allocated to a specific Participant's Account or subaccount, all of which shall be allocated to such Account or subaccount) for the valuation period then ending shall be allocated to the Accounts of all Participants (or Beneficiaries) (excluding the Accounts to which are allocated assets of specific Participants) having assets in the Trust both on such date and on the immediately preceding Valuation Date. Such allocation shall be made by the application of a fraction, the numerator of which is the value of the Account of a specific Participant (or Beneficiary) as of the immediately preceding Valuation Date, reduced by any distributions therefrom since such preceding Valuation Date, and the denominator of which is the total value of all such Accounts as of that preceding Valuation Date, reduced by any distributions therefrom since such preceding Valuation Date.

6.8 RESPONSIBILITIES OF THE PLAN ADMINISTRATOR. The Plan Administrator shall maintain accurate records with respect to the contributions made by or on behalf of Participants under the Plan and shall furnish the Trustee with written instructions directing the Trustee to allocate all Plan contributions to the Trust among the separate Accounts and subaccounts of Participants in accordance with Section 6.1 above. In making any such allocation, the Trustee shall be fully entitled to rely on the instructions furnished by the Plan Administrator and shall be under no duty to make any inquiry or investigation with respect thereto.

6.9     DEFINITIONS.

        (a) DETERMINATION DATE. For the first Plan Year of the Plan, the last day of the Plan Year. With respect to any Plan Year subsequent to the first Plan Year, the last day of the preceding Plan Year.

        (b) INTEGRATION LEVEL. The Taxable Wage Base or such lesser amount (or percentage of Taxable Wage Base) elected by the Employer in the Adoption Agreement.

        (c)     KEY EMPLOYEE.

                (i) Any Employee or former Employee (and the Beneficiaries of such Employee) who at any time during the determination period was an officer of the Employer if such individual's annual compensation exceeds 50% of the dollar limitation under section 415(b)(1)(A) of the Code; an owner (or considered an owner under section 318 of the Code) of one of the ten largest interests in the Employer if such individual's compensation exceed 100% of the dollar limitation under section 415(c)(1)(A) of the Code; a Five Percent Owner of the Employer; or the owner of the Employer who has annual compensations more than $150,000.




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              (ii)   For purposes of this Section, annual compensation means
                     Section 415 Compensation, but including amounts contributed by the Employer pursuant to a salary, reduction agreement which are excludable from the Employee's gross income under section 125, 402(a)(8), 402(h) or 403(b) of the Code.

              (iii) For purposes of this Section, the determination period is the Plan Year containing the Determination Date and the four preceding Plan Years.

       (d)    MAXIMUM PROFIT SHARING DISPARITY RATE. The lesser of:

              (i)    2.7% (5.7% if the Plan is not Top-Heavy);

              (ii) The applicable percentage determined in accordance with the table below:

              If the Integration Level is

                                                The Applicable
        More Than     But Not More Than         Percentage Is:
        ---------     -----------------         --------------
                                          Top-Heavy    Not Top-Heavy
                                          ---------    -------------
           $0                 X             2.7%           5.7%
       X */of TWB        80% of TWB         1.3%           4.3%
       80% of TWB           Y **/           2.4%           5.4%

        *X = the greater of $10,000 or 20% of TWB.
       **Y = any amount more than 80% of the TWB but less than 100% of TWB.

       If the Integration Level is equal to TWB, the applicable percentage is 2.7% (5.7% if the Plan is not Top-Heavy).

       (e) NON-KEY EMPLOYEE. Any Employee or former Employee who is not a Key Employee. In addition, any Beneficiary of a Non-Key Employee shall be treated as a Non-Key Employee.

       (f) PERMISSIVE AGGREGATION GROUP. The Required Aggregation Group of plans plus any other plan or plans of the Employer which, when considered as a group with the Required Aggregation Group, would continue to satisfy the requirements of sections 401(a)(4) and 410 of the Code.

       (g) PRESENT VALUE. Present Value shall be based only on the interest and mortality rates specified in the Adoption Agreement.

       (h) REQUIRED AGGREGATION GROUP. (A) Each qualified plan of the Employer in which at least one Key Employee participates or participated at any time during the determination period (regardless of whether the plan has terminated), and (B) any other qualified plan of the Employer which enables a plan described in
              (A) to meet the requirements of section 401(a)(4) or 410 of the Code.

       (i) TOP-HEAVY. For any Plan Year beginning after December 31, 1983, this Plan is Top-Heavy if any of the following conditions exists:

              (i) If the Top-Heavy Ratio for this Plan exceeds 60% and this Plan is not part of any Required Aggregation Group or Permissive Aggregation Group of plans,

              (ii) If this Plan is a part of a Required Aggregation Group of plans but not part of a Permissive Aggregation Group and the Top-Heavy Ratio for the group of plans exceeds 60%.

              (iii) If this Plan is a part of a Required Aggregation Group and part of a Permissive Aggregation Group of plans and the Top-Heavy Ratio for the Permissive Aggregation Group exceeds 60%.

       (j)    TOP-HEAVY RATIO.

              (i) If the Employer maintains one or more defined contribution plans (including any Simplified Employee Pension Plan) and the Employer has not maintained any defined benefit plan which during the 5-year period ending on the Determination Date(s) has or has had accrued benefits, the Top-Heavy Ratio for this Plan alone or for the Required or Permissive Aggregation Group, as appropriate, is a fraction, the numerator of which is the sum of the account balances of all Key Employees as of the Determination Date(s) (including any part of any account balance distributed in the 5-year period ending on the Determination Date(s)), and the denominator of which is the sum of all account balances (including any part of any account balance distributed in the 5-year period ending on the Determination Date(s)), both computed in accordance with section 416 of the Code and the regulations thereunder. Both the numerator and denominator of the Top-Heavy Ratio are increased to reflect any contribution not actually made as of the Determination Date but which is required to be taken into account on that date under section 416 of the Code and the regulations thereunder.

              (ii) If the Employer maintains one or more defined contribution plans (including any Simplified Employee Pension Plan) and the Employer maintains or has maintained one or more defined benefit plans which during the 5-year period ending on the Determination Date(s) has or has had any accrued benefits, the Top-Heavy Ratio for any Required or Permissive Aggregation Group, as appropriate, is a fraction, the numerator of which is the sum of account balances under the aggregated defined contribution plan or plans for all Key Employees, determined in accordance with
                     (i) above, and the Present Value of accrued benefits under the aggregated defined benefit plan or plans for all Key Employees as of-the Determination Date(s), and the denominator of which is the sum of the account balances under the aggregated defined contribution plan or plans for all Participants, determined in accordance with (i) above, and the Present Value of accrued benefits under the defined benefit plan or plans for all Participants as of the Determination Date(s), all determined in accordance with section 416 of the Code and the regulations thereunder. The accrued benefits under a defined benefit plan in both the numerator and denominator of the Top-Heavy Ratio are increased for any distribution of an accrued benefit made in the 5- year period ending on the Determination Date.

              (iii) For purposes of (i) and (ii) above, the value of account balances and the Present Value of accrued benefits will be determined as of the most recent Valuation Date that falls within or ends with the 12-month period ending on the Determination Date, except as provided in section 416 of the Code and the regulations thereunder for the first and second plan years of a defined benefit plan. The account balances and accrued benefits of a Participant (A) who is not a Key Employee but who was a Key Employee in a prior year, or (B) who has not been credited with at least one Hour of Service with any Employer maintaining the Plan at any time during the 5-year period ending on the Determination Date will be disregarded. The calculation of the Top-Heavy Ratio, and the extent to which distributions, rollovers and transfers are taken into account will be made in accordance with section 416 of the Code and the regulations thereunder. Deductible employee contributions will not be taken into account for purposes of computing the Top-Heavy Ratio. When aggregating

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                                       25

================================================================================
        plans, the value of account balances and accrued benefits will be calculated with reference to the Determination Dates that fall within the same calendar year.

        The accrued benefit of a Participant other than a Key Employee shall be determined under (A) the method, if any, that uniformly applies of accrued purposes under all defined benefit plans maintained by the Employer, or (B) if there is no such method, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under the fractional rule of section 411(b)(1)(C) of the Code.

(k) TAXABLE WAGE BASE (or "TWB"). The contribution and benefit base in effect under section 230 of the Social Security Act on the first day of the Plan Year.



                      ARTICLE 7. LIMITATIONS ON ALLOCATIONS


7.1 LIMITATIONS ON ANNUAL ADDITIONS TO QUALIFIED DEFINED CONTRIBUTION PLANS. Notwithstanding any other provision of this Plan to the contrary, the amount of Annual Additions that may be credited to the Participant's Account for any Limitation Year may not exceed the Maximum Permissible Amount reduced by the sum of the Annual Additions to his Account under all other defined contribution plans now or hereafter maintained by the Employer or affiliated Employers, except that in determining whether any entity is part of the controlled group of corporations or trades or businesses including the Employer, "more than 50%" shall be substituted for "at least 80%" in the tests under section 414(b) and (c) of the Code. If the Employer contribution that would otherwise be contributed or allocated to the Participant's Account would cause the Annual Additions for the Limitation Year to exceed the preceding limitation, the amount contributed or allocated under this Plan will be reduced so that the Annual Additions for the Limitation Year to all defined contribution plans maintained by the Employer will equal the Maximum Permissible Amount. If, as a result of the allocation of forfeitures, a reasonable error in determining a Participant's Compensation or other limited facts and circumstances, there is an Excess Amount, the Excess Amount will be deemed to consist of the Annual Additions last allocated, except that Annual Additions attributable to a Simplified Employee Pension Plan will be deemed allocated first followed by Annual Additions to a welfare benefit fund or individual medical account regardless of the actual allocation date. If an Excess Amount was allocated to a Participant on an allocation date of this Plan, which coincides with an allocation date of another plan, the Excess Amount attributed to this Plan will be the product of:

        (a)     the total Excess Amount allocated as of such date, times

        (b) the ratio of (i) the Annual Additional allocated to the Participant for the Limitation Year as of such date under this Plan to (ii) the total Annual Additions allocated to the Participant for the Limitation Year as of such date under this and all the other qualified master or prototype defined contributions plans.

        Any Excess Amount allocated to this Plan will be disposed of as follows:

        (a) Any elective Deferrals, and any income attributable thereto, to the extent they would reduce the Excess Amount, will be returned to the Participant;

        (b) If, after the application of subsection (a), an Excess Amount still exists, and the Participant is covered by the Plan at the end of the Limitation Year, the Excess Amount in the Participant's Account will be used to reduce Employer contributions (including any allocation of forfeitures) for such Participant in the next Limitation Year, and each succeeding Limitation Year if necessary;

        (c) If, after the application of subsection (a), an Excess Amount still exists, and the Participant is not covered by the Plan at the end of the Limitation Year, the Excess Amount will be held unallocated in a suspense account. The suspense account will be applied to reduced future Employer contributions (including allocation of any forfeitures) for all remaining Participants in the next Limitation Year, and each succeeding Limitation Year if necessary;

        (d) If a suspense account is in existence at any time during the Limitation Year, it will not participate in the allocation of the Trust's investment gains and losses. If a suspense account is in existence at any time during a particular Limitation Year, all amounts in the suspense account must be allocated and reallocated to Participant's Accounts before any Employer or any Employee contributions may be made to the Plan for that Limitation Year. Excess Amounts may not be distributed to Participants or former participants.

7.2 EMPLOYERS WHO, IN ADDITION TO THIS PLAN, MAINTAIN A QUALIFIED DEFINED BENEFIT PLAN. If the Employer or Affiliated Employers maintain, or at any time maintained, a qualified defined benefit plan covering any Participant in this Plan, the sum of the Participant Defined Benefit Fraction and Defined Contribution Fraction will not exceed 1.0 in any Limitation Year. The Annual Additions which may be credited to such a Participant's Account under this Plan for any Limitation Year will be limited in accordance with the terms of the Adoption Agreement.

7.3     DEFINITIONS

        (a) ANNUAL ADDITIONS. Effective on the first day of the Plan Year beginning after December 31, 1986, the sum of the following amounts credited to a Participant's Account for the Limitation Year.

                (i) Employer contributions (including Excess Elective Deferrals (as defined in Section 5.13) not distributed to the Participant on or before the April 15 following the close of the taxable year of such Excess Effective Deferrals, Excess Contributions and Excess Aggregate Contributions, both as defined in Section 5.13);

                (ii) for Plan Years beginning on and after January 1, 1987, Employee After-Tax Contributions;

                (iii)   forfeitures;

                (iv) amounts allocated after March 31, 1984 to an individual medical account as defined in section 415(1)(2) of the Code, that is part of a pension or annuity plan maintained by the Employer, are treated as Annual Additions to a defined contribution plan. Also, amounts derived from contributions paid or accrued after December 31, 1985 in taxable years ending after such date that are attributable to post-retirement medical benefits allocated to the separate account of a Key-Employee, as defined in section





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                                       26

                     419A(d)(3) of the Code, under a welfare benefit fund, as defined in section 419(e) of the Code maintained by the Employer, are treated as Annual Additions to a defined contribution plan; and

              (v)    allocations under a Simplified Employee Pension Plan.

For this purpose, any Excess Amount applied in the Limitation Year to reduce Employer contributions will be considered Annual Additions for such Limitation Year.

       (b) DEFINED BENEFIT FRACTION. A fraction, the numerator of which is the sum of the Participant's projected annual benefits under all defined benefit plans (whether or not terminated) maintained by the Employer, and the denominator of which is the lesser of 100% of the dollar limitation determined for the Limitation Year under section 415(b) and (d) of the Code or 140% of his average Section 415 Compensation for the three consecutive calendar years that produces the highest average, including any adjustments under section 415(b) of the Code.

              Notwithstanding the above, if the Participant was a Participant as of the first day of the first Limitation Year beginning after December 31, 1986, in one or more defined benefit plans maintained by the Employer which were in existence on May 6, 1986, the denominator of this fraction will not be less than 125% of the sum of the annual benefits under such plans which the Participant had accrued as of the close of the last Limitation Year beginning before January 1, 1987, disregarding any changes in the terms and conditions of the plan after May 5, 1986. The preceding sentence applies only if the defined benefit plans individually and in the aggregate satisfied the requirements of section 415 of the Code for all Limitation Years beginning before January 1, 1987.

       (c) DEFINED CONTRIBUTION FRACTION. A fraction, the numerator of which is the sum of the Annual Additions to the Participant's Accounts under all the defined contribution plans (whether or not terminated) maintained by the Employer for the current and all prior Limitation Years (including the Annual Additions attributable to the Participant's voluntary nondeductible contributions to all defined benefit plans, whether or not terminated, maintained by the Employer, and the Annual Additions attributable to all welfare benefit funds as defined in section 419(e) of the Code and individual medical accounts as defined in section 415(1)(2) of the Code, and simplified employee pensions maintained by the Employer), and the denominator of which is the sum of the maximum aggregate amounts for the current and all prior Limitation Years of service with the Employer (regardless of whether a defined contribution plan was maintained by the Employer). The maximum aggregate amount in any Limitation Year is the lesser of 100% of the dollar limitation in effect under section 415(c)(1)(A) of the Code or 35% of the Participant's Compensation for such year.

              If the Participant was a Participant as of the end of the first day of the first Limitation Year beginning after December 31, 1986, in one or more defined contribution plans maintained by the Employer which were in existence on May 6, 1986, the numerator of this fraction will be adjusted if the sum of this fraction and the Defined Benefit Fraction would otherwise exceed 1.0 under the terms of this Plan. Under the adjustment, an amount equal to the product of (1) the excess of the sum of the fractions over 1.0, and (2) the denominator of this fraction, will be permanently subtracted from the numerator of this fraction. The adjustment is calculated using the fractions as they would be computed as of the end of the last Limitation Year beginning before January, 1, 1987, and disregarding any changes in the terms and conditions of the plan made after May 5, 1986, but using the section 415 of the Code limitation applicable to the first Limitation Year beginning on or after January 1, 1987. The Annual Addition for any Limitation
              Year beginning before January 1, 1987, shall not be recomputed to treat all Employee contributions as Annual Additions.

       (d) EXCESS AMOUNT. The excess of the Participant's Annual Addition for the Limitation Year over the Maximum Permissible Amount.

       (e)    LIMITATION YEAR. The Plan Year.

       (f) MAXIMUM PERMISSIBLE AMOUNT. The maximum Annual Addition that may be contributed or allocated to a Participant's Account under the Plan for any Limitation Year shall not exceed the lesser of:

              (i) $30,000 or, if greater, 25% of the section 415(b)(1) of the Code limitation for such year; or

              (ii) 25% of the Participant's Section 415 Compensation actually paid or includible in gross income during the Limitation Year.

              The limitation referred to in (ii) shall not apply to any contribution for medical benefits (within the meaning of section 401(h) or 419A(f)(2) of the Code) which is otherwise treated as an Annual Addition under section 415(I)(1) or 419A(d)(2) of the Code.

              If a Limitation Year less than 12 consecutive months is created because of an amendment changing the Plan Year, the Maximum Permissible Amount shall be equal to the limit for such Limitation Year under paragraph (i) multiplied by a fraction, the numerator of which is the number of months in such short Limitation Year and the denominator of which is 12.

       (g) PROJECTED ANNUAL BENEFIT. The annual retirement benefit (adjusted to an actuarially equivalent straight life annuity if such benefit is expressed in a form other than a straight life annuity or qualified joint and survivor annuity) to which the Participant would be entitled under the terms of all defined benefit plans assuming:

              (i) the Participant will continue employment until Normal Retirement Age under the Plan (or current age, if later), and

              (ii) the Participant's Section 415 Compensation for the current Limitation Year and all other relevant factors used to determine benefits under the Plan will remain constant for all future Limitation Years.

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                                       27

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                               ARTICLE 8. VESTING


8.1 EMPLOYEE AFTER-TAX CONTRIBUTIONS, ELECTIVE DEFERRAL CONTRIBUTIONS, ROLLOVER CONTRIBUTIONS, QUALIFIED NONELECTIVE CONTRIBUTIONS AND QUALIFIED MATCHING CONTRIBUTIONS. A Participant's Employee After-Tax Contribution subaccount, Elective Deferral subaccount, Rollover subaccount and Qualified Matching Contribution subaccount and Qualified Matching Contribution subaccount shall be fully vested and nonforfeitable at all times.

8.2  EMPLOYER DISCRETIONARY CONTRIBUTIONS AND MATCHING CONTRIBUTIONS.

     (a) GENERAL. Notwithstanding the vesting schedule selected by the Employer in the Adoption Agreement, the Participant's Employee Discretionary Contribution subaccount shall be fully vested and nonforfeitable upon the Participant's death. Total and Permanent Disability or attainment of Normal Retirement Age while employed by the Employer. In the absence of any of the preceding events, and subject to the provisions of Sections 5.4(d), 5.9(d) and 5.12, the Participant's Employer Discretionary Contribution subaccount and Matching Contribution subaccount shall be vested in accordance with the vesting schedule specified in the Adoption Agreement. The schedule must be at least as favorable to Participants as either schedule (i) or (ii) below.


          (i)  Graduated vesting according to the following schedule:


                 Years of Vesting Service                 Percent Vested
                 ------------------------                 --------------

                    Less than 2                                 0%
                    2 but less than 3                          20%
                    3 but less than 4                          40%
                    4 but less than 5                          60%
                    5 but less than 6                          80%
                    6 or more                                 100%


          (ii) Full 100% vesting after three Years of Vesting Service.

     (b) IN SERVICE DISTRIBUTIONS WHEN NOT FULLY VESTED. If a distribution is made from a Participant's Employer Discretionary Contribution subaccount or Matching Contribution subaccount at a time when the Participant is not 100% vested in such subaccount and the participant's employment with the Employer has not terminated, then;

          (i) A separate remainder subaccount will be established for the Participant's interest in such Employer Discretionary Contribution subaccount or Matching Contribution subaccount at the time of distribution, and

          (ii) At any subsequent time, the Participant's vested portion of such separate subaccount will be equal to an amount "x" determined under the formula:


                          X = P(AB + (R x D)) - (R x D)


               where


               P = the Participant's vested percentage determined under subsection (a) at the relevant time.

               AB = the amount in such separate subaccount at the relevant time.

               R = the ratio of AB to the amount in the subaccount prior to the distribution.

               D = the amount of the distribution.

8.3  AMENDMENTS TO VESTING SCHEDULE.

     (a) PARTICIPANT'S ELECTION RIGHTS. If the Plan's vesting schedule is amended, or the Plan is amended in any way that directly or indirectly affects the computation of the Participant's nonforfeitable percentage, each Participant with at least three years of service with the Employer may elect, within a reasonable period after the adoption of the amendment or change, to have the nonforfeitable percentage computed under the Plan without regard to such amendment or change. For any Participants who do not have at least one Hour of Service in any Plan Year beginning after December 31, 1988, the preceding sentence shall be applied by substituting "five years of service" where such language appears.

     (b) ELECTION PERIOD. The period during which the selection may be made shall commence with the date the amendment is adopted or deemed to be made and shall end on the latest of:


           (i)  60 days after the amendment is adopted;

           (ii) 60 days after the amendment becomes effective; or

          (iii) 60 days after the Participant is issued written notice of the amendment by the Employer or Plan Administrator.

     (c) PROHIBITION AGAINST REDUCING ACCRUED BENEFITS. No amendment to the Plan shall be effective to the extent that it has the effect of decreasing a Participant's accrued benefit. Notwithstanding the preceding sentence, a Participant's account balance may be reduced to the extent permitted under section 412(c)(8) of the Code. For purposes of this subsection, a Plan amendment which has the effect of decreasing a Participant's Account balance or eliminating an optional form of benefit, with respect to benefits attributable to service before the amendment shall be treated as reducing an accrued benefit. Furthermore, if the vesting schedule of a Plan is amended, in the case of an Employee who is a Participant as of the date such amendment is adopted or the date it becomes effective, the nonforfeitable percentage (determined as of such date) of such Employee's right to his Employer-derived accrued benefit will not be less than his percentage computed under the Plan without regard to such amendment.

     8.4 DETERMINATION OF YEARS OF VESTING SERVICE. For purposes of determining the vested and nonforfeitable percentage of the Participant's Employer Discretionary Contribution and Matching Contribution subaccounts, all of the Participant's Years of Vesting Service with the Employer or an Affiliated Employer shall be taken into account. If Employer maintains the plan of a predecessor employer, Years of Vesting
          Service with such employer will be treated as service with the Employer.

     8.5 FORFEITURE OF NONVESTED AMOUNTS. For Plan Years beginning before 1985, any portion of a Participant's Account that is not vested shall be forfeited by him as of the last day of the Plan Year in which he incurs a Break in Service. For Plan Years beginning after 1984, any portion of a Participant's Account that is not vested shall be forfeited in accordance with the following rules:

          (a) DISTRIBUTION IN FULL. If a Participant's service with the Employer terminated and if the entire vested portion of the Participant's Account is distributed to him at any time before the end of second Plan Year following the Plan Year in which his employment terminated, the remaining portion of the Participant's Account shall be forfeited as of the end of the Plan Year in which such distribution occurs, as long as the Participant




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                                       28

================================================================================

              has not resumed employment with the Employer by such date. However, if the Participant has no vested interest in his Account at the time of his termination of employment, the Plan Administrator nonetheless shall treat the Participant as if he had received a distribution on the date his employment terminated and shall forfeit the Participant's entire Account on the date his employment terminated. If the Participant returns as an Employee before the end of five consecutive Breaks in Service measured from the day immediately after the date of his distribution (or measured from the date his employment terminated in the case of a Participant who had no vested interest in his Account), and if he repays to the Trustee the full amount of the distribution (if any) paid to him by reason of his termination of employment no later than the fifth anniversary of the date of his reemployment, then his Account (determined as of the date of the distribution of his vested interest, unadjusted by subsequent gains and losses) shall be fully restored to him as of the end of the Plan Year in which such repayment occurs (or in the case of a Participant who had no vested interest in his Account, such Account shall be restored as of the end of the Plan Year in which he is reemployed). In such case, the Participant's Account shall be restored first out of such Participant's repayment (if any is required), next out of the forfeitures for such Plan Year and, if such forfeitures are insufficient to restore such Account, the Employer shall make a special contribution to the Trustee to the extent necessary so that the Participant's Account is fully restored.

       (b) PARTIAL DISTRIBUTIONS. If a Participant's service with the Employer terminates and if his entire vested interest in his Account is not distributed to him before the end of the second Plan Year following the Plan Year in which his employment terminated, a separate remainder subaccount shall be established for that portion of the Participant's Account that is not vested and such separate subaccount shall be forfeited at the end of the Plan Year in which the Participant incurs five consecutive Breaks in Service. If all or any portion of such a Participant's vested benefits are distributed before a forfeiture is permitted and if the Participant returns to work as an Employee after the distribution and before he incurs five consecutive Breaks in Service, his vested interest in such separate subaccount at any time shall be determined by applying the formula in
              Section 8.2(b)(ii).

8.6 REINSTATEMENT OF BENEFIT. If a vested benefit is forfeited because the Participant or Beneficiary cannot be found, such benefit will be reinstated if a claim is made by the Participant or Beneficiary.

--------------------------------------------------------------------------------

                                ARTICLE 9. LOANS

9.1    GENERAL PROVISIONS.

       (a) ELIGIBILITY FOR LOANS. If the Employer so elects in the Adoption Agreement, loans shall be made available to any Participant or Beneficiary who is a party-in-interest (as defined in section 3(14) of ERISA) on a reasonably equivalent basis. Loans will not be made to any shareholder-employee, Owner-Employee or Participant or Beneficiary who is not a party-in-interest (as defined in section 3(14) of ERISA). For purposes of this requirement, a shareholder-employee means an Employee or officer of an electing small business (subchapter S) corporation who owns (or is considered as owning within the meaning of section 318(a)(1) of the Code), on any day during the taxable year of such corporation, more than 5% of the outstanding stock of the corporation.

       (b)    SPOUSAL CONSENT RULES.

              (i) If Section 11.9 is applicable to a Participant, the Participant must obtain the consent of his or her spouse, if any, to use his or her account balance as security for the loan. Spousal consent shall be obtained no earlier than the beginning of the 90 day period that ends on the date on which the loan is to be so secured. The consent must be in writing, must acknowledge the effect of the loan, and must be witnessed by a Plan representative or notary public. Such consent shall thereafter be binding with respect to the consenting spouse or any subsequent spouse with respect to that loan. A new consent shall be required if the vested account balance is used for renegotiation, extension, renewal or other revision of the loan.

              (ii) If Section 11.9 is applicable to a Participant and a valid spousal consent has been obtained in accordance with subsection (b)(i), then, notwithstanding any other provision of this Plan, the portion of the Participant's vested Account used as a security interest held by the Plan by reason of a loan outstanding to the Participant shall be taken into account for purposes of determining the amount of the Account payable at the time of death or distribution, but only if the reduction is used as repayment of the loan. If less than 100% of the Participant's vested Account (determined without regard to the preceding sentence) is payable to the Participant's surviving spouse, then the vested Account shall be adjusted by first reducing the vested Account by the amount of the security used-as repayment of the loan, and then determining the benefit payable to the surviving spouse.

9.2 AMOUNT OF LOAN. Loans shall not be made available to Highly-Compensated Employees in an amount greater than the amount made available to other Employees. Loans to any Participant or Beneficiary will not be made to the extent that such loan, when added to the outstanding balance of all other loans to the Participant or Beneficiary, would exceed the lesser of:


       (a) $50,000 reduced by the excess (if any) of the highest outstanding balance of loans during the one year period ending on the day before the loan is made, over the outstanding balance of loans from the Plan on the date the loan is made; or

       (b) one-half the present value of the vested Account of the Participant.

       For the purpose of the above limitation, all loans from all plans of the Employer and other members of a group of employers described in sections 414(b), 414(c) and 414(m) of the Code are aggregated.

9.3 MANNER OF MAKING LOANS. The Plan's loan program will be administered by the Plan Administrator. A request by a Participant for a loan shall be made in writing to the Plan Administrator and shall specify the amount of the loan, and the subaccount(s) or investments of the Participant from which the loan should be made. The terms and conditions on which the Plan Administrator shall approve loans under the Plan shall be applied on a uniform and nondiscriminatory basis with respect to all Participants. If a Participant's request for a loan is approved by the Plan Administrator, the Plan Administrator shall furnish the Trustee with written instructions directing the Trustee to make the loan in a lump-sum payment of cash to the Participant. In making any loan

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                                       29

================================================================================

     payment under this Article, the Trustee shall be fully entitled to rely on the instructions furnished by the Plan Administrator and shall be under no duty to make any inquiry or investigation with respect thereto.

9.4 TERMS OF LOAN. Loans shall be made on such terms and subject to such limitations as the Plan Administrator may prescribe. Furthermore, any loan shall, by its terms, require that repayment (principal and interest) be amortized in level payments, not less frequently than quarterly, over a period not extending beyond five years from the date of the loan, unless such loan is used to acquire a dwelling unit which, within a reasonable time (determined at the time the loan is made), will be used as the principal residence of the Participant. The rate of interest to be charged shall be determined by the Plan Administrator in accordance with the rates quoted by representative financial institutions in the local area for similar loans.

9.5 SECURITY FOR LOAN. Any loan to a Participant under the Plan shall be secured by the pledge of no more than 50% of the Participant's vested interest in his Account. Such pledge shall be evidenced by the execution of promissory note by the Participant which shall provide that, in the event of any default by the Participant on a loan repayment, the Plan Administrator shall be authorized (to the extent permitted by law) to take any and all other actions necessary and appropriate to enforce collection of the unpaid loan. An assignment or pledge of any portion of the Participant's interest in the Plan will be treated as a loan under this Article.

9.6 SEGREGATED INVESTMENT. Loans shall be considered a Participant directed investment and, for the purposes of allocating earnings and losses pursuant to Article 6, shall not be considered a part of the common fund under the Trust.

9.7 REPAYMENT OF LOAN. The Plan Administrator shall have the sole responsibility for ensuring that a Participant timely makes all loan repayments and for notifying the Trustee in the event of any default by the Participant on the loan. Each loan repayment shall be paid to the Trustee and shall be accompanied by written instructions from the Plan Administrator that identify the Participant on whose behalf the loan repayment is being made.

9.8 DEFAULT ON LOAN. In the event of a termination of the Participant's employment with the Affiliated Employees or a default by a Participant on a loan repayment, all remaining payments on the loan shall be immediately due and payable. The Plan Administrator shall take any and all actions necessary and appropriate to enforce collection of the unpaid loan. However, attachment of the Participant's Account pledged as security will not occur until a distributable event occurs under the Plan.

--------------------------------------------------------------------------------

                            ARTICLE 10. WITHDRAWALS

10.1 WITHDRAWAL OF EMPLOYEE AFTER-TAX CONTRIBUTIONS. Subject to the requirements of Sections 10.3 and 11.9, any Participant who has made Employee After-Tax Contributions may, upon 30 days notice in writing filed with the Plan Administrator, have paid to him all or any portion of the value of his Employee After-Tax Contribution subaccount.

10.2 HARDSHIP WITHDRAWALS.

     (a) GENERAL RULE. Subject to Section 10.3 and 11.9 and if the Employer so elects in the Adoption Agreement, distribution of Elective Deferrals (and earnings thereon accrued as of December 31, 1988) may be made to a Participant in the event of hardship. For the purposes of this Section, hardship is defined as an immediate and heavy financial need of the Participant where such Participant lacks other available resources.

     (b) NEEDS CONSIDERED IMMEDIATE AND HEAVY. The only financial needs considered immediate and heavy are the following:

         (i) deductible medical expenses (within the meaning of section 213(d) of the Code) of the Employee, the Employee's spouse, children or dependents;

         (ii) the purchase (excluding mortgage payments) of a principal residence for the Employee;

         (iii) payment of tuition and related educational fees for the next twelve months of post-secondary education for the Employee, the Employee's spouse, children or dependents; or

         (iv) the need to prevent the eviction of the Employee from, or a foreclosure on the mortgage of, the Employee's principal residence.

     (c) NECESSARY TO SATISFY NEED. A distribution will be considered as necessary to satisfy an immediate and heavy financial need of the Employee only if:

         (i) the Employee has obtained all distributions, other than hardship distributions, and all nontaxable loans under all plans maintained by the Employer;

         (ii) all plans maintained by the Employer provide that the Employee's Elective Deferrals (and Employee contributions) will be suspended for twelve months after the receipt of the hardship distribution;

         (iii) the distribution is not excess of the amount of an immediate and heavy financial need (including amounts necessary to pay any federal, state or local income taxes or penalties reasonably anticipated to result from the distribution); and

         (iv) all plans maintained by the Employer provide that the Employee may not make Elective Deferrals for the Employee's taxable year immediately following the taxable year of the hardship distribution in excess of the applicable limit under section 402(g) of the Code for such taxable year less the amount of such Employee's Elective Deferrals for the taxable year of the hardship distribution.

10.3 MANNER OF MAKING WITHDRAWALS. Any withdrawal by a Participant under the Plan shall be made only after the Participant files a written request with the Plan Administrator specifying the nature of the withdrawal (and the reasons therefor, if a hardship withdrawal) and the amount of funds requested to be withdrawn and, if applicable, including the spousal consent required under Section 11.9. Upon approving any withdrawal, the Plan Administrator shall furnish the Trustee with written instructions





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


       directing the Trustee to make the withdrawal in a lump-sum payment of cash to the Participant. In making any withdrawal payment, the Trustee shall be fully entitled to rely on the instructions furnished by the Plan Administrator, and shall be under no duty to make any inquiry or investigation with respect thereto.

10.4 LIMITATIONS ON WITHDRAWALS. The Plan Administrator may prescribe uniform and nondiscriminatory rules and procedures limiting the number of times a Participant may make a withdrawal under the Plan during any Plan Year, and the minimum amount a Participant may withdraw on any single occasion.

10.5 SPECIAL CIRCUMSTANCES. Elective Deferral, Qualified Nonelective Contribution and Qualified Matching Contribution subaccounts may be distributed upon:

       (a) PLAN TERMINATION. Termination of the Plan without the establishment of another defined contribution plan, other than an employee stock ownership plan (as defined in section 4975(e) or section 409 of the Code) or a Simplified Employee Pension Plan as defined in section 408(k) of the Code.

       (b) DISPOSITION OF ASSETS. The disposition by a corporation to an unrelated corporation of substantially all of the assets (within the meaning of section 409(d)(2) of the Code) used in a trade of business of such corporation if such corporation continues to maintain this plan after the disposition, but only with respect to Employees who continue employment with the corporation acquiring such assets.

       (c) DISPOSITION OF SUBSIDIARY. The disposition by a corporation to an unrelated entity of such corporation's interest in a subsidiary, (within the meaning of section 409(d)(3) of the Code) if such corporation continues to maintain this Plan, but only with respect to Employees who continue employment with such subsidiary.

All distributions that may be made pursuant to one or more of the foregoing distributable events are subject to the spousal and participant consent requirements (if applicable) contained in sections 411(a)(11) and 417 of the Code. In addition, distributions after March 31, 1988, that are triggered by any of the foregoing events must be made in a lump sum.

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                       ARTICLE 11. DISTRIBUTION PROVISIONS

11.1 RETIREMENT DISTRIBUTIONS. If a Participant's Normal Retirement Age should occur prior to the termination of his employment with the Employer, all amounts then credited to such Participant's Account shall become 100% vested regardless of the number of the Participant's Years of Vesting Service. If a Participant's employment is terminated on or after his Normal Retirement Age, such termination shall be deemed "Retirement," and the Plan Administrator shall direct the Trustee to take such action as may be necessary to distribute to such Participant, in one of the methods provided in Section 11.7, the value of his Account.

       (a) DEFERRED RETIREMENT. If a Participant's employment continues after his Normal Retirement Age, his participation in the Plan shall continue and, subject to Section 11.8, the distribution of his benefits shall be postponed until the earlier of (i) the date on which his Retirement becomes effective, which shall be his Deferred Retirement Date, or (ii) the date the Participant elects to receive his benefits.

       (b) PARTICIPANT STATUS AFTER RETIREMENT. Upon a Participant's Retirement, his participation as an active Participant hereunder shall cease, subject to his right to share in contributions made with respect to the Plan Year of his Retirement if he otherwise qualifies for such contributions in such Plan Year.

11.2 DEATH BENEFITS. Upon the death of a Participant before retirement or before other termination of employment with the Employer, all amounts then credited to his Account shall become 100% vested, regardless of the number of his Years of Vesting Service. The Plan Administrator shall direct the Trustee to distribute the value of the Participant's Account, in one of the methods provided in Section 11.7, and at the time provided in Section 11.6, to any surviving Beneficiary designated by the Participant in accordance with the provisions of subsection (c) below.

       (a) DEATH OF FORMER EMPLOYEE. Upon the death of a former Employee before distribution of his vested interest in his Account has begun, the Trustee, in accordance with the instructions of the Plan Administrator and in accordance with the provisions of this Article, shall take such action as may be necessary to distribute his vested interest in his Account, in one of the methods provided in Section 11.7 hereof and commencing at such time provided in
              Section 11.6, to any surviving Beneficiary. designated in accordance with the provisions of subsection (c) below. Upon the death of a former Participant after distribution of his benefits has begun and before the entire vested interest in his Account has been distributed to him, the Plan Administrator shall direct the Trustee to distribute the remaining portion of such interest to any surviving Beneficiary designated in accordance with the provisions of subsection (c) below at least as rapidly as under the method of distribution being used as of the date of the Participant's death.


       (b) PROOF OF DEATH. The Plan Administrator may require such proper proof of death and such evidence of the right of any person to receive payment of the vested interest of a deceased Participant or former Participant as it may deem desirable. The Plan Administrator's determination of death and of the right of any person to receive payment shall be conclusive.

       (c) BENEFICIARY DESIGNATION. Each Participant may designate one or more primary Beneficiaries and one or more secondary Beneficiaries by filing written notice with the Plan Administrator on a form acceptable to the Plan Administrator. However, in the case of a married Participant, the Participant shall be deemed to have designated his surviving spouse as his sole primary Beneficiary, notwithstanding any contrary written notice, unless such spouse filed a written voluntary consent with the Plan Administrator irrevocably consenting to the Participant's designation of a non-spouse Beneficiary, which consent shall be notarized or witnessed by the Plan Administrator, and shall acknowledge the effect of the Participant's designation of Beneficiary. A married Participant may not subsequently change the designated non-spouse Beneficiary unless his spouse's voluntary consent acknowledges that the spouse has a right to consent to a specific beneficiary and expressly permits designations by the Participant without further spousal consent or his spouse has filed a written consent with the Plan Administrator, irrevocably consenting to such change, which consent shall be notarized or witnessed by the Plan Administrator, and shall acknowledge the effect of the change. Subject to the two preceding sentences, a Participant may change any designated Beneficiary by filing written notice of the change with the Plan Administrator. If any Participant

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         fails to designate a Beneficiary, or if his designated Beneficiary or
         Beneficiaries do not survive the Participant, the Plan Administrator shall designate a Beneficiary or Beneficiaries on his behalf, in the following order:

         (i) The Participant's spouse, if living at the time of the Participant's death.

         (ii)   The Participant's issue, per stirpes.

         (iii)  The Participant's brothers and sisters, per stirpes.

         (iv)   The Participant's parents.

         (v)    The estate of the Participant.

11.3 PERMANENT DISABILITY BENEFITS. If, prior to his Retirement or other termination of employment with the Employer, a Participant incurs a Total and Permanent Disability, he shall be deemed to have retired by reason of Permanent Disability, and his Account shall become 100% vested, regardless of the number of his Years of Vesting Service. The Plan Administrator shall determine the date as of which such Retirement shall become effective. The Trustee, in accordance with the instructions of the Plan Administrator and in accordance with the provisions of this Article, shall take such action as may be necessary to distribute the value of the Participant's Account(s) to the Participant commencing at such time, and in one of the methods, provided in Section 11.5 through 11.7 hereof.

11.4 TERMINATION OF EMPLOYMENT PRIOR TO RETIREMENT, DEATH OR TOTAL AND PERMANENT DISABILITY. If a Participant's employment with the Employer terminates for any reason other than Retirement, Total and Permanent Disability or death, the Plan Administrator shall direct the Trustee to take such action as may be needed to distribute to such Participant the vested portion of his Account, as determined in accordance with Article 8. Such distribution shall be made commencing at such time, and in one of the methods, provided in Section 11.5 through 11.7 hereof.

11.5 COMMENCEMENT OF LIFETIME DISTRIBUTIONS.

     (a) UPON RETIREMENT. The distribution of benefits payable to a Participant who retires by reason of Retirement or Total and Permanent Disability shall commence as soon as is administratively feasible after a date on or after the Participant's Retirement as he elects, but in no event later than his required beginning date. Notwithstanding the foregoing provisions of this subsection (a), if such a Participant's total vested benefits do not exceed $3,500, his vested benefits shall be distributed to him in a lump sum payment as soon as administratively feasible after his Retirement.

     (b) UPON TERMINATION OF EMPLOYMENT OTHER THAN RETIREMENT. The distribution of the vested interest of a Participant whose employment terminated for any reason other than Retirement, Total and Permanent Disability or death shall commence as soon as is administratively feasible after a date elected by the Participant that follows the date his employment terminated. Notwithstanding the foregoing provisions of this subsection
         (b),

         (i) If a Participant's total vested benefits do not exceed (or at the time of any prior distribution did not exceed) $3,500, his vested benefits shall be distributed to him in a lump sum payment as soon as administratively feasible after the date on which his employment terminated, as long as he has not returned as an Employee on the date of such distribution, and

         (ii) Distributions shall begin no later than the Participant's required beginning date.

     (c) STATUTORY REQUIREMENTS. If a Participant does not elect to defer payment of his benefits in accordance with subsections (a) or (b) above, distribution of his benefits shall commence during the sixty day period immediately following the Plan Year in which occurs the latest of:

         (i)    the Participant's Normal Retirement Age,

         (ii) the 10-year anniversary of the date on which the Participant commenced participation in the Plan, and

         (iii) the date the Participant's employment with the Employer terminated.

     (d) IN-SERVICE DISTRIBUTIONS. The distribution of a Participant's vested benefits shall not commence prior to the time his employment with the Employer terminates, except in the following circumstances:

         (i)    Withdrawals made in accordance with the provisions of Article
                10, or

         (ii) Payments to an alternate payee pursuant to qualified domestic relations order as described in section 414(p) of the Code may be made at any time, or

         (iii) Minimum required distributions made on and after his required beginning date, or

         (iv)   Distributions made in accordance with the provisions of
                Section 11.1(a).

     (e) REQUIRED BEGINNING DATE. The required beginning date of a Participant is the first day of April of the calendar year following the calendar year in which the Participant attains age 70 1/2 Notwithstanding the foregoing:

         (i)    The required beginning date of a Participant who attains age
                70 1/2 before January 1, 1988, shall be determined in accordance with (A) or (B) below:

                (A) The required beginning date of a Participant who is not a
                    Five Percent Owner is the first day of April of the calendar year following the calendar year in which the later of retirement or attainment of age 70 1/2 occurs. (A Participant is treated as a Five Percent Owner for purpose of this subsection if such Participant is a Five Percent Owner at any time during the Plan Year ending with or within the calendar year in which such owner attains age 66 1/2 or any subsequent Plan Year.)

                (B) The required beginning date of a Participant who is a Five
                    Percent Owner during any year beginning after December 31, 1979, is the first date of April following the later of:

                    (1) the calendar year in which the Participant attains age
                        70 1/2, or

                    (2) the earlier of the calendar year with or within which
                        ends the Plan Year in which the Participant become a Five Percent Owner, or the calendar year in which the Participant retires.

         (ii) The required beginning date of a Participant who is not a Five Percent Owner who attains age 70 1/2 during 1988 and who has not retired as of January 1, 1989, is April 1, 1990

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11.6   COMMENCEMENT OF DEATH BENEFITS. Subject to Section 11.9, if a Participant
       dies before his benefit payments have commenced, his death benefits, if any, shall be payable beginning at such reasonable time after the Participant's death as his Beneficiary elects, subject to and in accordance with the following provisions:

       (a) NON-SPOUSE BENEFICIARY. In the case of a Beneficiary other than the Participant's surviving spouse, benefits must commence no later than the December 31 that coincides with or immediately follows the fifth anniversary of the Participant's death. If the beginning date of such benefits is after the December 31 that coincides with or immediately follows the first anniversary of the Participant's death, the Beneficiary's entire interest in the Participant's death benefits must be distributed no later than the December 31 that coincides with or immediately follows the fifth anniversary of the Participant's death.

       (b) SPOUSE BENEFICIARY. If the Participant's Beneficiary is the Participant's surviving spouse, the surviving spouse may elect to defer the commencement of benefits to the December 31 that coincides with or immediately follows the later of (i) the first anniversary of the Participant's death, or (ii) the date on which the Participant would have attained age 70 1/2. If the Participant's Beneficiary is his surviving spouse, and if his surviving spouse dies after the Participant dies but prior to the time the Participant's death benefits have commenced, the provisions of this Article 11 shall apply as if the surviving spouse were the Participant, except that the surviving spouse of the deceased Participant's surviving spouse shall not qualify as a surviving spouse.

       (c) ELECTION PERIOD. Any election made by a Beneficiary under this Section must be made no later than the December 31 that coincides with or immediately follows the first anniversary of the Participant's death and must be irrevocable as of such date, except that if the Participant's Beneficiary is the Participant's surviving spouse, the surviving spouse may defer making such election to the earlier of (i) the December 31 that coincides with or immediately follows the fifth anniversary of the Participant's death, or (ii) the last date on which the surviving spouse could defer the commencement of benefits under subsection (b). If a Beneficiary fails to make a proper election hereunder, the Beneficiary's interest in the Participant's death benefits shall be distributed in full no later than the December 31 that coincides with or immediately follows the fifth anniversary of the Participant's death.

11.7   METHODS OF DISTRIBUTION.

       (a) GENERAL RULE. Subject to Section 11.9, all benefits shall be distributed in accordance with one of the following methods as the Participant or Beneficiary, as the case may be, may elect in writing during the 90-day period before the date benefits commence:

              (i) In equal monthly, quarterly or annual installments over a period certain not to exceed the life expectancy of the Participant (or Beneficiary in the case of a Participant who dies prior to the time his benefits commenced) or the joint and last survivor life expectancy of the Participant and his Beneficiary so that the amount distributed in each Plan Year equals the amount determined by dividing the Participant's vested account balance on the last day of the immediately preceding Plan Year by the period certain determined in accordance with this paragraph (i) which shall be reduced by one for each Plan Year after the Plan Year in which the Participant's benefits commence.

              (ii) Payment to the Participant or Beneficiary of all or part of such benefits in one lump sum.

       (b) DIRECT ROLLOVER. Notwithstanding any provision of the Plan to the contrary that would otherwise limit a distributee's election under this Article 11, for all distributions made on or after January 1,1993, a distributee may elect, at the time and in the manner prescribed by the Plan Administrator, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover. For purposes of this subsection, the following definitions shall apply:

              (i) An "eligible rollover distribution" is any distribution of all or a portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated Beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under section 401(a)(9) of the Code; and the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

              (ii) An "eligible retirement plan" is an individual retirement account described in section 408(a) of the Code, an individual retirement annuity described in section 408(b) of the Code, an annuity plan described in section 403(a) of the Code, or a qualified trust described in section 401(a) of the Code, that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.

              (iii) A "distributee" includes an Employee or former Employee. In addition, the Employee's or former Employee's surviving spouse and the Employee's or former Employee's spouse or former spouse who is the alternate payee under a qualified domestic retirement order, as described the section 414(p) of the Code, are distributees with regard to the interest of the spouse or former spouse.

              (iv) A "direct rollover" is a payment by the Plan to the eligible retirement plan specified by the distributee.

11.8 MINIMUM REQUIRED DISTRIBUTIONS. If the Participant's interest is to be distributed in other than a single sum, the following minimum distribution rules shall apply on or after the required beginning date:

       (a)    INDIVIDUAL ACCOUNT.

              (i) If a Participant's benefit is to be distributed over (A) a Period not extending beyond the life expectancy of the Participant or the joint life and last survivor expectancy of the Participant and the Participant's designated Beneficiary or (B) a period not extending beyond the life expectancy of the designated Beneficiary, the amount required to be distributed for each calendar year, beginning with distributions for the first distribution calendar year, must at least equal the quotient obtained by dividing the Participant's benefit by the applicable life expectancy.

              (ii) For calendar years beginning before January 1, 1989, if the Participant's spouse is not the designated Beneficiary, the method of distribution selected must assure that at least 50% of the present value of the amount available for

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                distribution is paid within the life expectancy of the
                Participant.

         (iii) For calendar years beginning after December 31, 1988, the amount to be distributed each year, beginning with distributions for the first distribution calendar year shall not be less than the quotient obtained by dividing the Participant's benefit by the lesser of (A) the applicable life expectancy or (B) if the Participant's spouse is not the designated Beneficiary, the applicable divisor determined from the table set forth in Q&A-4 of section 1.401(a)(9)-2 of the proposed regulations. Distributions after the death of the Participant shall be distributed using the applicable life expectancy in paragraph
                (i) above as the relevant divisor without regard to Proposed Regulations section 1.401(a)(9)-2.

         (iv) The minimum distribution required for the Participant's first distribution calendar year must be made on or before the Participant's required beginning date. The minimum distribution for other calendar years, including the minimum distribution for the distribution calendar year in which the Employee's required beginning dated occurs, must be made on or before December 31 of the distribution calendar year.

     (b) OTHER FORMS. If the Participant's benefit is distributed in the form of an annuity purchased from an insurance company, distributions thereunder shall be made in accordance with the requirements of section 401(a)(9) of the Code and the proposed regulations thereunder.

         For purposes of this Section 11.8, any amount paid to a child of the Participant will be treated as if it had been paid to the surviving spouse if the amount becomes payable to the surviving spouse when the child reaches the age of majority.

         For the purposes of this Section 11.8, distribution of a Participant's interest is considered to begin on the Participant's required beginning date (or, if Section 11.6 is applicable, the date distribution is required to begin to the surviving spouse pursuant to section 11.6(b)). If distribution in the form of an annuity irrevocably commences to the Participant before the required beginning date, the date distribution is considered to begin is the date distribution actually commences.

     (c) DEFINITIONS.

         (i) Applicable life expectancy. The life expectancy (or joint and last survivor expectancy) calculated using the attained age of the Participant (or designated Beneficiary) as of the Participant's (or designated Beneficiary's ) birthday in the applicable calendar year reduced by one for each calendar year which has elapsed since the date life expectancy was first calculated. If life expectancy is being recalculated, the applicable life expectancy shall be the life expectancy as so recalculated. The applicable calendar year shall be the first distribution calendar year and, if life expectancy is being recalculated, such succeeding calendar year. If annuity payments commence before the required beginning date, the applicable calendar year is the year such payments commence. If distribution is in the form of an immediate annuity purchased after the Participant's death with the Participant's remaining interest, the applicable calendar year is the year of purchase.

         (ii) Designated Beneficiary. The individual who is designated as the Beneficiary under the Plan in accordance with section 401(a)(9) of the Code and the proposed regulations thereunder.

         (iii) Distribution calendar year. A calendar year for which a minimum distribution is required. For distributions beginning before the Participant's death, the first distribution calendar year is the calendar year immediately preceding the calendar year which contains the Participant's required beginning date. For distributions beginning after the Participant's death, the first distribution calendar year is the calendar year in which distributions are required to begin pursuant to Section 11.6 above.

         (iv) Life Expectancy. Life expectancy and joint and last survivor expectancy are computed by use of the expected return multiples in Table V and VI of section 1.72-9 of the Income Tax Regulations. Unless otherwise elected by the Participant (or spouse, in the case of distributions described in
                Section 11.6(b)) by the time distributions are required to begin, life expectancies shall not be recalculated. Such election shall be irrevocable as to the Participant (or spouse) and shall apply to all subsequent years. The life expectancy of a non-spouse beneficiary may not be recalculated.

     (d) PARTICIPANT'S BENEFIT. The account balance as of the last valuation date in the calendar year immediately preceding the distribution calendar year (valuation calendar year) increased by the amount of any contributions or forfeitures allocated to the account balance as of dates in the valuation calendar year after the valuation calendar year after the valuation date. Notwithstanding the foregoing, if any portion of the minimum distribution of the first distribution calendar year is made in the second distribution calendar year on or before the required beginning date, the amount of the minimum distribution made in the second distribution calendar year shall be treated as if it had been made in the immediately preceding distribution calendar year.

11.9 JOINT AND SURVIVOR ANNUITY REQUIREMENTS. Notwithstanding the foregoing provisions of this Article 11, if the Plan is a direct or indirect transferee of a Participant's interest in a defined benefit plan, money purchase plan, a target benefit plan, stock bonus or profit-sharing plan which is subject to the survivor annuity requirements of section 401(a)(11) and 417 of the Code, then the following provisions shall apply to distributions to such Participant:

     (a) QUALIFIED JOINT AND SURVIVOR ANNUITY. All benefit distributions to such a Participant in the Plan shall be in the form of a "Qualified Joint and Survivor Annuity," subject to the following rules:

         (i)    For the purposes of this subsection (a) and of subsection (b),
                (A) in the case of a Participant who is married on the date his benefit payments commence, the term "Qualified Joint and Survivor Annuity" shall mean an immediate nontransferable annuity policy which complies with the provisions of this Plan, purchased with the Participant's total vested interest in his Account, payable to the Participant for life with a survivor annuity payable to his spouse at the time of the purchase of the policy, for the life of that spouse, which is equal to 50% of the amount of the annuity payable during the joint lives of the Participant and his spouse, (B) in the case of a Participant who is not married on the date his benefit payments commence, the term "Qualified Joint and Survivor Annuity" shall mean an annuity policy, purchased with the Participant's total vested interest in his Account, payable to the Participant for his life, and (C) the term "Annuity Starting Date" shall mean the first day of the first period for which an amount is to be paid to the Participant or Beneficiary as an annuity,

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                     or, in the case of a benefit not payable in the form of an annuity, the first day on which all events have occurred which entitle the Participant or Beneficiary to such benefit.

              (ii) Written notice explaining the Qualified Joint and Survivor Annuity and optional forms of benefit, the right of the Participant to elect to waive the Qualified Joint and Survivor Annuity, the right of the spouse to consent to such waiver, the effect of a waiver and the effect of a consent to a waiver, the right of the Participant to revoke an election to waive, and the inability of the spouse to revoke his or her consent shall be given to the Participant no less than 30 days and no more than 90 days prior to his Annuity Starting Date.

              If a distribution is one to which sections 401(a)(11) and 417 of the Code do not apply, such distribution may commence less than 30 days after the notice required under section 1.411(a)11 (c) of the Income Tax Regulations is given, provided that (a) the Plan Administrator clearly informs the Participant that the Participant has a right to a period of at least 30 days after receiving the notice to consider the decision of whether or not to elect a distribution (and, if applicable, a particular distribution option), and (b) the Participant, after receiving the notice, affirmatively elects a distribution.

              (iii) A Qualified Joint and Survivor Annuity shall not be paid to a Participant if, during the 90-day period ending on the Annuity Starting Date, (A) the Participant has filed a written election with the Plan Administrator waiving the Qualified Joint and Survivor Annuity, and (B) in the case of a married Participant, his spouse has filed a written consent with the Plan Administrator irrevocably consenting to such waiver, which consent shall be notarized or witnessed by the Plan Administrator, and shall acknowledge the effect of the waiver. The written election waiving the Qualified Joint and Survivor Annuity shall state the specific non-spouse Beneficiary and/or the alternative form of benefit. A married Participant may not subsequently change the non-spouse Beneficiary and/or alternative form of benefit elected unless his spouse's consent expressly permits designations by the Participant without any further spousal consent or his spouse has filed a written consent with the Plan Administrator irrevocably consenting to such change, which consent shall be notarized or witnessed by the Plan Administrator, and shall acknowledge the effect of the change. Notwithstanding the preceding sentence, a married Participant may revoke his election waiving the Qualified Joint and Survivor Annuity at any time and any number of times on or before the Annuity Starting Date without the consent of his spouse.

              (iv) Even if a Participant does not waive the Qualified Joint and Survivor Annuity in accordance with paragraph (iii) above, the Plan Administrator will not be required to direct the Trustee to distribute a Participant's or former Participant's benefits in the form of a Qualified Joint and Survivor Annuity if the value of the Participant's vested Account on the Annuity Starting Date does not exceed $3,500 and if such Account is distributed to the Participant in a single lump sum payment of cash, provided that no such distribution shall be made after the Annuity Starting Date without the written consent of the Participant and his spouse.

       (b) QUALIFIED PRE-RETIREMENT SURVIVOR ANNUITY. In the case of a Participant with a vested interest under this Plan who dies prior to his Annuity Starting Date, and who is married on the date of his death, all death benefits under the money purchase pension plan shall be distributed to his surviving spouse in the form of a "Qualified Pre-Retirement Survivor Annuity," in accordance with the following rules:

              (i) For the purposes hereof, the term "Qualified Pre-Retirement Survivor Annuity" shall mean a non-transferable annuity which complies with the provisions of this Plan for the life of the Participant's surviving spouse, in such amount as may be purchased with an amount equal to 100% of the value of the Participant's total vested interest in his Account.

              (ii) Written notice explaining the Qualified Pre-Retirement Survivor Annuity, the right of the Participant to elect to waive the Qualified Pre-Retirement Survivor Annuity, the right of the spouse to consent to such waiver, the effect of a waiver and the effect of a consent to a waiver, the right of the Participant to revoke an election to waive, and the inability of the spouse to revoke his or her consent shall the given to the Participant during the two-year period ending on (A) the first anniversary of the date he became a Participant, and (B) the first anniversary of the date his employment terminates. If, in accordance with clause (A) of the preceding sentence, written notice is given to the Participant prior to the last day of the Plan Year in which he attains age 31, a second notice, similar to the initial notice, shall be given to the Participant within whichever of the following periods ends first: (A) the one-year period after his employment with the Employer terminates, or (B) the period beginning with the first day of the Plan Year in which he attains age 32 and ending with the last day of Plan Year in which he attains age 34.

              (iii) A Qualified Pre-Retirement Survivor Annuity shall not be paid to the surviving spouse of a deceased Participant if, during the period beginning on the day on which the Participant first became a Participant in the Plan and ending on the date of his death, (A) the Participant has filed a written election with the Plan Administrator waiving such Qualified Pre-Retirement Survivor Annuity, and
                     (B) his spouse has filed a written consent with the Plan Administrator, irrevocably consenting to such waiver, which consent shall be notarized or witnessed by the Plan Administrator, and shall acknowledge the effect of the waiver. The written election waiving the Qualified Pre-Retirement Survivor Annuity shall state the specific non-spouse Beneficiary. A Participant may not subsequently change the designated non-spouse Beneficiary unless his spouse's voluntary consent acknowledges that the spouse has the right to limit consent to a specific beneficiary, and a specific form of benefit where applicable, and expressly permits designations by the Participant without further spousal consent or his spouse has filed a written consent with the Plan Administrator, irrevocably consenting to such change, which consent shall be notarized or witnessed by the Plan Administrator, and shall acknowledge the effect of the change. Notwithstanding the preceding sentence, a Participant may revoke his election waiving the Qualified Pre-Retirement Survivor Annuity at any time and any number of times without the consent of his spouse.

              (iv) Notwithstanding the first sentence of paragraph (iii), if the Participant waives the Qualified Pre-Retirement Survivor Annuity prior to the first day of the Plan Year in which he attains age 35, such waiver shall be invalid upon the beginning of the Plan Year in which he attains age 35 until the Participant, during the period beginning on the earlier of the first day of the Plan Year in which he attains age 35 or the date on which his employment with the Employer terminates and ending on the date of his death, again waives the Qualified Pre-Retirement Survivor

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                                       35

================================================================================

                        Annuity in accordance with the preceding sentence. Qualified Pre-Retirement Survivor Annuity coverage automatically will be reinstated as of the first day of the Plan Year in which the Participant attains age 35. Provided, however, that a Participant who (A) terminates his employment with the Employer prior to the first day of the Plan Year in which he attains age 35, and (B) on or after that date waives the Qualified Pre-Retirement Survivor Annuity, need not again waive the Qualified Pre-Retirement Survivor Annuity.

                (v) Even if a Participant does not waive the Qualified Pre-Retirement Survivor Annuity in accordance with paragraphs (iii) or (iv) above, the Plan Administrator will not be required to direct the Trustee to distribute a Participant's total vested interest in all of his Accounts in the form of a Qualified Pre-Retirement Survivor Annuity if (A) the Participant's surviving spouse files a written consent with the Plan Administrator consenting to the distribution of such vested benefits in one of the methods described in
                        Section 11.7 hereof, or (B) the value of the Participant's total vested interest in his Account does not exceed $3,500 and such Account is distributed to the surviving spouse in a single lump sum payment of cash; provided that no such distribution shall be made after the Annuity Starting Date without the written consent of the Participant's or former Participant's surviving spouse.

        (c)     SPECIAL RULES. For purposes of this Section 11.9:

                (i) A former spouse of a Participant will be treated as a Participant's spouse or surviving spouse to the extent provided under a qualified domestic relations order as described in section 414(p) of the Code.

                (ii) If the Plan Administrator determines that a Participant has no spouse or the Participant's spouse cannot be located, no spouse consent shall be necessary.

                (iii) A spouse's consent (or determination that the consent of a spouse cannot be obtained) hereunder shall be effective only with respect to such spouse.

11.10 REEMPLOYMENT. If a former Employee who has begun to receive benefit payments hereunder should be reemployed by the Employer prior to his Normal Retirement Age, his benefit payments shall cease.

11.11 VALUATION OF BENEFITS. All distributions made in the form of a lump sum shall be based upon the value of the Participant's Account(s) determined as of the Valuation Date which coincides with or immediately precedes the date on which the distribution is being made, reduced by withdrawals and distributions made from such Account(s) after such Valuation Date and increased by allocations to the Participant's Account made after such Valuation Date.

--------------------------------------------------------------------------------

                           ARTICLE 12. ADMINISTRATION

12.1    DUTIES AND RESPONSIBILITIES OF FIDUCIARIES; ALLOCATION OF
        FIDUCIARY RESPONSIBILITY. A fiduciary of the Plan shall have only those specific powers, duties, responsibilities and obligations as are explicitly given him under the Plan and Trust Agreement. In general, the Employer shall have the sole responsibility for marking contributions to the Plan required under Article 5, appointing the Trustee, and determining the funds available for investment under the Plan. The Plan Administrator shall have the sole responsibility for the administration of the Plan, as more fully described in Section 12.2. It is intended that each fiduciary shall be responsible only for the proper exercise of his own powers, duties, responsibilities and obligations under the Plan and Trust Agreement and shall not be responsible for any act or failure to act of another fiduciary. A fiduciary may serve in more than one fiduciary capacity with respect to the Plan.

12.2    POWERS AND RESPONSIBILITIES OF THE PLAN ADMINISTRATOR.

        (a) ADMINISTRATION OF THE PLAN. The Plan Administrator shall be charged with the full power and the responsibility for administering the Plan in all its details. The Plan Administrator shall have all powers necessary to administer the Plan, including the power to construe and interpret the Plan documents; to decide all questions relating to an individual's eligibility to participate in the Plan; to determine the amount, manner and timing of any distribution of benefits or withdrawal under the Plan; to approve and ensure the repayment of any loan to a Participant under the Plan; to resolve any claim for benefits in accordance with Section 12.6; and to appoint or employ advisors, including legal counsel, to render advice with respect to any of the Plan Administrator's responsibilities under the Plan. Any construction, interpretation or application of the Plan by the Plan Administrator shall be final, conclusive and binding. All actions by the Plan Administrator shall be taken pursuant to uniform standards applied to all persons similarly situated. The Plan Administrator shall have no power to add to, subtract from or modify any of the terms of the Plan, or to change or add to any benefits provided by the Plan, or to waive or fail to apply any requirements of eligibility for a benefit under the Plan.

        (b) RECORDS AND REPORTS. The Plan Administrator shall be responsible for maintaining sufficient records to reflect the periods in which an Employee is credited with one or more Years of Eligibility Service or Years of Vesting Service for purposes of determining his eligibility to participate and his vesting, respectively, in the Plan, and the Compensation of each Participant for purposes of determining the amount of contributions that may be made by or on behalf of the Participant under the Plan. The Plan Administrator shall be responsible for submitting all required reports and notifications relating to the Plan to Participants or their Beneficiaries, the Internal Revenue Service and the Department of Labor.

        (c) FURNISHING TRUSTEE WITH INSTRUCTIONS. The Plan Administrator shall be responsible for furnishing the Trustee with written instructions regarding all contributions to the Trust, all distributions to Participants in accordance with Article 11, all withdrawals by Participants in accordance with Article 10 and all loans to Participants in accordance with Article 9. In addition, the Plan Administrator shall be responsible for furnishing the Trustee with any further information regarding the Plan which the Trustee may request for the performance of its duties or for the purpose of making any returns to the Internal Revenue Service or Department of Labor as may be required of the Trustee.

        (d) RULES AND DECISIONS. The Plan Administrator may adopt such rules as it deems necessary, desirable or appropriate in the administration of the Plan. All rules and decisions of the Plan Administrator shall be applied uniformly and consistently to


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                                       36

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              all Participants in similar circumstances. When making a
              determination or calculation, the Plan Administrator shall be entitled to rely upon information furnished by a Participant or Beneficiary, the Employer, the legal counsel of the Employer or the Trustee.

       (e) APPLICATION AND FORMS FOR BENEFITS. The Plan Administrator may require a Participant or Beneficiary to complete and file with it an application for a benefit and to furnish all pertinent information requested by it. The Plan Administrator may rely upon all such information so furnished to it, including the Participant's or Beneficiary's current mailing address.

       (f) FACILITY OF PAYMENT. Whenever, in the Plan Administrator's opinion, a person entitled to receive a payment of a benefit or installment thereof is under a legal disability or is incapacitated in any way so as to be unable to manage his financial affairs, as determined by a court of competent jurisdiction, it may direct the Trustee to make payments to such person or to the legal representative or to a relative or friend of such person for that person's benefit, or it may direct the Trustee to apply the payment for the benefit of such person in such manner as it considers advisable.

12.3 ALLOCATION OF DUTIES AND RESPONSIBILITIES. The Plan Administrator may, by written instrument, allocate among its Employees any of its duties and responsibilities not already allocated under the Plan or may designate persons other than Employees to carry out any of the Plan Administrator's duties and responsibilities under the Plan. Any such duties or responsibilities thus allocated must be described in the written instrument. If a person other than an Employee of the Employer is so designated, such person must acknowledge in writing his acceptance of the duties and responsibilities allocated to him.

12.4 EXPENSES. The Employer shall pay all expenses authorized and incurred by the Plan Administrator in the administration of the Plan except to the extent such expenses are paid from the Trust.

12.5 LIABILITIES. The Plan Administrator and each person to whom duties and responsibilities have been allocated pursuant to Section 12.3 may be indemnified and held harmless by the Employer with respect to any alleged breach of responsibilities performed or to be performed hereunder. The Employer and each Affiliated Employer shall indemnify and hold harmless the Sponsor against all claims, liabilities, fines, penalties and all expenses reasonably incurred by or imposed upon it (including, but not limited to, reasonable attorney's fees) which arise as a result of actions or failure to act in connection with the operation and administration of the Plan.

12.6   CLAIMS PROCEDURE.

       (a) FILING A CLAIM. Any Participant or Beneficiary under the Plan may file a written claim for a Plan benefit with the Plan Administrator or with a person named by the Plan Administrator to receive claims under the Plan.

       (b) NOTICE OF DENIAL OF CLAIM. In the event of a denial or limitation of any benefit or payment due to or requested by any Participant or Beneficiary under the Plan ("claimant"), claimant shall be given a written notification containing specific reasons for the denial or limitation of his benefit. The written notification shall contain specific reference to the pertinent Plan provisions on which the denial or limitation of his benefit is based. In addition, it shall contain a description of any other material or information necessary for the claimant to perfect a claim, and an explanation of why such material or information is necessary. The notification shall further provide appropriate information as to the steps to be taken if the claimant wishes to submit his claim for review. This written notification shall be given to a claimant within 90 days after receipt of his claim by the Plan Administrator unless special circumstances require an extension of time for processing the claim. If such an extension of time for processing is required, written notice of the extension shall be furnished to the claimant prior to the termination of said 90 day period, and such notice shall indicate the special circumstances which make the postponement appropriate.

       (c) RIGHT OF REVIEW. In the event of a denial or limitation of his benefit, the claimant or his duly authorized representative shall be permitted to review pertinent documents and to submit to the Plan Administrator issues and comments in writing. In addition, the claimant or his duly authorized representative may make a written request for a full and fair review of his claim and its denial by the Plan Administrator; provided, however, that such written request must be received by the Plan Administrator (or its delegate to receive such requests) within 60 days after receipt by the claimant of written notification of the denial or limitation of the claim. The 60 day requirement may be waived by the Plan Administrator (or its delegate) in appropriate cases.

       (d) DECISION ON REVIEW. A decision shall be rendered by the Plan Administrator within 60 days after it receives the request for review, provided that where special circumstances require an extension of time for processing the decision, it may be postponed on written notice to the claimant (prior to the expiration of the initial 60 day period) for an additional 60 days, but in no event shall the decision be rendered more than 120 days after the receipt of such request for review. Any decision by the Plan Administrator shall be furnished to the claimant in writing and shall set forth the specific reasons for the decision and the specific Plan provisions on which the decision is based.

       (e) COURT ACTION. No Participant or Beneficiary shall have the right to seek judicial review of a denial of benefits, or to bring any action in any court to enforce a claim for benefits prior to filing a claim for benefits or exhausting his rights to review under this Section.

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                                       37

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                 ARTICLE 13. AMENDMENT, TERMINATION AND MERGER

13.1 SPONSOR'S POWER TO AMEND. The Sponsor may amend any part of the Plan. If the Sponsor amends or terminates the Plan, it shall give notice of such amendment or termination to each adopting Employer which has notified the Sponsor it has adopted, but not yet ceased to use, this prototype Plan and which has all Plan assets invested in Shares at the time of such amendment or termination.

13.2 AMENDMENT BY ADOPTING EMPLOYER. The Employer may:

     (a) change the choice of options in the Adoption Agreement;

     (b) add overriding language in the Adoption Agreement when such language is necessary to (i) satisfy section 415 or 416 of the Code because of the required aggregation of multiple plans, or (ii) preserve benefits protected under section 411(d)(6) of the Code; and

     (c) add certain model amendments published by the Internal Revenue Service which specifically provide that their adoption will not cause the Plan to be treated as individually designed.

An Employer that amends the Plan for any other reason, including a waiver of the minimum funding requirement under section 412(d) of the Code, will no longer participate in this prototype plan and will be considered to have an individually designed plan.

13.3 TERMINATION. The Employer is not and shall not be under obligation to continue its contributions to, or to maintain, them for any length of time. The Employer may, in its sole discretion, completely discontinue its contributions to or terminate the Plan and Trust in accordance with the provisions of the Plan in effect at the time of discontinuance of contributions or termination. In the event of the termination or partial termination of the Plan, the account balance of each affected participant will be nonforfeitable.

13.4 VESTING UPON COMPLETE DISCONTINUANCE OF CONTRIBUTIONS. In the event of a complete discontinuance of contributions under the Plan, the account balance of each affected participant will be nonforfeitable.

13.5 MAINTENANCE OF BENEFITS UPON MERGER. In the event of a merger or consolidation with, or transfer of assets to any other plan, each participant will receive a benefit immediately after such merger, consolidation or transfer (if the Plan then terminated) which is at least equal to the benefit the Participant was entitled to immediately before such merger, consolidation or transfer (if the Plan had been terminated).

                           ARTICLE 14. MISCELLANEOUS


14.1 EXCLUSIVE BENEFIT OF PARTICIPANTS AND BENEFICIARIES.

     (a) GENERAL RULE. All assets of the Trust shall be retained for the exclusive benefit of Participants and their Beneficiaries, and shall be used only to pay benefits to such persons or to pay the fees and expenses of the Trust. The assets of the Trust shall not revert to the benefit of the Employer, except as otherwise specifically provided in subsection (b) below.

     (b) SPECIAL RULES. To the extent permitted or required by ERISA and the Code, contributions to the Trust under this Plan are subject to the following conditions:

         (i) If a contribution or any part thereof is made to the Trust by the Employer under a mistake of fact, such contribution or part thereof shall be returned to the Employer within one year after the date the contribution is made;

         (ii) In the event the Plan is determined not to meet the initial qualification requirements of section 401 of the Code, contributions made in respect of any period for which such requirements are not met shall be returned to the Employer within one year after the Plan is determined not to meet such requirements, but only if the application for the qualification is made by the time prescribed by law for filing the Employer's return for the taxable year in which the Plan is adopted or such later date as the Secretary of the Treasury may prescribe.

         (iii) Contributions to the Trust are specifically conditioned on their deductibility under the Code and, to the extent a deduction is disallowed for any such contribution, such amount shall be returned to the Employer within one year after the date of the disallowance of the deduction.

14.2 NONGUARANTEE OF EMPLOYMENT. Nothing contained in this Plan shall be construed as a contract of employment between Employer and any Employee or as a right of any Employee to be continued in the employment of the Employer or as a limitation of the right of the Employer to discharge any of its Employees, with or without cause.

14.3 RIGHTS TO TRUST ASSETS. No Employee, Participant or Beneficiary shall have any right to, or interest in, any assets of the Trust upon termination of employment or otherwise, except as provided under the Plan. All payment of benefits under the Plan shall be made solely out of the assets of the Trust.

14.4 NONALIENATION OF BENEFITS. No benefit or interest available hereunder will be subject to assignment or alienation, either voluntarily or involuntarily. The preceding sentence shall also apply to the creation, assignment or recognition of a right to any benefit payable with respect to a participant pursuant to a domestic relations order, unless such order is determined to be a qualified domestic relations order, as defined in section 414(p) of the Code, or any domestic relations order entered before January 1, 1985.

14.5. FAILURE OF QUALIFICATION. If the Employer's plan fails to attain or retain qualification, such plan will no longer participate in this prototype plan and will be considered an individually designed plan.

14.6 APPLICABLE LAW. Except to the extent otherwise required by ERISA, as amended, this Plan shall be construed and enforced in accordance with the laws of the state in which the Employer's principal place of business is located, as specified in the Adoption Agreement.

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                                      38

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14.7   REFERENCE TO FEDERAL LAW. All references in this Plan to sections of the
       Internal Revenue Code or ERISA and any regulations or ruling thereunder shall be deemed to refer to such sections (and any regulation or ruling thereunder) as they subsequently may be modified, amended, replaced or amplified by any successor federal statute, regulation or ruling of similar application and import.

14.8 CONSTRUCTION. Whenever used in this Plan, unless the context indicates otherwise, the singular shall include the plural, the plural shall include the singular and the male gender shall include the female gender.

14.9 HEADINGS. Headings in this Plan are inserted solely for convenience of reference and shall neither constitute a part of this Plan nor affect its meaning, construction or intent.

14.10 PRIORITY OF ADOPTION AGREEMENT. The Adoption Agreement has the function of amending the terms of this document where necessary or appropriate. If there is any conflict between the terms of this document and the terms of the Adoption Agreement, the terms of the Adoption Agreement shall prevail.

--------------------------------------------------------------------------------

                           SIMPLIFIED 401(k) PROTOTYPE

                                 TRUST AGREEMENT

       Unless the context of this Trust Agreement clearly indicates otherwise, the terms defined in Article 2 of the Plan entered into by the Employer of which this Trust Agreement forms a part shall, when used herein, have the same meaning as in the Plan.


                             ARTICLE I - TRUST FUND

1.1    TRUST.

       The Employer hereby establishes with the Trustee a trust account or accounts ("Accounts") consisting of such sums of U.S. currency and such other property acceptable to the Trustee as shall from time to time be contributed, paid or delivered to the Trustee pursuant to this Trust Agreement at the address specified by the Trustee. All such money and property, all investments and reinvestments made therewith and proceeds thereof, less any payments or distributions made by the Trustee pursuant to the terms of this Trust Agreement, are referred to herein as the "TRUST." The Trust shall be held by the Trustee in accordance with the express provisions of this instrument and the requirements of law.

1.2    DELEGATION OF AUTHORITY.

       The Trustee may delegate to a custodian or other agent the custodianship of all or part of the assets of the Trust. The Trustee and the Employer may, by mutual agreement, arrange for the delegation by the Trustee to the Plan Administrator or any agent of the Employer of any powers or functions of the Trustee hereunder other than the custody of the Trust assets. The Trustee shall not be responsible for any act or omission of such person or persons arising from any such delegation, except to the extent provided in Section 4.8.

1.3    LIMITATIONS OF TRUSTEE'S DUTIES.

       With respect to its duties hereunder, the Trustee is a non-discretionary trustee and shall have no duty to: (a) determine or enforce payment of any contribution due under the Plan; (b) inquire into the accuracy of any contribution; (c) determine the adequacy of the funding policy adopted by the Employer to meet its obligations under the Plan; (d) look into the propriety of any investment or distribution made under the Plan; or (e) ensure the qualification of the Plan under the Code. The Trustee shall not be deemed to be the administrator, the Plan sponsor or a "named fiduciary" of the Plan as defined in sections 3(16)(A), 3(16)(B) and 402(a)(2), respectively, of ERISA.


                             ARTICLE II - ACCOUNTS

2.1 ESTABLISHING ACCOUNTS. The Trustee shall open and maintain a Trust Account for the Plan. Upon receipt of written instructions from the Employer, the Trustee also shall open and maintain such Participant Accounts and subaccounts as the Employer may direct. The Trustee shall also open and maintain such other subaccounts as may be appropriate or desirable to aid in the administration of the Plan. The Employer shall give written instructions to the Trustee specifying the Participants' Accounts and subaccounts to which contributions and forfeitures are to be credited, and the amounts of such contributions and forfeitures which are to be credited to such Accounts and subaccounts.

2.2 CHARGES AGAINST ACCOUNTS. Upon receipt of written instructions from the Employer, the Trustee shall charge the appropriate Account or subaccount of a Participant for any withdrawals or distributions made under the Plan, for any forfeiture which may be required under the Plan of unvested interests attributable to Employer contributions and for any fees which may be charged against the Trust assets.


                    ARTICLE III - INVESTMENT OF TRUST ASSETS

3.1    INVESTMENT OF TRUST ASSETS.

       The Trustee shall not have any discretion, and is specifically prohibited from having or exercising any discretion, with respect to the investment of Trust assets. Except as provided in Section 3.3 (Participant Directed Investments) hereof, the Employer shall be solely responsible for giving the Trustee directions as to the investment and disposition of the Trust assets. Assets of the Trust may be invested in shares of stock in any regulated investment company registered under the Investment Company Act of 1940, the investment advisor of which is T. Rowe Price Associates, Inc. or any of its affiliates. Trust assets may also be invested in units in any common, collective or group trust fund sponsored by T. Rowe Price Trust Company and qualified under sections 401 and 501 of the Code, that is made available for investment purposes as an investment option under the T. Rowe Price Simplified 401(k) Prototype Plan (the instrument of trust creating any such qualified common, collective or group trust fund being adopted hereby).


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                                       39

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3.2  WRITTEN INSTRUCTION.

     Any action of the Employer pursuant to any provisions of this Trust Agreement shall be in wring from the Employer, and the Trustee shall be fully protected in relying upon such written notification as actions of the Employer. The term "Employer," as used throughout this Trust Agreement, includes any duly authorized designee of the Employer, such as a Plan Administrator, or any individual having apparent authority as such. If written instructions are not received by the Trustee, or if such instructions are received but are deemed by the Trustee to be unclear, upon notice to the Employer, the Trustee may elect to hold all or part of any such contribution in cash, without liability for rising security prices or distributions made, pending receipt by it from the Employer of written instructions or other clarification. If any contributions received by the Trustee from the Employer are less than any minimum which a directed investment requires, the Trustee may hold the specified portion of such contributions in cash, without interest, until such time as the proper amount has been contributed so that the directed investment may be made. The Trustee shall receive all directions or instructions in writing provided that the Trustee may accept oral directions for purchases or sales from the Employer or Participant with subsequent written confirmation.

3.3  PARTICIPANT DIRECTED INVESTMENTS.

     When so instructed by the Employer, the Trustee shall invest all or any portion of the individual Accounts of any Participant as directed by said Participant. Such directed investments shall be accounted for separately for each Participant. The Employer shall have the duty to select and monitor all investment options made available to Participants under the Plan. The Employer shall ensure that all Participants who are entitled to direct the investment of assets in their Accounts previously received or receive a copy, of all material describing such investment options that is required by law. Delivery of investment directions by the Employer in accordance with the instructions of a Participant or by the Participant directly to the Trustee shall entitle the Trustee to assume that the Participant has received all such descriptive material. Each Participant who directs the investment of his Accounts shall be solely and absolutely responsible for the investment or reinvestment of any such directed Plan investment held on his behalf in the Trust, and, except as otherwise provided herein, the Trustee shall not question any such direction, review any securities or other such assets, or make suggestions with respect to the investment, reinvestment, retention or disposition of any such assets. The Trustee shall not have any liability or responsibility for diversification of such assets or for any loss to or depreciation of such assets because of the purchase, retention or sale of assets in accordance with a Participant's direction. The Participant shall have sole responsibility for the overall diversification, liquidity and prudence of the investments of his Accounts. If a Participant fails to direct the investments of his Accounts, the Trustee shall invest his Accounts in accordance with the written directions of the Employer.

3.4  EMPLOYER DIRECTED INVESTMENTS.

     The Employer, by written direction to the Trustee, is authorized to designate all or a portion of the Trust assets of which the Employer will direct investments, and the Trustee may segregate such assets into one or more separate accounts or administer the Trust as one account. In the event the Employer shall employ or appoint an investment advisor to direct the Trustee with respect to a portion of the Trust, the Employer will notify the Trustee in writing of the appointment of the investment advisor, including his name and address. Whether or not the Trust is segregated into separate accounts, the Trustee shall invest such portion of the Trust as directed by the Employer or its duly appointed investment advisor only to the extent that such instruction is consistent with ERISA and any other applicable legal authority. The Trustee shall have no duty to question any action or direction of the Employer or investment advisor or any failure of the Employer or investment advisor to give directions, or to review the securities or other investments, which are held pursuant to the Employer's or investment advisor's directions, or to make suggestions to the Employer or investment advisor as to the investment, reinvestment, retention or disposition of any such assets. The Trustee shall not have any liability or responsibility for diversification of such assets, or for any loss to or depreciation of such assets because of the purchase, retention or sale of assets in accordance with the Employer's or investment advisor's direction. The Employer shall have responsibility for the overall diversification of the Trust.

3.5  TRUSTEE'S LIABILITY WITH RESPECT TO EMPLOYER OR PARTICIPANT DIRECTED
     ACCOUNTS.

     The Trustee shall not be liable for, and the Employer will indemnify and hold harmless the Trustee (including its employees, affiliates, representatives and agents) from and against, any liability or expense (including counsel fees) because of: (a) any investment action taken omitted by the Trustee in accordance with any direction of the Employer or a Participant, or (b) any investment inaction in the absence of investment directions from the Employer or a Participant.

3.6  LIMITATIONS ON INVESTMENTS.

     Notwithstanding any other provision of this Trust Document to the contrary:

     (a) The Trustee may establish such reasonable rules and regulations, applied on a uniform basis to all Participants, with respect to the requirements for, and the form and manner of, effecting any transaction with respect to Participant directed investments to the Trustee shall determine to be consistent with the purposes of the Plan. Any such rules and regulations shall be binding upon all persons interested in the Trust.

     (b) In no event shall the Trustee engage in any transaction that would be prohibited under ERISA.

3.7  "KNOWLEDGE" OF TRUSTEE.

     It is understood that although, when the Trustee is subject to the direction of the Employer or a Participant, the Trustee will perform certain ministerial duties ("Ministerial Duties") with respect to the portion of the Trust subject to such direction, such duties do not involve the exercise of any discretionary authority to manage or control Trust assets. Such Ministerial Duties will be performed in the normal course of business by employees of the Trustee, its affiliates or agents who may be unfamiliar with investment management. It is agreed that the Trustee is not undertaking any duty or obligation, express or implied, to review, and will not be deemed to have any knowledge of or responsibility with respect to, any Transaction involving the investment of the Trust as a result of the performance of these Ministerial Duties. Therefore, in the event that "Knowledge" of the Trustee shall be a prerequisite to imposing a duty upon or determining liability of the Trustee under the Plan, this Trust Agreement or any law regulating the conduct of directed trustees with respect to the investment of trust assets, as a result of any act or omission on of the Employer or any Participant, or as the result of any transaction engaged in by any of them, then the receipt and processing of investment orders and other documents relating to Trust assets by an employee of the Trustee or its affiliates or agents engaged in the performance of purely Ministerial Duties shall not constitute "knowledge" of the Trustee.

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

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                       ARTICLE IV - DUTIES OF THE TRUSTEE

4.1    DUTIES OF THE TRUSTEE.

       The Trustee is authorized and empowered with respect to the Trust:

       (a) To make, execute, acknowledge and deliver any and all documents of transfer and conveyance and any and all other instruments that may be necessary or appropriate to carry out the powers herein granted.


       (b) To register any investment held in the Trust in the name of the Trustee or in the name of a nominee, and to hold any investment in bearer form, but the books and records of the Trustee shall at all times show that all such investments are part of the Trust.

       (c) To employ suitable agents and counsel (who may also be agents and/or counsel for the Employer) and to pay their reasonable expenses and compensation.

       (d) To borrow or raise monies for the purpose of the Trust from any source and, for any sum borrowed, to issue its promissory note as Trustee and to secure the repayment thereof by pledging all or any part of the Trust, but nothing contained herein shall obligate the Trustee to render itself liable individually for the amount of any such borrowing; and no person loaning money to the Trustee shall be bound to see to the application of money loaned or to inquire into the validity or propriety of any such borrowing.

       Each and all of the foregoing powers may be exercised without a court order or approval. No one dealing with the Trustee need inquire concerning the validity or propriety of anything that is done by the Trustee or need to see the application of any money paid or property transferred to or upon the order of the Trustee.

4.2    GENERAL POWERS.

       The Trustee shall have all of the powers necessary or desirable to do all acts and exercise all such rights and privileges, whether or not expressly authorized herein, which it may deem necessary or proper for the protection of the Trust and to accomplish any action provided for in this Trust Agreement.

4.3    VALUATION OF TRUST.

       The Trustee, as of the valuation date, and at such other time or times as is necessary, shall determine the net worth of the assets of the Trust. The Trustee may adopt such methods of valuation as it deems advisable.

4.4    TRUST RECORDS.

       The Trustee shall keep accurate and detailed records of all receipts, investments, disbursements and other transactions required to be performed hereunder with respect to the Trust. The Trustee agrees to treat as confidential all records and other information relative to the Trust. The Trustee shall not disclose such records and other information to parties, other than the Employer except to the extent required by law or as requested in writing by the Employer.

4.5    DISTRIBUTIONS.

       At the direction of the Employer, the Trustee shall mail distributions from the Trust to the Employer for the benefit of the Participants and, to the extent agreed to by the Trustee, shall make distributions directly to the Participants. The Trustee shall not be liable or responsible for any errors made by the Employer with respect to distributions. The Trustee shall be entitled to rely conclusively upon the Employer's directions. Notwithstanding any other provision of the Trust Agreement, the Trustee may condition its delivery, transfer or distribution of any Trust assets upon the Trustee's receiving satisfactory assurances that the approval of appropriate governmental agencies or other authorities has been secured and that all notice and other procedures required by applicable law have been satisfied.


4.6    TRUSTEE'S FEES.

       The Trustee's fees for performing its duties hereunder shall be such reasonable amounts as shall be established by it from time to time. The Trustee shall furnish to the Employer its current schedule of fees and give written notice to the Employer whenever its fees are changed or revised. Such fees, any taxes of any kind whatsoever which may be levied or assessed upon the Trust, and any expenses incurred by the Trustee in the performance of its duties, including fees for legal services rendered to the Trustee, shall, unless paid by the Employer, be paid from the Trust.

4.7    DUTIES NOT ASSIGNED.

       The duties of the Trustee with respect to the Trust are limited to those assumed by the Trustee under the terms of this Trust Agreement. The Trustee shall not be responsible for filing reports, returns or disclosures with any government agency except as may otherwise be required by its duties as Trustee under applicable law.

4.8    STANDARDS FOR THE TRUSTEE'S POWERS.

       Notwithstanding any other provision of this Trust Agreement, the Trustee shall discharge its duties hereunder solely in the interest of the Participants and for the exclusive purpose of providing benefits to the Participants and defraying reasonable expenses of administering the Trust, with the skill, care, prudence and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims. The Trustee shall perform its duties in accordance with this Trust Agreement insofar as this Trust Agreement is consistent with the provisions of ERISA. To the extent not prohibited by ERISA, the Trustee shall not be responsible in any way for any action or omission of the Employer with respect to the performance of its duties and obligations set forth in this Trust Agreement and in the Plan. The Trustee may rely upon such information, direction, action or inaction of the Employer as being proper under the Plan or the Trust Agreement and is not required to inquire into the propriety of any such information, direction, action or inaction. To the extent not prohibited by ERISA, the Trustee shall not be responsible for any action or omission of any of its agents or with respect to reliance upon advice of its counsel (whether or not such counsel is also counsel to the Employer), provided that such agents or counsel were prudently chosen by the Trustee and that the Trustee relied in good faith upon the action of such agent or the advice of such counsel.

                      ARTICLE V - DUTIES OF THE EMPLOYER

5.1    DUTIES OF THE EMPLOYER.

       It is understood that the Employer shall be responsible for the performance of the following functions with respect to the Trust:

       (a) Transmitting all Trust contributions made by or on behalf of each Participant in accordance with the instructions of each Participant to the Trustee at such times and in such manner as is mutually agreed between the Employer and the Trustee.

       (b) Providing to the Trustee, on a timely basis, a copy of the Plan document including all amendments and restatements.

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                                       41

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     (c)   Determining that the contributions made by or on the behalf of each
           Participant are in accordance with any applicable Federal

     (d) Asses that the Plan maintains qualified status under applicable provisions of the Code.

     (e) If applicable, asses that the Plan complies with section 404(c) of ERISA and any regulations issued thereunder.

5.2  BONDING.

     The Employer agrees to obtain and maintain a fiduciary bond and to include as those coveted by such bond the Employees of the Employer, the Plan Administrator and the Trustee, including any of the Trustee's employees, officers and agents required by law to be so covered. The cost of any such bond shall be paid by the Employer.

5.3  INFORMATION AND DATA TO BE FURNISHED TO THE TRUSTEE,

     The Employer shall furnish the Trustee with such information and data relevant to the Plan as is necessary for the Trustee to properly perform its duties assumed hereunder, including but not limited to, a copy of the Plan's qualification letter from the Internal Revenue Service.

5.4  LIMITATION OF DUTIES.

     Neither the Trustee nor any of its officers, directors, partners or agents shall have any duties or obligations with respect to this Trust Agreement, except those expressly set forth herein, in the Plan and in ERISA.

                       ARTICLE VI - TERMINATION OF TRUST

6.1  RESIGNATION OR REMOVAL OF TRUSTEE.

     The Trustee may resign at any time upon thirty days' prior written notice to the Employer and may be removed by the Employer at any time upon thirty days' prior written notice to the Trustee. Upon resignation or removal of the Trustee, the Employer shall appoint a successor trustee. Upon receipt by the Trustee of written acceptance of such appointment by the successor trustee, the Trustee shall transfer and pay over to the successor the assets of the Trust and all records (or copies) pertaining thereto. The Trustee is authorized, however, to reserve such sum of money or property as it may deem or for payment of any liabilities constituting a charge on or against the assets of the Trust or on or against the Trustee, with any balance of such reserve remaining after payment of all such items to be paid over to the successor trustee. Upon the assignment, transfer and payment over of the assets of the Trust, and obtaining a receipt thereof from the successor trustee, the Trustee shall be released and discharged from any and all claims, demands, duties and obligations arising out of the Trust and its management thereof, excepting claims based only upon the Trustee's willful misconduct or gross negligence. The successor trustee shall hold the assets paid over to it under the terms similar to those of this Trust Agreement under a trust that will qualify under section 401(a) of the Code. If on the date upon which the Trustee's resignation or removal is effective, the Employer has not appointed a successor trustee which has accepted such appointment, the Trustee shall, unless it elects to terminate the Trust pursuant to Section 6.3 hereof, appoint such successor itself.

6.2  TERMINATION OF THE TRUST.

     Subject to the right of the Trustee to terminate the Trust in accordance with Section 6.3 hereof, this Trust shall continue as to the Employer so long as the Plan is in full force and effect. If the Plan ceases to be in full force and effect, this Trust shall thereupon terminate unless expressly extended by the Employer.

6.3  TERMINATION OF THE TRUST BY THE TRUSTEE.

     The Trustee may elect to terminate the Trust if on the date upon which the Trustee's resignation or removal is effective, the Employer has not appointed a successor trustee which has accepted such appointment. Termination of the Trust shall be effected by distribution of all assets thereof to the Participants or other persons entitled thereto pursuant to the directions of the Employer (or, in the absence of such direction, as determined by the Trustee), subject to the Trustee's fight to reserve funds as provided in Section 6.1 hereof. Upon the completion of such distribution, the Trustee shall be relieved from all further liability with respect to all amounts so paid, other than any liability arising out of the Trustee's willful misconduct or gross negligence.

                           ARTICLE VII - MISCELLANEOUS

7.1  PURPOSE.

     This Trust has been established for the exclusive benefit of the Plan's Participants. Except as provided herein, it shall be impossible at any time prior to the satisfaction of all liabilities to the Participants for any part of the principal or income of the Trust, other than such part as is required to pay taxes, administrative expenses or refund contributions as provided herein, to be paid or diverted to the Employer or to be used for any purpose whatsoever other than for the exclusive benefit of the Participants.

7.2  INDEMNIFICATION.

     The Employer shall indemnify and hold harmless the Trustee (including its affiliates, employees, representatives and agents from and against any liability, cost or other expense, including, but not limited to, the payment of attorneys' fees which the Trustee may incur in connection with the Trust or the Plan unless such liability, cost or expense arises from the Trustee's own willful misconduct or gross negligence. The Trustee shall not be obligated or expected to commence or defend any legal action or proceeding in connection with the Trust unless agreed upon in writing by the Trustee and Employer and unless the Trustee is fully indemnified for doing so to its satisfaction.

7.3  CONSTRUCTION.

     Whenever used in this Trust Agreement, unless the context indicates otherwise, the singular shah include the plural, the plural shall include the singular, and the male sender shall include the female sender.

7.4  HEADINGS.

     Headings in this Trust Agreement are inserted solely for convenience of reference and shall neither constitute a part of this Trust Agreement, nor affect its meaning, construction or intent.

7.5  SEVERABILITY.

     If any provision of this Trust Agreement is held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision, and this Trust Agreement shall be construed and enforced as if such provision had not been included.

7.6  RETURN OF CONTRIBUTIONS.

     Contributions are conditioned on initial qualification of the Plan under section 401(a) of the Code, and if the Plan and Trust do not


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
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       qualify, the Trustee may return such contributions to the Employer upon the Employer's written direction. The Trustee may also return amounts to the Employer upon the Employer's written direction due to a "mistake of fact" as described in section 403(c) of ERISA. Contributions made by the Employer by "mistake of fact" may revert and be paid to the Employer within one year after the payment of such mistaken contributions. In making such a return of assets to the Employer, the Trustee may accept the Employer's written direction as its warranty that such payment is provided for in the Plan and complies with such plan provision and section 403(c) of ERISA, and the Trustee need make no further investigation.

7.7    VOTING.

       The Employer shall direct the Trustee how to vote any Trust assets for which the Trust has voting rights. The Employer may not appoint the Trustee as its designee for purposes of this Section unless the Trustee agrees to such a designation in writing.

7.8    NONALIENATION OF BENEFITS.

       No rights or claims to any of the monies or other assets of the Trust shall be assignable, nor shall such rights or claims be subject to garnishment, attachment, execution or levy of any kind; and any attempt to transfer, assign or pledge the same, except as specifically permitted by law, shall not be recognized by the Trustee.

7.9    AMENDMENTS

       The Employer and the Trustee may amend this Agreement at any time by a written agreement between them; provided, however, that no such amendment shall make it possible for any part of the corpus or income of the Trust to be used or diverted to purposes other than the exclusive benefit of Participants and defraying reasonable expenses of administering the Plan and Trust.

7.10   INSPECTION OF PLAN RECORDS BY EMPLOYER.

       The Trustee agrees to permit the Employer to inspect the records of the Trust maintained by the Trustee during regular business hours and to permit the Employer to audit the same upon the giving of reasonable notice to the Trustee. The Trustee further agrees that it will provide the Employer with information and records that the Employer may reasonably require in order to perform audits of said records.

7.11   LAW GOVERNING.

       This Agreement shall be administered, construed and enforced according to the laws of the state of the principal place of business of the Trustee and applicable Federal law.

7.12   MERGER, CONSOLIDATION OR TRANSFER.

       In the event of the merger, consolidation or transfer of any portion of the Trust to a trust fund held under any other plan, the Trustee shall dispose of all or part, as the case may be, of the Trust, in accordance with the written directions of the Employer, subject to the right of the Trustee to reserve funds as provided in Section 6.1 hereof.

7.13   TRUSTEE AS SUCCESSOR TRUSTEE.

       If the Trustee is acting as a successor trustee with respect to the Trust, the Employer shall indemnify the Trustee against all liabilities with respect to the Trust arising prior to the appointment of the Trustee and its acceptance thereof.

7.14   SUCCESSORS AND ASSIGNS.

       This Agreement shall be binding upon the successor and assigns of the parties hereto.

7.15   NOTICES.

       Any notice from the Trustee to the Employer or from the Employer to the Trustee provided for in the Plan or in this Trust Agreement shall be effective if sent by first class mail to their respective last addresses of record.

7.16   EFFECTIVE DATE.

       The effective date of this Trust shall be the date on which the Trustee has executed the Adoption Agreement unless specified otherwise in that agreement.

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


         INTERNAL REVENUE SERVICE                                                   Department of the Treasury

PLAN DESCRIPTION: PROTOTYPE STANDARDIZED PROFIT SHARING PLAN WITH CODA

     FFN: 50236500007 - 001      CASE: 9307665                EIN: 52-1309931
                                                                                    Washington, DC 20224
     BPD: 07                     PLAN: 001      LETTER SERIAL NO.: D261637a

                                                                                    Person to Contact:  Mr. Dua

                                                                                    Telephone Number:   (202) 622-8380
T. Rowe Price Trust Co.

100 East Pratt Street                                                               Refer Reply to:     CP:E:EP:Q:3

Baltimore   MD    21202                                                             Date:               12/20/93






         Dear Applicant:

               In our opinion, the form of the plan identified above is acceptable under section 401 to the Internal Revenue Code for use by employers for the benefit of their employees. This opinion relates only to the acceptability of the form of the plan under the Internal Revenue Code. It is not an opinion of the effect of other Federal or local statutes.

               You must furnish a copy of this letter to each employer who adopts this plan. You are also required to send a copy of the approved form of the plan, any approved amendments and related documents to each Key District Director of Internal Revenue Service in whose jurisdiction there are adopting employers.

               Our opinion on the acceptability of the form of the plan is not a ruling or determination as to whether an employer's plan qualifies under Code section 401(a). An employer who adopts this plan will be considered to have a plan qualified under Code section 401(a) provided all the terms of the plan are followed, and the eligibility requirements and the contribution or benefit provisions are not more favorable for highly compensated employees than for other employees. Except as stated below, the Key District Director will not issue a determination letter with regard to this plan.

               Our opinion does not apply to the form of the plan for purposes of Code section 401(a)(16) if: (1) an employer ever maintained another qualified plan for one or more employees who are covered by this plan, other than a specified paired plan within the meaning of section 7 of the Rev. Proc. 89-9,1989-1 C.B. 780; or (2) after December 31, 1985, the employer maintains a welfare benefit fund defined in Code section 419(e), which provides postretirement medical benefits allocated to separate accounts for key employees as cleaned in Code section 419A(d)(3).

               An employer that has adopted a standardized plan may not rely on this opinion letter with respect to: (1) whether any amendment or series of amendments to the plan satisfies the nondiscrimination requirements of section 1.401(a)(4)-5(a) of the regulations, except with respect to plan amendments granting past service that meet the safe harbor described in section 1.401(a)(4)-5(a)(5) and are not part of a pattern of amendments that significantly discriminates in favor of highly compensated employees; or (2) whether the plan satisfies the effective availability requirement of section 1.401(a)(4)-4(c) of the regulations with respect to any benefit, right or feature.

               An employer that has adopted a standardized plan as an amendment to a plan other than a standardized plan may not rely on this opinion letter with respect to whether a benefit, right or other feature that is prospectively eliminated satisfies the current availability requirements of section 1.401(a)-4 of the regulations.





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                                       44

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     The employer may request a determination (1) as to whether the plan, considered with all related qualified plans and, if appropriate, welfare benefit funds, satisfies the requirements of Code section 401(a)(16) as to limitations on benefits and contributions in Code section 415; (2) regarding the nondiscriminatory effect of grants of past service; and (3) with respect to whether a prospectively eliminated benefit, right or feature satisfies the current availability requirements.

     Our opinion does not apply to the form of the plan for the purposes of section 401(a) of the Code unless the terms of the plan, as adopted or amended, that pertain to the requirements of sections 401(a)(4), 401(a)(5), 401(a)(17), 401(i), 410(b) and 414(s) of the Code, as amended by the Tax Reform Act of 1986 or subsequent legislation, (a) are made effective retroactively to the first day of the first plan year beginning after December 31, 1988 (or such other date on which these requirements first became effective with respect to this plan); or (b) are made effective no later than the first day on which the employer is no longer entitled, under regulations, to rely on a reasonable, good faith interpretation of these requirements, and the prior provisions of the plan constitute such an interpretation.

     Because you submitted this plan for approval after March 31, 1991, the continued, interim and extended reliance provisions of sections 13 and 17.03 of Rev. Proc. 89-9, 1989-1 C.B. 780, are not applicable.

     If you, the sponsoring organization, have any questions concerning the IRS processing of this case, please call the above telephone number. This number is only for use of the sponsoring organization. Individual participants and/or adopting employers with questions concerning the plan should contact the sponsoring organization. The plan's adoption agreement must include the sponsoring organization's address and telephone number for inquiries by adopting employers.

     If you write to the IRS regarding this plan, please provide your telephone number and the most convenient time for us to call in case we need more information. Whether you call or write, please refer to the Letter Serial Number and File Folder Number shown in the heading of this letter.

     You should keep this letter as a permanent record. Please notify us if you modify or discontinue sponsorship of this plan.

                             Sincerely yours,

                             /s/ John Swim
                             Chief, Employee Plans and Qualifications Branch

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                                       45